PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED NOVEMBER 19, 1999)

                                1,625,000 SHARES

               [ALLIED CAPITAL LOGO]   ALLIED CAPITAL CORPORATION

                                  COMMON STOCK
                             ----------------------

     We are an internally managed closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to achieve current income and capital gains.

     We are offering for sale 1,625,000 shares of our common stock. Our common stock is traded on the Nasdaq National Market under the symbol "ALLC." The last reported sales price for our common stock on March 7, 2000 was $16.8125 per share.

     YOU SHOULD REVIEW THE INFORMATION, INCLUDING THE RISK OF LEVERAGE, SET FORTH UNDER "RISK FACTORS" ON PAGE 7 OF THE PROSPECTUS BEFORE INVESTING IN COMMON STOCK OF THE COMPANY.
                             ----------------------

                                                                      PER SHARE       TOTAL
                                                                      ---------       -----
Public offering price.................................                  $16.625    $27,015,625
Underwriting discount.................................                  $.83125     $1,350,781
Proceeds to Allied Capital Corporation(1).............                $15.79375    $25,664,844

---------------

     (1) Before deducting expenses payable by us estimated at $100,000

     Please read this prospectus supplement, and the prospectus, before investing, and keep it for future reference. It contains important information about the Company. To learn more about the Company, you may want to look at the Statement of Additional Information dated November 19, 1999 (the "SAI"), which is available free of charge by contacting Allied Capital Corporation at 1919 Pennsylvania Avenue, N.W., Washington, DC 20006 (1-888-818-5298).

     We have filed the SAI with the U.S. Securities and Exchange Commission and have incorporated it by reference into the prospectus. The SAI's table of contents appears on page 70 of the prospectus.

     The Commission maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information about the Company.

     We have granted the underwriter a 20-day option to purchase up to 240,000 additional shares of common stock to cover over-allotments. If the underwriter exercises the option in full, the public offering price, the underwriting discount and proceeds to us would be $31,005,625, $1,550,281 and $29,455,344, respectively, as adjusted in certain circumstances as described herein under "Underwriting."

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement or the prospectus. Any representation to the contrary is a criminal offense.

     The shares of common stock will be ready for delivery on or about March 13, 2000.
                             ----------------------

                              MERRILL LYNCH & CO.
                             ----------------------

            The date of this prospectus supplement is March 7, 2000.

     You should rely on the information contained in this prospectus supplement and the prospectus. We have not authorized anyone to provide you with information different from that which is set forth in this prospectus supplement or the prospectus. We are offering to sell shares of common stock and seeking offers to buy shares of common stock only in jurisdictions where offers and sales are permitted. The information contained in this prospectus supplement and the prospectus is accurate only as of the date on their respective covers, regardless of the time of delivery of this prospectus supplement and the prospectus or of any sale of common stock.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
                      PROSPECTUS SUPPLEMENT
Fees and Expenses...........................................  S-1
Recent Developments.........................................  S-2
Use of Proceeds.............................................  S-6
Underwriting................................................  S-6
Legal Matters...............................................  S-7

                            PROSPECTUS
Prospectus Summary..........................................    1
Selected Consolidated Financial Data........................    4
Risk Factors................................................    7
The Company.................................................   12
Use of Proceeds.............................................   12
Price Range of Common Stock and Dividends...................   13
Management's Discussion and Analysis of Financial Condition
  and Results of Operations.................................   14
Senior Securities...........................................   32
Business....................................................   36
Portfolio Companies.........................................   47
Determination of Net Asset Value............................   52
Management..................................................   53
Taxation....................................................   59
Certain Government Regulations..............................   61
Dividend Reinvestment Plan..................................   63
Description of Capital Stock................................   64
Plan of Distribution........................................   68
Legal Matters...............................................   69
Safekeeping, Transfer and Dividend Paying Agent and
  Registrar.................................................   69
Independent Public Accountants..............................   69
Table of Contents of Statement of Additional Information....   70
Index to Financial Statements...............................   71

     Information contained or incorporated by reference in this prospectus supplement, and the prospectus, may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," or "continue" or the negative thereof or other variations thereon or comparable terminology. The matters described in "Risk Factors" in the prospectus and certain other factors noted throughout this prospectus supplement and the prospectus, and in any exhibits to the registration statement of which this prospectus supplement and the prospectus are a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements. In this prospectus supplement and the prospectus, unless otherwise indicated, the "Company," "we," "us" or "our" refer to Allied Capital Corporation and its subsidiaries.

                               FEES AND EXPENSES

     This table describes the various costs and expenses that an investor in the Company will bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
     Sales load (as a percentage of public offering
      price)(1).............................................    5.0%
     Dividend reinvestment plan fees(2).....................    None
ANNUAL EXPENSES (AS A PERCENTAGE OF CONSOLIDATED NET ASSETS
  ATTRIBUTABLE TO COMMON SHARES)(3)
     Operating expenses(4)..................................    4.8%
     Interest payments on borrowed funds(5).................    6.4%
                                                               -----
          Total annual expenses(6)..........................   11.2%
                                                               =====

---------------
(1) The underwriting discounts and commissions with respect to the shares sold by the Company in this offering are the only sales load paid in connection with this offering.
(2) The expenses of the Company's DRIP plan are included in "Operating expenses." The Company has no cash purchase plan. The participants in the DRIP plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See "Dividend Reinvestment Plan" in the prospectus.
(3) "Consolidated net assets attributable to common shares" equals net assets (i.e., total assets less total liabilities) at September 30, 1999.
(4) "Operating expenses" represent the estimated operating expenses of the Company for the year ended December 31, 1999 excluding interest on indebtedness. Operating expenses exclude the formula and cut-off awards. See "Management -- Compensation Plans" in the prospectus.
(5) "Interest payments on borrowed funds" represent estimated interest payments for the year ended December 31, 1999. The Company had outstanding borrowings of $537.9 million at September 30, 1999. This percentage for the year ended December 31, 1998 was 4.2%. See "Risk Factors" in the prospectus.
(6) "Total annual expenses" are based on estimated expenses for the year ended December 31, 1999. "Total annual expenses" as a percentage of consolidated net assets attributable to common shares are higher than the total annual expenses percentage would be for a company that is not leveraged. The Company borrows money to leverage its net assets and to increase its total assets. The Securities and Exchange Commission requires the "Total annual expenses" percentage be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed money. If the "Total annual expenses" percentage were calculated instead as a percentage of consolidated total assets, "Total annual expenses" for the Company would be 5.7% of consolidated total assets.

EXAMPLE

     The following example, required by the Securities and Exchange Commission, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above.

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment,
  assuming a 5% annual return...............................   $159     $375      $588      $1,107

     Although the example assumes (as required by the Commission) a 5.0% annual return, our performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the DRIP plan may receive shares that we issue at or above net asset value or purchased by the administrator of the DRIP plan, at the market price in effect at the time, which may be higher than, at, or below net asset value. See "Dividend Reinvestment Plan" in the prospectus.
 THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND
          THE ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              RECENT DEVELOPMENTS

     For the year ended December 31, 1999, the Company reported net income of $98.6 million, or $1.64 per share. For the fourth quarter ended December 31, 1999, the Company reported net income of $30.9 million, or $0.49 per share, a 58% increase over net income for the fourth quarter ended December 31, 1998 of $16.6 million, or $0.31 per share. For the year ended December 31, 1998, net income was $78.1 million, or $1.50 per share and included a post-merger commercial mortgage securitization gain of $14.8 million, or $0.28 per share.

     Total portfolio income for the year ended December 31, 1999, before net realized and unrealized gains was $71.0 million, or $1.18 per share. This compares to $55.2 million, or $1.06 per share, for the year ended December 31, 1998. Excluding the 1998 post-merger securitization gain, portfolio income per share increased 53%. For the fourth quarter of 1999, portfolio income before net realized and unrealized gains totaled $21.3 million, or $0.34 per share, a 55% increase per share over fourth quarter 1998 portfolio income of $11.8 million, or $0.22 per share.

     Total net realized and unrealized gains were $27.5 million, or $0.46 per share, for the year ended December 31, 1999 as compared to $23.6 million, or $0.45 per share, for the year ended December 31, 1998. Realized gains in 1999 resulted primarily from transactions related to seven portfolio investments, and the gains from these transactions ranged from $0.5 million to $10.5 million.

     1999 PORTFOLIO ACTIVITY. The Company invested a total of $752 million for the year ended December 31, 1999, a 44% increase over loan and investment activity of $524 million for the year ended December 31, 1998. For the fourth quarter of 1999, new loans and investments totaled $218 million, a 25% increase over 1998 fourth quarter investment activity. At December 31, 1999, the overall weighted average yield on the Company's portfolio was 13.03%, as compared to 12.5% at December 31, 1998.

     At December 31, 1999, total assets increased 51% to $1.3 billion from $856 million at December 31, 1998. Shareholders' equity increased 36% to $667.5 million at December 31, 1999 from $491.4 million at December 31, 1998.

     PRIVATE FINANCE. The private finance portfolio, which consists of the Company's mezzanine debt and equity securities, increased 67% during the year and totaled $647.0 million at December 31, 1999. The weighted average yield on the debt portion of this portfolio, which totaled $559.7 million at December 31, 1999, was 14.2%.

     For the year ended December 31, 1999, the private finance group invested a total of $347 million in mezzanine transactions, an increase of 47% over $236 million invested in the year ended December 31, 1998. During 1999, the Company originated 27 new private financings with an average investment size of $9.6 million. The Company completed eight new private finance transactions in the fourth quarter and invested $109 million in mezzanine financings. Fourth quarter investment activity included the following new financings:

          - $3.8 million of preferred stock to Sure-Tel, Inc., a local telephone service company, to finance its growth;

          - $8.0 million of subordinated debt with warrants to J3 Technology Services Corporation, an information technology service provider, to finance an acquisition;

          - $9.7 million of subordinated debt with warrants and common stock to Woodstream Corporation, a leading manufacturer and marketer of pest control products, to finance a buyout;

          - $25.0 million of subordinated debt with warrants and preferred stock to Outsource Partners, Inc., a leading provider of security and janitorial services, to finance a buyout; and

          - $28.3 million of subordinated debt, preferred and common stock to Garden Ridge Corporation, a home accessories retailer, to finance its recapitalization in a going-private transaction.

     COMMERCIAL REAL ESTATE FINANCE. The commercial real estate finance portfolio increased 46% from $355 million to $520 million at December 31, 1999. The increase was primarily due to the purchase of $246 million of commercial mortgage-backed securities (CMBS), which were purchased to yield 14.6%. In the fourth quarter of 1999, new CMBS investments totaled $63 million in three transactions. The Company's total purchased CMBS portfolio is secured by more than 1,800 properties nationwide.

     The Company made significant progress in its plan to liquidate lower yielding commercial mortgage loans from this portfolio in 1999. The Company sold approximately $86.1 million of commercial mortgage loans with a weighted average yield of approximately 9.5% and redeployed the proceeds into higher yielding assets. The weighted average yield on the commercial real estate finance portfolio at December 31, 1999 was 12.3%.

     SMALL BUSINESS FINANCE. For the year ended December 31, 1999, Allied Capital Express originated loans for sale of $116.5 million, and sold loans and loan participations of $112.3 million. During the fourth quarter of 1999, Allied Capital Express originated $37.1 million in loans for sale, including two transactions sourced through the new loan origination web-site, which became operational in November 1999. Also, during the same quarter, Allied Capital Express sold $52.0 million in loans and loan participations. The Company's small business finance portfolio is comprised primarily of loans originated for sale and residual interests in loans sold. The portfolio totaled $61.4 million at December 31, 1999. Net premiums from loan sales totaled $10.3 million, or $0.17 per share, for the year ended December 31, 1999.

LIQUIDITY AND CAPITAL RESOURCES

     The Company strengthened its capital structure during the year. The Company raised a total of $164.3 million in new equity, and extended the maturity of its debt financing by placing $239 million in additional long-term debt. The Company achieved its earnings objective for the year through accretive capital raising and maintained its competitive cost of capital by remaining appropriately leveraged throughout the year. At December 31, 1999, the Company's debt to equity ratio was less than 1:1. Approximately 82% of the Company's debt has a fixed interest rate, and the Company's weighted average cost of funds was 7.9% at December 31, 1999. There are no significant maturities of long-term debt until 2003.

PORTFOLIO QUALITY

     The Company employs a grading system to monitor the quality of its portfolio. Grade 1 is for those investments from which a capital gain is expected. Grade 2 is for investments performing in accordance with plan. Grade 3 is for investments that require closer monitoring; however, no loss of interest or principal is expected. Grade 4 is for investments for which some loss of contractually due interest is expected, but no loss of principal is expected. Grade 5 is for investments for which full loss of interest and some loss of principal is expected, and the loan is marked down to net realizable value.

     The quality of the Company's investment portfolio remains strong. At December 31, 1999, the portfolio of Grade 1 investments totaled $156.0 million, or 13% of the total portfolio at value; Grade 2 investments totaled $1,002.9 million, or 81% of the total portfolio; Grade 3 investments totaled $22.5 million, or 2% of the total portfolio; Grade 4 investments totaled $32.2 million, or 3% of the total portfolio; and Grade 5 investments totaled $14.9 million, or 1% of the total portfolio.

     Grade 5 private finance investments totaled $12.6 million at value at December 31, 1999, or 1% of the Company's total investment portfolio. The value of these Grade 5 investments has been reduced from an aggregate cost of $31.3 million in order to reflect the Company's estimate of the net realizable value of these investments upon disposition. This reduction to value has been recorded previously as unrealized depreciation over several years in the Company's earnings.

     At December 31, 1999, the credit quality of the Company's CMBS portfolio remained strong and delinquencies in the underlying collateral pool were negligible. The yield used to accrue interest on this portfolio assumes a 1% loss rate on the entire underlying collateral mortgage pool.

     For the total investment portfolio, loans greater than 120 days delinquent were $18.6 million at value at December 31, 1999, or 1.5% of the total portfolio. Included in this category are loans valued at $11.7 million that are fully secured by real estate. Loans greater than 120 days delinquent generally do not accrue interest. In addition, the Company is not accruing interest on a $14.2 million investment that was not yet 120 days delinquent at December 31, 1999, but is expected to be in this category in the first quarter of 2000. Loans greater than 120 days delinquent at December 31, 1998 were $10.4 million at value, or 1.3% of the total portfolio.

QUARTERLY DIVIDEND

     On February 4, 2000, the Company increased its regular quarterly dividend by 12.5% to $0.45 per share for the first quarter of 2000. The regular quarterly dividend had previously been $0.40 per share. The dividend will be payable on March 31, 2000 to shareholders of record on March 17, 2000.

     The Company's Board of Directors also established a policy to review the dividend rate quarterly, and to adjust the quarterly dividend rate throughout the year as the Company's earnings momentum builds. In 1999, the Board of Directors had established a dividend policy of level quarterly dividends to approximate annual taxable income. The Board changed its dividend policy for 2000 because of the Company's significant portfolio growth and continued growth in recurring ordinary income.

     As a result of growth in ordinary taxable income combined with the increased size and diversity of the Company's portfolio and its projected future capital gains, the Company also announced that its Board of Directors would evaluate whether to retain or distribute capital gains as they occur. The new policy will allow the Company to continue to distribute some capital gains, but will also allow the Company to retain gains that exceed a "normal" capital gains distribution level, and therefore avoid any unusual spike in dividends in any one year. The new policy also enables the Board to selectively retain gains to support future growth.

OFFICES

     The Company is headquartered in Washington D.C., and has regional offices in eight locations throughout the United States.

                         SELECTED FINANCIAL INFORMATION

                                                                   AT DECEMBER 31,
                                                              --------------------------
                                                                 1999             1998
                                                              -----------       --------
                                                              (UNAUDITED)
                                                                    (IN THOUSANDS)
ASSETS
PORTFOLIO AT VALUE:
  Private finance portfolio.................................  $  647,040        $388,554
  Commercial real estate finance portfolio..................     520,029         354,980
  Small business finance portfolio..........................      61,428          63,585
                                                              ----------        --------
     Total Portfolio at Value...............................   1,228,497         807,119
Cash and cash equivalents...................................      18,155          25,075
Other assets................................................      43,386          23,885
                                                              ----------        --------
       Total Assets.........................................  $1,290,038        $856,079
                                                              ==========        ========
LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
  Debt......................................................  $  592,850        $334,350
  Other liabilities.........................................      22,675          23,371
                                                              ----------        --------
                                                                 615,525         357,721
Preferred stock issued to SBA...............................       7,000           7,000
Common shareholders' equity.................................     667,513         491,358
                                                              ----------        --------
       Total Liabilities and Shareholders' Equity...........  $1,290,038        $856,079
                                                              ==========        ========

                                                           THREE MONTHS               TWELVE MONTHS
                                                        ENDED DECEMBER 31,          ENDED DECEMBER 31,
                                                       --------------------      ------------------------
                                                        1999         1998           1999           1998
                                                       -------      -------      -----------      -------
                                                           (UNAUDITED)           (UNAUDITED)
                                                            (IN THOUSANDS, EXCEPT PER SHARE AMOUNT)
INTEREST AND PORTFOLIO RELATED INCOME:
  Interest...........................................  $35,353      $21,493       $119,772        $79,921
  Premiums from loan sales...........................    5,252        3,036         14,284          5,949
  Post-merger gain on securitization of commercial
     mortgage loans..................................       --           --             --         14,812
  Investment advisory fees and other income..........    1,673        1,445          7,084          6,056
                                                       -------      -------       --------        -------
     Total Interest and Related Portfolio Income.....   42,278       25,974        141,140        106,738
                                                       -------      -------       --------        -------
EXPENSES:
  Interest...........................................   10,687        6,155         34,860         20,694
  Employee...........................................    4,833        3,575         16,136         11,829
  Administrative.....................................    3,874        2,951         12,350         11,921
                                                       -------      -------       --------        -------
     Total Operating Expenses........................   19,394       12,681         63,346         44,444
                                                       -------      -------       --------        -------
  Formula and cut off awards.........................    1,565        1,517          6,753          7,049
                                                       -------      -------       --------        -------
     Portfolio Income Before Net Realized and
       Unrealized Gains..............................   21,319       11,776         71,041         55,245
NET REALIZED AND UNREALIZED GAINS:
  Net realized gains.................................    8,943        2,540         25,391         22,541
  Net unrealized gains...............................      663        1,516          2,138          1,079
                                                       -------      -------       --------        -------
     Total Net Realized and Unrealized Gains.........    9,606        4,056         27,529         23,620
                                                       -------      -------       --------        -------
Income Before Income Taxes...........................   30,925       15,832         98,570         78,865
Income tax (credit) expense..........................       --         (798)            --            787
                                                       -------      -------       --------        -------
Net Income...........................................  $30,925      $16,630       $ 98,570        $78,078
                                                       =======      =======       ========        =======
Diluted earnings per share...........................  $  0.49      $  0.31       $   1.64        $  1.50
Weighted average shares outstanding-diluted..........   63,141       53,502         60,044         51,974

     Certain reclassifications have been made to the 1998 balances to conform with the 1999 financial statement presentation.

                                USE OF PROCEEDS

     The net proceeds from the sale of the shares, after deducting estimated expenses of this offering, are $25.56 million (and $29.36 million, if the overallotment is exercised). We intend to use the net proceeds from selling the shares for repayment of the revolving line of credit. At March 7, 2000, the interest rate on our revolving line of credit was 7.14% and there was approximately $154 million outstanding.

                                  UNDERWRITING

     Merrill Lynch, Pierce, Fenner & Smith Incorporated, acting as the underwriter (the "Underwriter"), has agreed, subject to the terms and conditions set forth in the underwriting agreement by and between the Underwriter and us, to purchase from us, and we have agreed to sell to the Underwriter, 1,625,000 shares of common stock.

     This offering will be underwritten on a firm commitment basis. In the underwriting agreement, the Underwriter has agreed, subject to the terms and conditions set forth therein, to purchase the shares of common stock being sold pursuant thereto at a price per share equal to the public offering price less the underwriting discount specified on the cover page of this prospectus supplement. According to the terms of the underwriting agreement, the Underwriter will either purchase all of the shares or none of them.

     The Underwriter has advised us that it will offer the shares of common stock to the public initially at the public offering price specified on the cover page of this prospectus supplement. The Underwriter may also offer the shares to certain dealers at the public offering price less a concession not in excess of $.48 per share. The Underwriter may allow, and these dealers may re-allow, a concession not in excess of $.10 per share to certain other brokers and dealers. The Underwriter will offer the shares subject to prior sale and subject to receipt and acceptance of the shares by the Underwriter. The Underwriter may reject any order to purchase shares in whole or in part. The Underwriter expects that we will deliver the shares to the Underwriter through the facilities of the Depository Trust Company in New York, New York, on or about March 13, 2000. At that time, the Underwriter will pay us for the shares in immediately available funds. After the commencement of the public offering, the public offering price, concession and discount may be changed.

     The Underwriter has the option to purchase up to an aggregate of 240,000 additional shares of common stock from us at the same price they are paying for the 1,625,000 shares offered hereby. We have declared a dividend of $.45 per share, payable on March 31, 2000, to shareholders of record on March 17, 2000. To the extent the over-allotment is exercised after March 17, 2000, the price paid by the Underwriter and the proceeds to us will be reduced by $.45 per share and $108,000, respectively. The Underwriter may purchase additional shares only to cover over-allotments made in connection with this offering and only within 20 days after the date of this prospectus supplement. The Underwriter will offer any additional shares that it purchases on the terms described in the preceding paragraph.

     The following table summarizes the compensation to be paid by us to the
Underwriter:

                                                                        WITHOUT        WITH
                                                          PER SHARE     OPTION        OPTION
                                                          ---------     -------       ------
    Public offering price...............................    $16.625   $27,015,625   $31,005,625
    Underwriting discount...............................    $.83125    $1,350,781    $1,550,281
    Proceeds, before expenses, to us....................  $15.79375   $25,664,844   $29,455,344

     We estimate the expenses of this offering payable by us (excluding underwriting discount) to be $100,000.

     We have agreed to indemnify the Underwriter and its controlling persons against certain liabilities, including liabilities under the Securities Act.

     We and certain of our executive officers have agreed not to sell or transfer any shares of common stock, or to engage in certain hedging transactions with respect to the common stock, through April 30, 2000, without the consent of the Underwriter, except in certain limited circumstances, including our ability to sell in privately negotiated transactions not in excess of an additional $10 million of equity securities.

     Until the distribution of the common stock is completed, rules of the Commission may limit the ability of the Underwriter to bid for and purchase shares of common stock. As an exception to these rules, the Underwriter is permitted to engage in certain transactions that stabilize the price of the common stock. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the common stock.

     If the Underwriter creates a short position in the common stock in connection with this offering, i.e., it sell more shares of common stock than are set forth on the cover page of this prospectus supplement, the Underwriter may reduce that short position by purchasing shares of common stock in the open market. The Underwriter may also elect to reduce any short position through the exercise of all or part of the over-allotment option described above.

     In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of these purchases.

     Neither we nor the Underwriter make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the common stock. In addition, neither we nor the Underwriter make any representation that the Underwriter will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

     In connection with this offering, the Underwriter may engage in passive market making transactions in the common stock on the Nasdaq National Market in accordance with Regulation M under the Securities Exchange Act of 1934, as amended during a period before the commencement of offers or sales of the shares.

     The Underwriter from time to time provides investment banking and other services to us.

                                 LEGAL MATTERS

     Certain legal matters with respect to the validity of the shares will be passed upon for the Company by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters related to the offering will be passed upon for the Underwriter by Hogan & Hartson L.L.P., Washington, D.C.

PROSPECTUS

                                6,000,000 SHARES

[Allied Capital Logo]      ALLIED CAPITAL CORPORATION

                                  COMMON STOCK

                            ------------------------

Please read this prospectus, and the accompanying prospectus supplement, if any, before investing, and keep it for future reference. It contains important information about the Company.

To learn more about the Company, you may want to look at the Statement of Additional Information dated November 19, 1999 (known as the "SAI"). For a free copy of the SAI, contact us at:

         Allied Capital Corporation
         1919 Pennsylvania Avenue, N.W.
         Washington, DC 20006
         1-888-818-5298

The Company has filed the SAI with the U.S. Securities and Exchange Commission and has incorporated it by reference into this prospectus. The SAI's table of contents appears on page 70 of this prospectus.

The Commission maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information about the Company.

We may offer, from time to time, up to 6,000,000 shares of common stock, par value $0.0001 per share, on terms to be determined at the time of offering. The shares may be offered at prices and on terms to be described in one or more supplements to this prospectus, provided, however, that the offering price per share, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock.

We are an internally managed closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended.

Our investment objective is to achieve current income and capital gains. We seek to achieve our investment objective by investing primarily in private small and middle-market businesses in a variety of industries and in diverse geographic locations, primarily in the United States. No assurances can be given that we will continue to achieve our objective.

Our common stock is traded on the Nasdaq National Market under the symbol "ALLC." As of November 19, 1999, the last reported sales price for the common stock was $20.50.

   YOU SHOULD REVIEW THE INFORMATION INCLUDING THE RISK OF LEVERAGE, SET FORTH UNDER "RISK FACTORS" ON PAGE 7 OF THIS PROSPECTUS BEFORE INVESTING IN COMMON STOCK OF THE COMPANY.

                            ------------------------

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATIONS TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

                               November 19, 1999

     WE HAVE NOT AUTHORIZED ANY DEALER, SALESMAN OR OTHER PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS OR ANY ACCOMPANYING SUPPLEMENT TO THIS PROSPECTUS. YOU MUST NOT RELY UPON ANY INFORMATION OR REPRESENTATION NOT CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS OR THE ACCOMPANYING PROSPECTUS SUPPLEMENT AS IF WE HAD AUTHORIZED IT. THIS PROSPECTUS AND ANY PROSPECTUS SUPPLEMENT DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE REGISTERED SECURITIES TO WHICH THEY RELATE, NOR DO THEY CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION IN SUCH JURISDICTION. THE INFORMATION CONTAINED IN THIS PROSPECTUS AND ANY PROSPECTUS SUPPLEMENT IS ACCURATE AS OF THE DATES ON THEIR COVERS.
                            ------------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Prospectus Summary..........................................    1
Selected Consolidated Financial Data........................    4
Risk Factors................................................    7
The Company.................................................   12
Use of Proceeds.............................................   12
Price Range of Common Stock and Dividends...................   13
Management's Discussion and Analysis of Financial Condition
  and Results of Operations.................................   14
Senior Securities...........................................   32
Business....................................................   36
Portfolio Companies.........................................   47
Determination of Net Asset Value............................   52
Management..................................................   53
Taxation....................................................   59
Certain Government Regulations..............................   61
Dividend Reinvestment Plan..................................   63
Description of Capital Stock................................   64
Plan of Distribution........................................   68
Legal Matters...............................................   69
Safekeeping, Transfer and Dividend Paying Agent and
  Registrar.................................................   69
Independent Public Accountants..............................   69
Table of Contents of Statement of Additional Information....   70
Index to Financial Statements...............................   71

                            ------------------------

                                       (i)

                               PROSPECTUS SUMMARY

     The following summary contains basic information about this offering. It likely does not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.

     Our current business and investment portfolio resulted from the merger of five affiliated companies on December 31, 1997. The companies that merged were Allied Capital Corporation (old), Allied Capital Corporation II, Allied Capital Advisers, Inc., Allied Capital Commercial Corporation and Allied Capital Lending Corporation. The five companies are referred to as the predecessor companies.

     All information in this prospectus, unless otherwise indicated, has been presented as if the predecessor companies had merged as of the beginning of the earliest period presented. In this prospectus or any accompanying prospectus supplement, unless otherwise indicated, the "Company", "ACC", "we", "us" or "our" refer to the post-merger Allied Capital Corporation and its subsidiaries.

                             THE COMPANY (Page 12)

     We provide capital to small and middle-market companies in a variety of different industries and in diverse geographic locations. We have been lending to private growing businesses for over 40 years and have financed thousands of borrowers nationwide. Our lending and investment activity is focused in three areas:

     - mezzanine finance,

     - commercial real estate finance, including the purchase of commercial mortgage-backed securities ("CMBS"), and

     - small business and commercial real estate loans originated for sale under our Allied Capital Express brand name.

Our principal loan products include:

     - subordinated loans with equity features,

     - commercial mortgage loans, and

     - SBA 7(a) guaranteed loans.

     We are a value-added full-service lender, and we source loans and investments through our numerous relationships with:

     - regional and boutique investment banks,

     - mezzanine and private equity investors, and

     - other intermediaries, including professional services firms.

In order to increase our sourcing and origination activities, we have regional offices in Chicago, San Francisco and New York, and Allied Capital Express offices in Detroit, Atlanta, Philadelphia, Chicago and Greenville, SC. We cen-tralize our credit approval function and service our loans through an experienced staff of professionals at our headquarters in Washington, DC. Our common stock is quoted on the Nasdaq National Market under the symbol "ALLC."

     We have an advantageous structure that allows for the "pass-through" of income to our shareholders without the imposition of a corporate level of taxation. See "Taxation."

     We are an internally managed diversified closed-end management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended ("1940 Act"). Our investment objective is to achieve current income and capital gains. We seek to achieve our investment objective by investing in growing businesses in a variety of industries and in diverse geographic locations, primarily in the United States.

                             THE OFFERING (Page 68)

     We may offer, from time to time, up to 6,000,000 shares of common stock, par value $0.0001 per share, on terms to be determined at the time of offering. Shares may be offered at prices and on terms described in one or more supplements to this prospectus, provided, however, that the offering price per share, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock.

     We may offer shares directly to one or more purchasers, through agents we designate, or to or through underwriters or dealers. If any agents or underwriters are involved in the sale of shares, their names, and any applicable purchase price, fee, commission or discount, will be described in an accompanying prospectus supplement. We will not sell shares without delivering a prospectus supplement describing the method and terms of the offering of such shares.

                           USE OF PROCEEDS (Page 12)

     Unless otherwise specified in the prospectus supplement accompanying this prospectus, we intend to use the net proceeds from selling shares for general corporate purposes, which may include investment in small and middle-market, private growth companies in accordance with our investment objective, purchase of CMBS, repayment of indebtedness, acquisitions and other general corporate purposes.

                              DIVIDENDS (Page 13)

     We pay quarterly dividends to shareholders. The amount of our quarterly dividends is determined by the board of directors and is currently based upon our estimate of annual taxable income.

                      DIVIDEND REINVESTMENT PLAN (Page 63)

     We have adopted an "opt out" dividend reinvestment plan ("DRIP plan"). Under the DRIP plan, if your shares are registered in your name, your dividends will be automatically reinvested in additional shares of common stock unless you "opt out" of the DRIP plan.

                        PRINCIPAL RISK FACTORS (Page 7)

     Investment in shares of common stock involves certain risks relating to our structure and our investment objective that you should consider before purchasing shares.

     As a BDC, our consolidated portfolio includes securities primarily issued by privately held companies. These investments may involve a high degree of business and financial risk, and they are generally illiquid. A large number of entities and individuals compete for the same kind of investment opportunities as we do.

     We borrow funds to make investments in and loans to small and middle-market businesses. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and, therefore increase the risks associated with investing in our securities.

     Also, we are subject to certain risks associated with investing in non-investment grade CMBS, valuing of our portfolio, changing interest rates, accessing additional capital, fluctuating quarterly results, operating in a regulated environment and assessing Year 2000 problems. In addition, the loss of pass-through tax treatment could have a material adverse effect on our total return, if any.

                   CERTAIN ANTI-TAKEOVER PROVISIONS (Page 65)

     Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for the Company. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of common stock the opportunity to realize a premium over the market price for the common stock.

                               FEES AND EXPENSES

    This table describes the various costs and expenses that an investor in the Company will bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
    Sales load (as a percentage of offering price)(1).......     --%
    Dividend reinvestment plan fees(2)......................    None
ANNUAL EXPENSES (AS A PERCENTAGE OF CONSOLIDATED NET ASSETS
  ATTRIBUTABLE TO COMMON SHARES)(3)
    Operating expenses(4)...................................    4.8%
    Interest payments on borrowed funds(5)..................    6.4%
                                                               -----
         Total annual expenses(6)...........................   11.2%
                                                               =====

-------------------------
(1) In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2) The expenses of the Company's DRIP plan are included in "Operating expenses." The Company has no cash purchase plan. The participants in the DRIP plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See "Dividend Reinvestment Plan."

(3) "Consolidated net assets attributable to common shares" equals net assets (i.e., total assets less total liabilities and preferred stock) at September 30, 1999.

(4) "Operating expenses" represent the estimated operating expenses of the Company for the year ended December 31, 1999 excluding interest on indebtedness. Operating expenses exclude the formula and cut-off awards. See "Management -- Compensation Plans."

(5) "Interest payments on borrowed funds" represent estimated interest payments for the year ended December 31, 1999. The Company had outstanding borrowings of $537.9 million at September 30, 1999. This percentage for the year ended December 31, 1998 was 4.2%. See "Risk Factors."

(6) "Total annual expenses" is based on estimated expenses for the year ended December 31, 1999. "Total annual expenses" as a percentage of consolidated net assets attributable to common shares are higher than the total annual expenses percentage would be for a company that is not leveraged. The Company borrows money to leverage its net assets and increase its total assets. The Securities and Exchange Commission requires that the "Total annual expenses" percentage be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed money. If the "Total annual expenses" percentage were calculated instead as a percentage of consolidated total assets, the "Total annual expenses" percentage for the Company would be 5.7% of consolidated total assets.

EXAMPLE

    The following example, required by the Securities and Exchange Commission (the "Commission"), demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
You would pay the following expenses on a $1,000
investment, assuming a 5.0% annual return..........   $112     $334      $552      $1,085

    Although the example assumes (as required by the Commission) a 5.0% annual return, our performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the DRIP plan may receive shares that we issue at or above net asset value or are purchased by the administrator of the DRIP plan, at the market price in effect at the time, which may be higher than, at, or below net asset value. See "Dividend Reinvestment Plan."

 THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND
          THE ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                      SELECTED CONSOLIDATED FINANCIAL DATA

     You should read the consolidated financial information below with the Consolidated Financial Statements and Notes thereto included in this prospectus. Financial information for the years ended December 31, 1998, 1997, 1996 and 1995 has been derived from audited financial statements. Financial information for the year ended December 31, 1994 has been derived from the audited financial statements of the individual predecessor companies. The selected financial data reflects the operations of the Company with all periods restated as if the predecessor companies had merged as of the beginning of the earliest period presented. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results for such interim periods. Interim results at and for the nine months ended September 30, 1999 are not necessarily indicative of the results that may be expected for the year ending December 31, 1999. SEE "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" ON PAGE 14 FOR MORE INFORMATION.

                                      NINE MONTHS
                                         ENDED
                                     SEPTEMBER 30,                 YEAR ENDED DECEMBER 31,
                                   -----------------   -----------------------------------------------
         (IN THOUSANDS,             1999      1998      1998      1997      1996      1995      1994
     EXCEPT PER SHARE DATA)        -------   -------   -------   -------   -------   -------   -------
                                      (UNAUDITED)
OPERATING DATA:
Interest and related portfolio
income:
    Interest.....................  $84,419   $58,428   $79,921   $86,882   $77,541   $61,550   $47,065
    Net premiums from loan
      dispositions...............    9,032     2,913     5,949     7,277     4,241     2,796     2,380
    Net gain on securitization of
      commercial mortgage
      loans......................       --    14,812    14,812        --        --        --        --
    Investment advisory fees and
      other income...............    5,411     4,611     6,056     3,246     3,155     4,471     2,710
                                   -------   -------   -------   -------   -------   -------   -------
         Total interest and
           related portfolio
           income................   98,862    80,764   106,738    97,405    84,937    68,817    52,155
                                   -------   -------   -------   -------   -------   -------   -------
Expenses:
    Interest on indebtedness.....   24,173    14,539    20,694    26,952    20,298    12,355     7,486
    Salaries and employee
      benefits...................   11,303     8,254    11,829    10,258     8,774     8,031     6,929
    General and administrative...    8,476     8,970    11,921     8,970     8,289     6,888     7,170
    Merger.......................       --        --        --     5,159        --        --        --
                                   -------   -------   -------   -------   -------   -------   -------
         Total operating
           expenses..............   43,952    31,763    44,444    51,339    37,361    27,274    21,585
    Formula and cut-off
      awards(1)..................    5,188     5,532     7,049        --        --        --        --
                                   -------   -------   -------   -------   -------   -------   -------
    Portfolio income before net
      realized and unrealized
      gains......................   49,722    43,469    55,245    46,066    47,576    41,543    30,570
                                   -------   -------   -------   -------   -------   -------   -------
Net realized and unrealized
  gains:
    Net realized gains...........   16,448    20,001    22,541    10,704    19,155    12,000     6,236
    Net unrealized gains
      (losses)...................    1,475      (437)    1,079     7,209    (7,412)    9,266    (2,244)
                                   -------   -------   -------   -------   -------   -------   -------
         Total net realized and
           unrealized gains......   17,923    19,564    23,620    17,913    11,743    21,266     3,992
                                   -------   -------   -------   -------   -------   -------   -------
Income before minority interests
  and income taxes...............   67,645    63,033    78,865    63,979    59,319    62,809    34,562
Minority interests...............       --        --        --     1,231     2,427       546        --
Income tax expense...............       --     1,585       787     1,444     1,945     1,784       672
                                   -------   -------   -------   -------   -------   -------   -------
Net increase in net assets
  resulting from operations......  $67,645   $61,448   $78,078   $61,304   $54,947   $60,479   $33,890
                                   =======   =======   =======   =======   =======   =======   =======

                                                 (footnotes appear on next page)

                                           NINE MONTHS
                                              ENDED
                                          SEPTEMBER 30,                 YEAR ENDED DECEMBER 31,
                                        -----------------   -----------------------------------------------
            (IN THOUSANDS,               1999      1998      1998      1997      1996      1995      1994
        EXCEPT PER SHARE DATA)          -------   -------   -------   -------   -------   -------   -------
                                           (UNAUDITED)
PER SHARE:
Basic earnings per common share.......  $  1.14   $  1.19   $  1.50   $  1.24   $  1.19   $  1.38   $  0.80
Diluted earnings per common
  share...............................  $  1.14   $  1.19   $  1.50   $  1.24   $  1.17   $  1.37   $  0.79
Total tax distributions per common
  share(2)............................  $  1.20   $  1.05   $  1.43   $  1.71   $  1.23   $  1.09   $  0.94
Weighted average basic common shares
  outstanding(3)......................   59,077    51,502    51,941    49,218    46,172    43,697    42,463
Weighted average diluted common shares
  outstanding(3)......................   59,239    51,712    51,974    49,251    46,733    44,010    42,737

                             AT SEPTEMBER 30,                     AT DECEMBER 31,
                             ----------------   ----------------------------------------------------
      (IN THOUSANDS,               1999           1998       1997       1996       1995       1994
  EXCEPT PER SHARE DATA)     ----------------   --------   --------   --------   --------   --------
                               (UNAUDITED)
BALANCE SHEET DATA:
Portfolio at value.........     $1,103,653      $800,274   $697,021   $607,368   $528,483   $443,316
Portfolio at cost..........      1,098,111       796,389    690,720    613,276    526,979    451,078
Total assets...............      1,169,531       856,079    807,775    713,360    605,434    501,817
Total debt
  outstanding(4)...........        537,850       334,350    347,663    274,997    200,339    130,236
Preferred stock issued to
  SBA(4)...................          7,000         7,000      7,000      7,000      7,000      7,000
Shareholders' equity.......        593,833       485,117    420,060    402,134    367,192    344,043
Shareholders' equity per
  common share.............     $     9.58      $   8.68   $   8.07   $   8.34   $   8.26   $   8.02
Common shares outstanding
  at period end(3).........         61,972        55,919     52,047     48,238     44,479     42,890

                             NINE MONTHS
                         ENDED SEPTEMBER 30,                    YEAR ENDED DECEMBER 31,
                       -----------------------   ------------------------------------------------------
                          1999         1998         1998        1997       1996       1995       1994
   (IN THOUSANDS)      ----------   ----------   ----------   --------   --------   --------   --------
                             (UNAUDITED)
OTHER DATA:
Loan originations....  $  534,017   $  349,586   $  524,530   $364,942   $283,295   $216,175   $215,843
Loan repayments......     120,563       75,817      138,081    233,005    179,292    111,731     54,097
Loan sales(5)........     120,871       28,957       81,013     53,912     27,715     29,726     30,160
Total assets managed
  at period end(6)...   1,435,036    1,106,552    1,143,548    935,720    822,450    702,567    583,817
Realized gains.......      21,606       20,819       25,757     15,804     30,417     16,679      9,144
Realized losses......      (5,158)        (818)      (3,216)    (5,100)   (11,262)    (4,679)    (2,908)

-------------------------
(1) See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations -- Comparison of Nine Months Ended September 30, 1999 and 1998 and Fiscal Years Ended December 31, 1998, 1997 and 1996."

(2) Distributions are based on taxable income, which differs from income for financial reporting purposes. In 1997, Allied Capital Corporation (old) distributed $0.34 per common share representing the 844,914 shares of Allied Capital Lending Corporation distributed in conjunction with the merger. The distribution resulted in a partial return of capital. Also in conjunction with the merger, the Company distributed $0.17 per common share representing the undistributed earnings of the predecessor companies at December 31, 1997.

(3) Excludes 516,779 shares and 808,348 shares held in the deferred compensation trust at or for the nine months ended September 30, 1999 and 1998, respectively, and 810,456 shares held in the deferred compensation trust at or for the year ended December 31, 1998.

(4) See "Senior Securities" on page 32 for more information regarding the Company's level of indebtedness.

(5) Excludes loans sold through securitization in January 1998. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations -- Comparison of Fiscal Years Ended December 31, 1998, 1997 and 1996."

(6) Total assets managed includes the Company's assets and assets managed on behalf of others.

                                   1999                               1998                                    1997
                        ---------------------------   -------------------------------------   -------------------------------------
    (IN THOUSANDS,       QTR 3     QTR 2     QTR 1     QTR 4     QTR 3     QTR 2     QTR 1     QTR 4     QTR 3     QTR 2     QTR 1
EXCEPT PER SHARE DATA)  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                                (UNAUDITED)
QUARTERLY DATA:
Total interest and
related portfolio
income...............   $37,998   $33,186   $27,678   $25,974   $22,546   $21,321   $36,897   $25,984   $25,111   $24,911   $21,399
Portfolio income
 before realized and
 unrealized gains....    19,273    16,619    13,830    11,776     9,401     9,148    24,920     7,910    12,093    14,095    11,968
Net increase in net
 assets resulting from
 operations..........    26,944    22,121    18,580    16,631    14,906    14,476    32,065    13,216    17,146    18,296    12,646
Basic earnings per
 common share........      0.44      0.38      0.33      0.31      0.29      0.28      0.62(3)   0.25      0.35      0.37      0.27
Diluted earnings per
 common share........      0.44      0.38      0.33      0.31      0.29      0.28      0.61(3)   0.25      0.35      0.37      0.27
Net asset value per
 common share(1).....      9.58      9.11      8.98      8.68      8.13      8.14      8.23      8.07      8.42      8.50      8.39
Dividends declared per
 common share........      0.40      0.40      0.40      0.38      0.35      0.35      0.35      0.80(2)   0.31      0.30      0.30

-------------------------
(1) We determine net asset value per common share as of the last day of the quarter. The net asset values shown are based on outstanding shares at the end of each period, excluding common stock held in the Company's deferred compensation trust.

(2) During the fourth quarter of 1997, the Company declared a quarterly dividend of $0.61 per common share which included $0.34 per common share representing the distribution of shares of Allied Capital Lending Corporation previously held in Allied Capital Corporation's (old) portfolio. The Company also declared an annual extra distribution of $0.02 per common share, and a special distribution of previously undistributed earnings of $0.17 per common share in conjunction with the merger.

(3) During the first quarter of 1998, the Company recorded a gain from a securitization transaction of $14.8 million or $0.28 per share.

                               WHERE YOU CAN FIND
                             ADDITIONAL INFORMATION

     We have filed with the Commission a registration statement and related exhibits under the Securities Act of 1933, as amended (the "Securities Act"). The registration statement contains additional information about us and the registered securities being offered by this prospectus. You may inspect the registration statement and the exhibits without charge at the Securities and Exchange Commission at 450 Fifth Street, NW, Washington, DC 20549. You may obtain copies from the Commission at prescribed rates.

     We file annual, quarterly and special reports, proxy statements and other information with the Commission. You can inspect, without charge, at the public reference facilities of the Commission at 450 Fifth Street, NW, Washington, DC 20549; Seven World Trade Center, New York, New York 10048; and 500 West Madison Street, Chicago, Illinois 60661. The Commission also maintains a web site at http://www.sec.gov that contains reports, proxy statements and other information regarding public companies, including our Company. You can also obtain copies of these materials from the public reference section of the Commission at 450 Fifth Street, NW, Washington, DC 20549, at prescribed rates. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. You can also inspect reports and other information we file at the offices of the Nasdaq Stock Market, 1735 K Street, NW, Washington, DC 20006.

                                  RISK FACTORS

     Investing in the Company involves a number of significant risks and other factors relating to the structure and investment objective of the Company. As a result, there can be no assurance that the Company will achieve its investment objective. In addition to the information contained in this prospectus, you should consider carefully the following information before making investments in the shares.

LENDING TO PRIVATE SMALL AND MIDDLE-MARKET COMPANIES INVOLVES A HIGH DEGREE OF RISK.

     Our portfolio consists primarily of loans to private small and middle-market companies. There is generally no publicly available information about these companies, and we rely on the diligence of our employees and agents to obtain information in connection with the Company's investment decisions. Typically, small businesses depend on the management talents and efforts of one person or a small group of persons for their success. The death, disability or resignation of these persons could have a material adverse impact on such a company. In addition, small businesses frequently have smaller product lines and market shares than their competition. Small companies may be more vulnerable to customer preferences, market conditions and economic downturns and often need substantial additional capital to expand or compete. Small companies may also experience substantial variations in operating results, and frequently have highly leveraged capital structures. Such factors can severely effect the return on, or the recovery of, our investment in such businesses. Loans to small businesses, therefore, involve a high degree of business and financial risk, which can result in substantial losses and accordingly should be considered speculative.

OUR BORROWERS MAY DEFAULT ON THEIR PAYMENTS.

     We invest in and lend to small and middle-market companies that may have limited financial resources and that may be unable to obtain financing from traditional sources. Our borrowers may not meet net income, cash flow and other coverage tests typically imposed by bank lenders. Numerous factors may affect a borrower's ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. A deterioration in a borrower's financial condition and prospects may be accompanied by deterioration in the collateral for the loan. We also make unsecured, subordinated loans or invest in equity securities, which may involve a higher degree of repayment risk.

OUR PORTFOLIO OF INVESTMENTS IS ILLIQUID.

     We acquire most of our loans and equity securities directly from small companies. Our portfolio of loans and equity securities are and will be subject to restrictions on resale or otherwise have no established trading market. The illiquidity of most of our portfolio may adversely affect our ability to dispose of loans and securities at times when it may be advantageous for us to liquidate such investments.

WE INVEST IN NON-INVESTMENT GRADE CMBS.

     The commercial mortgage-backed securities ("CMBS") in which we invest are non-investment grade, which means that nationally recognized statistical rating organizations rate them below the top four investment-grade rating categories (e.g., "AAA" through "BBB"). Non-investment grade securities usually provide a higher yield than do investment-grade bonds, but with the higher return comes greater risk. Non-investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not ensured. The CMBS tend to react more to changes in interest rates than do higher-rated securities, have a higher risk of default, tend to be less liquid, and may be more difficult to value.

OUR PORTFOLIO IS RECORDED AT FAIR VALUE AS DETERMINED BY THE BOARD OF DIRECTORS.

     There is typically no public market for the loans and equity securities of the companies to which we make loans. As a result, our board of directors estimates the value of these loans and equity securities. Unlike traditional lenders, we do not establish reserves for anticipated loan losses. Instead, we adjust quarterly the valuation of our portfolio to reflect the board of directors' estimate of the current realizable value of each investment in our portfolio. Without a readily ascertainable market value, the estimated value of our portfolio of loans and equity securities may differ significantly from the values that would be placed on the portfolio if there existed a ready market for the loans and equity securities. Any changes in estimated value are recorded in the Company's statement of operations as "Net unrealized gains (losses)."

WE BORROW MONEY WHICH MAY INCREASE THE RISK OF INVESTING IN OUR COMPANY.

     We borrow from, and issue senior debt securities to, banks and other lenders. Lenders of these senior securities have fixed dollar claims on our consolidated assets which are superior to the claims of our common shareholders.

     Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and, therefore, increase the risks associated with investing in our securities. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to the Company's common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments, and, if asset coverage for a class of senior security representing indebtedness declines to less than 200%, we may be required to sell a portion of our investments when it is disadvantageous to do so. Leverage is generally considered a speculative investment technique.

     As of September 30, 1999, the Company's debt as a percentage of total liabilities and shareholders' equity was 46%. Our ability to achieve our investment objective may depend in part on our continued ability to maintain a leveraged capital structure by borrowing from banks or other lenders on favorable terms. There can be no assurance that we will be able to maintain such leverage.

     At September 30, 1999, the Company had $537.9 million of outstanding indebtedness, bearing a weighted annual interest cost, excluding closing costs, of 7.4%. In order for us to cover annual interest payments on indebtedness, we must achieve annual returns of at least 3.4% on our portfolio.

     Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

                   ASSUMED RETURN ON THE COMPANY'S PORTFOLIO
                               (NET OF EXPENSES)

                                                 -20%     -10%     -5%      0%      5%     10%     20%
                                                ------   ------   ------   -----   ----   -----   -----
Corresponding return to shareholder(1)........  -46.1%   -26.4%   -16.6%   -6.7%   3.1%   13.0%   32.7%

-------------------------
(1) The calculation assumes (i) $1,169.5 million in total assets, (ii) an average cost of funds of 7.4%, (iii) $537.9 million in debt outstanding and
    (iv) $593.8 million of shareholders' equity.

CHANGES IN INTEREST RATES MAY AFFECT OUR PROFITABILITY.

     Because we borrow money to make investments, our income is materially dependent upon the "spread" between the rate at which we borrow funds and the rate at which we loan these funds. In periods of sharply rising interest rates, our cost of funds would increase and could reduce or eliminate the spread. We use a combination of long-term and short-term borrowings to finance our lending activities. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. There can be no assurance that we can maintain a positive net interest spread or that a significant change in market interest rates will not have a material adverse effect on our profitability.

BECAUSE WE MUST DISTRIBUTE INCOME, WE WILL CONTINUE TO NEED ADDITIONAL CAPITAL.

     We will continue to need capital to fund investments. Historically, we have borrowed from financial institutions and have issued equity securities. A reduction in the availability of funds from financial institutions could have a material adverse effect on the Company. We must distribute at least 90% of our net operating income other than net realized long-term capital gains to our stockholders to maintain our regulated investment company ("RIC") status. As a result such earnings will not be available to fund loan originations. We expect to continue to borrow from financial institutions and sell additional equity securities. If we fail to obtain funds from such sources or from other sources to fund our loans, it could have a material adverse effect on the Company's financial condition and our results. In addition, as a BDC, we are generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow in certain circumstances.

OUR PORTFOLIO MAY NOT PRODUCE CAPITAL GAINS.

     Mezzanine loans are typically structured as debt securities with a relatively high fixed rate of interest and with an equity feature such as conversion rights, warrants or options. As a result, mezzanine loans will generate interest income from the time they are made, and may also produce a realized gain, from an accompanying equity feature. We cannot be sure that our portfolio will generate a current return or capital gains.

LOSS OF PASS-THROUGH TAX TREATMENT WOULD SUBSTANTIALLY REDUCE NET ASSETS AND INCOME AVAILABLE FOR DIVIDENDS.

     The Company qualifies as a RIC. If we meet certain diversification and distribution requirements, the Company qualifies for pass-through tax treatment. The Company would cease to qualify for pass-through tax treatment if it were unable to comply with these requirements, or if it ceased to qualify as a BDC under the 1940 Act. We also could be subject to a 4% excise tax (and, in certain cases, corporate level income tax) if we fail to make certain distributions. If the Company fails to qualify as a RIC, the Company would become subject to federal income tax as if it were an ordinary corporation, which would substantially reduce our net assets and the amount of income available for distribution to our shareholders.

WE OPERATE IN A COMPETITIVE MARKET.

     We compete for investments with many other companies and individuals, some of whom have greater resources than we do. Increased competition would make it more difficult for us to purchase or originate loans at attractive prices. As a result of this competition, sometimes we may be precluded from making otherwise attractive investments.

WE OPERATE IN A HIGHLY REGULATED ENVIRONMENT.

     We are regulated by the Commission and the SBA. In addition, changes in the laws or regulations that govern BDCs, RICs, real estate investment trusts ("REITs"), SBICs and SBLCs may significantly affect our business. Laws and regulations may be changed from time to time, and the interpretations of the relevant laws and regulations also are subject to change. Any change in the law or regulations that govern our business could have a material impact on the Company or its operations.

QUARTERLY RESULTS MAY FLUCTUATE FROM QUARTER TO QUARTER.

     The Company's quarterly operating results could fluctuate due to a number of factors. These factors include, among others, the completion of a securitization transaction in a particular calendar quarter, variations in the loan origination volume, variation in timing of loan prepayments, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, you should not rely on quarterly results to be indicative of the Company's performance in future quarters.

POTENTIAL YEAR 2000 PROBLEMS MAY ADVERSELY AFFECT OUR BUSINESS.

     The Year 2000 issue is the result of computer programs and embedded hardware systems having been developed using two digits rather than four to define the applicable year. These computer programs or hardware that have date-sensitive software or embedded chips may recognize a date using "00" as the Year 1900 rather than the Year 2000. This could result in system failures or miscalculations causing disruptions or failure of our operations, including among other things, a temporary inability to transact new business or communicate with our customers.

     We depend on our computer software programs and operating systems in operating our business. We also depend on the proper functioning of computer systems of third parties, such as service providers and portfolio companies. The failure of any of these systems to appropriately interpret the upcoming calendar Year 2000 could have a material adverse effect on our business and financial condition. All vendors providing critical software and hardware have indicated that their programs and systems are Year 2000 compliant. We have tested most of our critical software applications and the test results have indicated the software and systems are Year 2000 compliant. We continue to monitor and test critical software and systems as they are updated.

     We continue to monitor all of our critical service providers as they work toward Year 2000 compliance. We are not aware of any critical service provider that will not be Year 2000 compliant. However, we cannot assure you that the service providers will be Year 2000 compliant, or that no interruption of business will occur as a result of their non-compliance.

     We have sent Year 2000 questionnaires to our portfolio companies to assess their awareness and to evaluate their Year 2000 readiness. Based on the responses to the Year 2000 questionnaires that we have received to date, the portfolio companies have represented that they expect to be Year 2000 compliant by December 31, 1999. We will continue to monitor the progress of our portfolio companies that are working toward Year 2000 compliance. However, no assurance can be given that some of the Company's portfolio companies will not suffer material adverse effects from Year 2000 issues, and if such adverse effects impact such companies' ability to repay their loans, our operating results and financial condition could be affected.

     Throughout 1999, we will continue to address any issues of Year 2000 non-compliance. In addition, we have developed our contingency plan to ensure the continuance of business operations in the event of systems failure in the Year 2000. We cannot assure you that our Year 2000 compliance program will be effective or that our estimates about the cost of completing our program will be accurate. While Allied Capital believes that it is taking the necessary steps to be Year 2000 compliant, it is difficult to fully predict the impact on the Company of non-compliance in any of the above-mentioned areas. Significant non-compliance by the Company, its critical service providers or its portfolio companies could result in a material adverse effect on our financial condition and results from operations.

                DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

     INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS, AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT, IF ANY, MAY CONTAIN "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, WHICH CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS "MAY," "WILL," "EXPECT," "INTEND," "ANTICIPATE," "ESTIMATE" OR "CONTINUE" OR THE NEGATIVE THEREOF OR OTHER VARIATIONS OR SIMILAR WORDS OR PHRASES. THE MATTERS DESCRIBED IN "RISK FACTORS" AND CERTAIN OTHER FACTORS NOTED THROUGHOUT THIS PROSPECTUS, AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT, IF ANY, AND IN ANY EXHIBITS TO THE REGISTRATION STATEMENT OF WHICH THIS PROSPECTUS, AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT, IF ANY, IS A PART, CONSTITUTE CAUTIONARY STATEMENTS IDENTIFYING IMPORTANT FACTORS WITH RESPECT TO ANY SUCH FORWARD-LOOKING STATEMENTS, INCLUDING CERTAIN RISKS AND UNCERTAINTIES, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN SUCH FORWARD-LOOKING STATEMENTS.

                                  THE COMPANY

     Our company is principally engaged in lending to and investing in private small and middle-market companies. The Company is organized in the state of Maryland and is an internally managed closed-end management investment company that has elected to be regulated as a business development company (as defined above, a "BDC") under the 1940 Act.

     We have two wholly owned subsidiaries that have also elected to be regulated as BDCs. Allied Investment Corporation ("Allied Investment") is licensed by the Small Business Administration ("SBA") as a Small Business Investment Company ("SBIC"). Allied Capital SBLC Corporation ("Allied SBLC") is licensed by the SBA as a Small Business Lending Company ("SBLC") and is a participant in the SBA Section 7(a) Guaranteed Loan Program. In addition, we have a real estate investment trust subsidiary, Allied Capital REIT, Inc. ("Allied REIT").

     Our executive offices are located at 1919 Pennsylvania Avenue, NW, Washington, DC 20006 and our telephone number is (202) 331-1112. In addition, we maintain regional offices in Chicago, San Francisco and New York, and Allied Capital Express offices in Detroit, Atlanta, Philadelphia, Chicago and Greenville, SC. We also have an office in Frankfurt, Germany.

                                USE OF PROCEEDS

     Unless otherwise specified in the prospectus supplement accompanying this prospectus, we intend to use the net proceeds from selling shares for general corporate purposes, which may include investment in small and middle-market companies in accordance with our investment objective, purchase of commercial mortgage-backed securities, repayment of indebtedness, acquisitions and other general corporate purposes.

     We anticipate that substantially all of the net proceeds of any offering of shares will be used, as described above, within six months, but in no event longer than two years. Pending investment, we intend to invest the net proceeds of any offering of shares in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency of the federal government, and high quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in time deposits and other short-term instruments.

                   PRICE RANGE OF COMMON STOCK AND DIVIDENDS

     Our common stock is traded on the Nasdaq National Market under the symbol "ALLC." The following table lists the high and low closing sales prices for the Company's stock in 1998 and 1999 and for Allied Capital Lending Corporation's stock, the predecessor company to the Company, in 1997. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions. On November 19, 1999, the last reported closing sale price of the common stock was $20.50 per share.

                                                        CLOSING SALE PRICE
                                                        ------------------
                                                         HIGH        LOW
                                                        -------    -------
ALLIED CAPITAL LENDING CORPORATION
YEAR ENDED DECEMBER 31, 1997
  First Quarter.............................            $17.000    $14.875
  Second Quarter............................             16.625     13.875
  Third Quarter.............................             16.750     14.500
  Fourth Quarter............................             22.750     15.750
ALLIED CAPITAL CORPORATION
YEAR ENDED DECEMBER 31, 1998
  First Quarter.............................            $27.688    $21.000
  Second Quarter............................             29.000     21.750
  Third Quarter.............................             24.813     14.938
  Fourth Quarter............................             18.875     12.500
YEAR ENDING DECEMBER 31, 1999
  First Quarter.............................            $20.000    $16.750
  Second Quarter............................             24.000     17.031
  Third Quarter.............................             23.250     20.500
  Fourth Quarter (through November 19,
     1999)..................................             23.125     19.250

     Allied Capital Lending Corporation's common stock historically traded at prices in excess of its net asset value. Our common stock continues to trade in excess of net asset value. There can be no assurance, however, that we will maintain a premium to net asset value.

     We pay quarterly dividends to stockholders. The Company has indicated that it expects to distribute four regular quarterly dividends of $0.40 per share during 1999, for total dividends of $1.60 per share for 1999. The amount of our quarterly dividends is determined by the board of directors and is currently based upon an estimate of annual taxable income. The Company's dividend policy currently is to annually distribute substantially all of its net taxable income, including net capital gains, if any. See "Taxation." We cannot assure that we will achieve investment results or maintain a tax status that will permit any particular level of dividend payment.

     Our credit facilities limit our ability to declare dividends if we default under certain provisions.

     We have adopted an "opt out" dividend reinvestment plan ("DRIP plan"). Under the DRIP plan, if your shares are registered in your name, your dividends will be automatically reinvested in additional shares of common stock unless you "opt out" of the DRIP plan.

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The information contained in this section should be read in conjunction with the Selected Consolidated Financial Data and the Company's Consolidated Financial Statements and Notes thereto.

OVERVIEW

     The Company provides capital to small and middle-market companies in a variety of different industries and in diverse geographic locations. Our lending and investment activity is focused in three areas:

          - Mezzanine finance

          - Commercial real estate finance, including the purchase of CMBS, and

          - Small business and commercial real estate loans originated for sale under our Allied Capital Express brand name.

     The Company's earnings depend primarily on the level of interest and related portfolio income and net realized and unrealized gain income earned on the Company's investment portfolio after deducting interest paid on borrowed capital and operating expenses. Interest income results from the stated interest rate earned on a loan, the amortization of loan origination points and original issue discount, and the amortization of any market discount arising from purchased loans. The level of interest income is directly related to the balance of the investment portfolio multiplied by the effective yield on the portfolio. The Company's ability to generate interest income is dependent on economic, regulatory and competitive factors that influence interest rates and loan originations, and the Company's ability to secure financing for its investment activities.

     The total portfolio at value was $1,103.7 million at September 30, 1999 and $800.3 million, $697.0 million and $607.4 million at December 31, 1998, 1997 and 1996, respectively. During the nine months ended September 30, 1999, the Company invested a total of $534.0 million. After total repayments of $120.6 million, loan sales of $120.9 million and valuation changes, the Company's investment portfolio increased by 38% since December 31, 1998. The portfolio increased approximately 15% for each of the years ended December 31, 1998, 1997 and 1996.

                                            AT           AT DECEMBER 31,
                                       SEPTEMBER 30,   -------------------
          ASSET COMPOSITION                1999        1998   1997   1996
          -----------------            -------------   ----   ----   -----
Mezzanine Investments................       47%         46%    25%    27%
Commercial Mortgage-Backed
  Securities*........................       25%         13%     --     --
Commercial Mortgage Loans............       16%         27%    56%    52%
SBA 7(a) Loans.......................        6%          7%     5%     6%
Cash and Other Assets................        6%          7%    14%    15%
                                           ----        ----   ----   ----
                                           100%        100%   100%   100%
                                           ====        ====   ====   ====

-------------------------
* Includes Purchased CMBS totaling 18% and 4% of total assets at September 30, 1999 and December 31, 1998, respectively.

MEZZANINE

     Mezzanine loans, debt securities and equity interests were $546.0 million, $388.6 million, $207.7 million and $191.2 million at September 30, 1999 and December 31, 1998, 1997 and 1996, respectively. The effective yield on the mezzanine loans and debt securities was 14.0%, 14.6%, 12.6%, and 13.2% at September 30, 1999 and December 31, 1998, 1997 and 1996, respectively. Mezzanine loan originations and purchases were $237.6 million and $127.2 million for the nine months ended September 30, 1999 and 1998, respectively. Mezzanine loan originations and purchases were $236.0 million, $66.7 million and $66.2 million for the years ended December 31, 1998, 1997 and 1996, respectively. Mezzanine repayments were $86.5 million and $23.9 million for the nine months ended September 30, 1999 and 1998, respectively. Mezzanine repayments and sales were $41.3 million, $64.9 million, and $67.3 million for the years ended December 31, 1998, 1997 and 1996, respectively.

COMMERCIAL MORTGAGE-BACKED SECURITIES

     Commercial mortgage-backed securities (CMBS) were $296.2 million and $113.7 million at September 30, 1999 and December 31, 1998. The portfolio at September 30, 1999 consisted of $213.4 million of purchased CMBS ("Purchased CMBS") and $82.8 million of CMBS retained primarily from a $295 million asset securitization the Company completed on January 30, 1998 ("Residual CMBS"). During the first nine months of 1999, the Company acquired Purchased CMBS with a face value of $373.2 million for a cost of $183.4 million. At September 30, 1999 and December 31, 1998, the estimated yield to maturity on the Purchased CMBS and the Residual CMBS was 14.2% and 9.9%, and 15.0% and 9.7%, respectively. At September 30, 1999 and December 31, 1998, the weighted average yield on the entire CMBS portfolio was 13.0% and 11.2%, respectively. The weighted average loan-to-value and debt service coverage of the loans securing the total CMBS portfolio at September 30, 1999 were 69.9% and 1.4, respectively.

     Acquisitions of Purchased CMBS have had, and will continue to have, the full scrutiny of the Company's underwriting processes. The Company re-underwrites the majority of the loans securing the bonds, including determining its own assessment of cash flow available for debt service and appraisal value, and visits most of the collateral properties. The Company will continue to bid on similar CMBS offerings as long as we can achieve significant discounts and attractive yields on the purchase of such offerings. However, we will limit our Purchased CMBS acquisitions in order to maintain a balanced portfolio.

COMMERCIAL MORTGAGE LOANS

     Commercial mortgage loans were $185.5 million at September 30, 1999 and $233.2 million, $447.2 million and $373.7 million at December 31, 1998, 1997 and 1996, respectively. The weighted average current stated interest rate on the commercial mortgage loan portfolio at September 30, 1999 was 9.6% and at December 31, 1998, 1997 and 1996 was 9.7%, 9.6% and 10.3%, respectively. The weighted average yield on the commercial mortgage loan portfolio was 9.8% at September 30, 1999 and 10.4%, 11.4% and 13.4% at December 31, 1998, 1997 and
1996, respectively. The effective yield on the commercial mortgage loan portfolio is higher than the stated interest rate due to the amortization of market discount on purchased loans and original issue discount.

     In the first quarter of 1998, the Company reduced its commercial mortgage loan portfolio through the securitization of $295 million in commercial real estate loans. In addition the Company slowed its origination activity in early 1998 due to pricing conditions in the market. The Company has also continued to sell commercial mortgage loans in order to reduce the portfolio. As a result, the commercial mortgage loan portfolio decreased by 20% and 48%, respectively, for the nine months ended September 30, 1999 and the year ended December 31, 1998. In prior years, the Company had been actively expanding its commercial real estate portfolio and as a result the portfolio had increased by 20% and 35% for the years ended December 31, 1997 and 1996, respectively.

ALLIED CAPITAL EXPRESS

     During the second quarter of 1999, the Company combined its commercial real estate loan origination activity with its SBA 7(a) lending activity in order to increase its loans originated for sale business under the Allied Capital Express brand name. Through Allied Capital Express, the Company provides small business and commercial real estate loans up to $3 million. The majority of the loans originated in this area are originated for sale, generally at premiums of up to 10% of the loan amount. A summary of Allied Capital Express loan origination and sale activity for the nine months ended September 30, 1999 and 1998 is as follows:

                                                                  FOR THE NINE
                                                                     MONTHS
                                                              ENDED SEPTEMBER 30,
                                                              --------------------
                                                                1999       1998
                                                              --------   ---------
(in thousands)
Loan Originations:
  SBA 7(a)..................................................  $64,650    $ 39,600
  Other.....................................................   48,426     182,700
Loan Sales:
  SBA 7(a)..................................................   45,075      26,800
  Other.....................................................   75,796          --

     On a comparative basis, SBA 7(a) loan origination activity has increased due to the opening of new office locations and due to increased emphasis that is being placed on the Allied Capital Express product area. Non-SBA 7(a) loan origination activity has decreased due to the reduction of middle-market commercial real estate lending activity that occurred in 1998 as discussed under "Commercial Mortgage Loans." Allied Capital Express targets small commercial real estate loans that are in many cases originated in conjunction with SBA 7(a) loans. The 1999 and 1998 non-SBA 7(a) activity is not comparable because of the shift from larger real estate loans originated for the portfolio to smaller commercial real estate loans originated primarily for sale. SBA 7(a) loans are originated with variable interest rates priced at spreads ranging from 1.75% to 2.75% over the prime lending rate.

RESULTS OF OPERATIONS

COMPARISON OF NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998

     Net increase in net assets resulting from operations (NIA) was $67.6 million, or $1.14 per share, and $61.4 million, or $1.19 per share, for the nine months ended September 30, 1999 and 1998, respectively. NIA results from total interest and related portfolio income earned, less total expenses incurred in the operations of the Company, plus net realized and unrealized gains or losses. The NIA for the nine months ended

September 30, 1998 also includes a one-time gain of $14.8 million, or $0.28 per share, resulting from a commercial mortgage loan securitization transaction that was completed in January 1998.

     Total interest and related portfolio income was $98.9 million and $80.8 million for the nine months ended September 30, 1999 and 1998, respectively. Total interest and related portfolio income is primarily a function of the level of interest income earned and the balance of portfolio assets. In addition, total interest and related portfolio income includes net premiums from loan dispositions, prepayment premiums, and investment advisory fees and other income. 1998 total interest and related portfolio income includes a one-time gain on sale of $14.8 million resulting from a commercial mortgage loan securitization transaction that was completed in January 1998. Excluding the 1998 gain on sale, total interest and related portfolio income increased in the first nine months of 1999 by 50% as compared to the first nine months of 1998.

     Interest income totaled $84.4 million and $58.4 million for the nine months ended September 30, 1999 and 1998, respectively. Interest income increased $26.0 million or 44% compared to the same period in the prior year. The increase in interest income earned results primarily from continued growth of the Company's investment portfolio and the Company's focus on increasing its overall portfolio yield. The Company's investment portfolio, excluding non-interest bearing equity interests in portfolio companies, increased by 49% to $1,033.6 million at September 30, 1999 from $692.9 million at September 30, 1998. The weighted average yield on the interest bearing investments in the portfolio at September 30, 1999 was 12.5% as compared to 11.8% at September 30, 1998.

     Net premiums from loan dispositions were $9.0 million and $2.9 million for the nine months ended September 30, 1999 and 1998, respectively. Included in net premiums from loan dispositions are premiums from loan sales and premiums received on the early repayment of loans. Premiums from loan sales were $5.2 million and $2.2 million for the nine months ended September 30, 1999 and 1998, respectively. This premium income results primarily from the premium paid by purchasers of the guaranteed portion of the Company's SBA 7(a) loans sold into the secondary market and the commercial real estate loans sold to third parties, less the origination commissions associated with the loans sold.

     Prepayment premiums were $3.8 million and $0.7 million for the nine months ended September 30, 1999 and 1998, respectively. While the scheduled maturity of mezzanine and commercial mortgage loans ranges from five to ten years, it is not unusual for the Company's borrowers to refinance or pay off their debts to the Company ahead of schedule. Because the Company seeks to finance primarily seasoned, performing companies, such companies at times can secure lower cost financing as their balance sheets strengthen, or as more favorable interest rates become available. Therefore, the Company generally structures its loans to require a prepayment premium for the first three to five years of the loan.

     Investment advisory fees and other income were $5.4 million and $4.6 million for the nine months ended September 30, 1999 and 1998, respectively. Investment advisory fees are received from the private funds managed by the Company.

     Total operating expenses were $44.0 million and $31.8 million for the nine months ended September 30, 1999 and 1998, respectively. Operating expenses include interest on indebtedness, salaries and employee benefits, and general and administrative expenses.

     The Company's single largest expense is interest on indebtedness, which totaled $24.2 million and $14.5 million for the nine months ended September 30, 1999 and 1998, respectively. Interest expense increased $9.6 million, or 66%, compared to the same period in the prior year. The increase is attributable to an increase in borrowings by the Company and its subsidiaries under various credit facilities. The Company's total borrowings were $537.9 million and $361.7 million at September 30, 1999 and 1998, respectively. Average outstanding indebtedness for the nine months ended September 30, 1999 and 1998 was $414.1 million and $252.5 million, respectively. The Company's weighted average interest cost, excluding closing costs, on outstanding borrowings at September 30, 1999 and 1998 was 7.4% and 7.2%, respectively.

     Salaries and employee benefits totaled $11.3 million and $8.3 million for the nine months ended September 30, 1999 and 1998, respectively. Total employees were 124 and 96 at September 30, 1999 and 1998, respectively. The increase in salaries and employee benefits reflects the increase in total employees, combined with wage increases and the experience level of employees hired. The Company has been an active recruiter throughout 1998 and 1999 for experienced investment and operational personnel, and the Company will continue to actively recruit and hire new professionals in 1999 to support anticipated portfolio growth.

     General and administrative expenses include the leases for the Company's headquarters in Washington, DC, and its regional offices. General and administrative expenses also include travel costs, stock record expenses, directors' fees, legal and accounting fees and various other expenses. General and administrative expenses totaled $8.5 million and $9.0 million for the nine months ended September 30, 1999 and 1998, respectively. The decrease in general and administrative expenses was partially due to certain post-Merger integration expenses incurred in the first quarter of 1998, totaling $0.2 million. The post-Merger integration expenses included primarily the costs of legal and accounting advice as well as the use of certain outside consultants. The remaining decrease results from the timing of incurring expenses in 1999 and 1998.

     For the nine months ended September 30, 1999 and 1998, operating expenses excluding interest on indebtedness as a percent of total interest and related portfolio income less interest expense plus net realized and unrealized capital gains was 21% and 20%, respectively. For the years ended December 31, 1998, 1997 and 1996 this ratio was 22%.

     The formula award and cut-off award totaled $5.2 million and $5.5 million, or $0.09 per share and $0.11 per share, for the nine months ended September 30, 1999 and 1998, respectively.

     The formula award expense totaled $4.7 million for each of the nine months ended September 30, 1999 and 1998. The formula award was designed as an incentive compensation program that would replace canceled stock options that were canceled as a result of the Company's 1997 Merger and would balance share ownership among key officers. The formula award vests over a three-year period, on the anniversary date of the Merger, beginning on December 31, 1998. Assuming all officers who received a formula award remain with the Company over the remaining vesting period, the Company will expense the remaining formula award during 1999 and 2000 in an annual amount of approximately $6.2 million.

     The cut-off award expense totaled $0.5 million and $0.8 million for the nine months ended September 30, 1999 and 1998, respectively. The cut-off award was designed to cap the appreciated value in unvested options at the Merger announcement date in order to set the foundation to balance option awards upon the Merger. The cut-off award will only be payable if the award recipient is employed by the Company on a future vesting date. Total cut-off award that will vest in 1999 is estimated at $0.5 million.

     Net realized gains were $16.4 million and $20.0 million for the nine months ended September 30, 1999 and 1998, respectively. These gains resulted from the sale of equity securities associated with certain mezzanine and commercial mortgage loans and the realization of unamortized discount resulting from the sale and early repayment of mezzanine and commercial mortgage loans, offset by losses on investments.

     Realized gains totaled $21.6 million and $20.8 million for the nine months ended September 30, 1999 and 1998, respectively. Realized gains during 1999 primarily resulted from transactions involving three portfolio companies, Radio One, Inc. ($10.5 million), COHR, Inc. ($5.3 million), and Precision Industries Co. ($3.3 million). The Company reversed previously recorded unrealized appreciation of $8.3 million when these gains were realized in 1999. Realized losses totaled $5.2 million and $0.8 million for the nine months ended September 30, 1999 and 1998, respectively. Realized losses during 1999 resulted primarily from the liquidation of one portfolio investment, CeraTech Holdings Corporation ($2.5 million). Losses realized in 1999 had been recognized in NIA over time as unrealized depreciation when the Company determined that the respective portfolio security's value had become impaired. Thus, the Company reversed previously recorded unrealized depreciation totaling $4.7 million in 1999 when the related losses were realized.

     The Company recorded net unrealized gains of $1.5 million for the nine months ended September 30, 1999 and net unrealized losses of $0.4 million for the nine months ended September 30, 1998. Net unrealized gains for 1999 and net unrealized losses for 1998 consisted of valuation changes resulting from the Board of Directors' valuation of the Company's assets and the effect of reversals of net unrealized appreciation resulting from net realized gains. At September 30, 1999, net unrealized appreciation in the portfolio totaled $3.9 million, and was composed of unrealized appreciation of $31.8 million resulting primarily from appreciated equity interests in portfolio companies, and unrealized depreciation of $27.9 million resulting primarily from underperforming loan and equity investments in the portfolio. At September 30, 1998, net unrealized appreciation in the portfolio totaled $0.9 million and was composed of unrealized appreciation of $28.0 million and unrealized depreciation of $27.1 million.

     The Company employs a standard grading system for the entire portfolio. Grade 1 is used for those investments from which a capital gain is expected. Grade 2 is used for investments performing in accordance with plan. Grade 3 is used for investments that require closer monitoring; however, no loss of interest or principal is expected. Grade 4 is used for investments for which some loss of contractually due interest is expected, but no loss of principal is expected. Grade 5 is used for investments for which some loss of principal is expected and the investment is written down to net realizable value. During 1998, the Company began to grade its commercial mortgage and 7(a) loan portfolios using the same grading system used for its mezzanine loan portfolio, so that the Company's entire portfolio would have a uniform grading system. Prior to this, the commercial real estate portfolio used a different grading system and the 7(a) loan portfolio was not graded.

     At September 30, 1999, the Company's portfolio was graded as follows:

                                                INVESTMENTS     PERCENTAGE OF
                    GRADE                        AT VALUE      TOTAL PORTFOLIO
                    -----                      -------------   ---------------
                                               (IN MILLIONS)
1............................................    $  114.8            10.4%
2............................................       916.0            83.0
3............................................        35.4             3.2
4............................................        19.4             1.8
5............................................        18.1             1.6
                                                 --------           -----
                                                 $1,103.7           100.0%
                                                 ========           =====

     Grade 5 mezzanine investments totaled $11.8 million at value at September 30, 1999, or 1.1%, of the Company's total portfolio based on the valuation of the Board of Directors. The value of these Grade 5 mezzanine investments has been reduced from an aggregate cost of $31.8 million in order to reflect the Company's estimate of the net realizable value of these investments upon disposition. This reduction in value has been recorded previously as unrealized depreciation over several years in the Company's earnings. The Company continues to follow its historical practices of working with a troubled portfolio company in order to recover the maximum amount of the Company's investment, but records unrealized depreciation for the expected full amount of the potential loss when such exposure is identified. Grade 5 mezzanine investments at December 31, 1998 totaled $6.4 million at value, or 0.8% of the Company's total portfolio.

     At September 30, 1999, there were no Grade 5 commercial mortgage loans. Grade 5 commercial mortgage loans at December 31, 1998 totaled $0.1 million at value.

     Grade 5 SBA 7(a) loans totaled $6.3 million at value at September 30, 1999. The value of these loans has been reduced from an aggregate cost basis of $7.3 million, which includes $4.9 million at cost that is guaranteed by the SBA. Grade 5 SBA 7(a) loans at December 31, 1998 totaled $6.3 million at value.

     For the total portfolio, loans greater than 120 days delinquent were $28.6 million at value at September 30, 1999, or 2.6% of the total portfolio. Included in this category are loans valued at $18.7 million that are fully secured by real estate. Loans greater than 120 days delinquent generally do not accrue interest. Loans greater than 120 days delinquent at December 31, 1998 were $13.7 million at value, or 1.7% of the total portfolio, which includes $9.9 million that are fully secured by real estate.

     Because the Company has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code, the Company is not taxed on its investment company taxable income and realized capital gains, to the extent that such income and gains are distributed to shareholders. The Company's dividend policy currently is to annually distribute substantially all of its net taxable income, including net capital gains, if any. Annual tax distributions may differ from NIA for the fiscal year due to timing differences in the recognition of income and expenses, returns of capital and net unrealized appreciation or depreciation, which are not included in taxable income. The Company's current regular quarterly dividend was determined based on estimated 1999 taxable income.

     In order to maintain its RIC status, the Company must, in general, (1) derive at least 90% of its gross income from dividends, interest and gains from the sale of securities; (2) meet investment diversification requirements as defined in the Code; and (3) distribute to shareholders at least 90% of its investment company taxable ordinary income annually. The Company intends to take all steps necessary to continue to meet the RIC qualifications. However, there can be no assurance that the Company will continue to elect or qualify for such treatment in future years.

     Certain of the Company's credit facilities limit the Company's ability to declare dividends, should the Company default under certain provisions of the respective credit agreements.

     The weighted average common shares outstanding used to compute basic earnings per share were 59.1 million and 51.5 million for the nine months ended September 30, 1999 and 1998, respectively. The increases in the weighted average shares reflect the issuance of new shares and the issuance of shares pursuant to a dividend reinvestment plan.

     All per share amounts included in management's discussion and analysis have been computed using the weighted average shares used to compute diluted earnings per share, which were 59.2 million and 51.7 million for the nine months ended September 30, 1999 and 1998, respectively.

COMPARISON OF FISCAL YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

     Net increase in net assets resulting from operations (NIA) was $78.1 million, or $1.50 per share, $61.3 million, or $1.24 per share, and $54.9 million, or $1.17 per share, for the years ended December 31, 1998, 1997 and 1996, respectively. NIA results from total interest and related portfolio income earned, less total expenses incurred in the operations of the Company, plus net realized and unrealized gains or losses. NIA, as a percentage of average shareholders' equity, which is also known as return on equity, was 17%, 15% and 14% for 1998, 1997 and 1996, respectively. NIA, excluding the formula and cut-off awards in 1998, as a percentage of average shareholders' equity for 1998 was 18.8%. NIA, excluding Merger expenses, as a percentage of average shareholders' equity for 1997 was 16%.

     A key element of the Company's post-Merger strategy was to allocate more of its capital resources to the Company's higher yielding mezzanine and 7(a) lending activities and reduce its lower yielding commercial mortgage loan portfolio. As a result, the Company completed a commercial mortgage loan securitization transaction in January 1998, in order to effectively liquidate $223 million of its lower yielding commercial mortgage loans. The Company securitized $295 million in loans and received cash proceeds, net of costs, of $223 million. The Company retained a trust certificate for its residual interest in mortgage securitization (the Residual CMBS) in the loan pool sold, and will receive interest income from this Residual CMBS as well as receive the net spread of the interest earned on the loans sold less the interest paid on the bonds over the life of the bonds (the "Residual Securitization Spread").

     The Company accounted for the securitization in accordance with Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." As a result, the Company recorded a gain of $14.8 million, or $0.28 per share, net of the costs of the securitization and the cost of settlement of interest rate swaps. The gain arises from the difference between the carrying amount of the loans and the fair market value of the assets received (i.e., cash,

Residual Securitization Spread, Residual CMBS and a servicing asset). The Company will continue to earn interest income from the Residual CMBS, and will receive the actual net spread from the portion of the loans sold represented by the bonds issued. As the net spread is received, a portion will be allocated to interest income with the remainder applied to reduce the carrying amount of the Residual Securitization Spread. The Residual CMBS and the Residual Securitization Spread have been and will continue to be valued each quarter using updated prepayment, interest rate and loss estimates. As of December 31, 1998, the mortgage loan pool had an approximate weighted average stated interest rate of 9.4%. The value of the Residual Securitization Spread of $10.7 million was determined based on a constant prepayment rate of 7% and a discount rate of 12%. The value of the Residual CMBS of $70.8 million was determined using a discount rate equal to the average stated interest rate of the underlying mortgage loans. The Company completed the securitization as a means to improve its liquidity for investment in high yielding mezzanine and 7(a) loans.

     Total interest and related portfolio income was $106.7 million, $97.4 million and $84.9 million for the years ended December 31, 1998, 1997 and 1996, respectively. Total interest and related portfolio income is primarily a function of the level of interest income earned and the balance of portfolio assets. In addition, total interest and related portfolio income includes premiums from loan sales, prepayment premiums, and advisory fee and other income.

     Interest income totaled $79.9 million, $86.9 million and $77.5 million for the years ended December 31, 1998, 1997 and 1996, respectively. Interest income decreased 8% and increased 12% for 1998 and 1997, respectively. The decrease and increase in interest income earned results primarily from changes in the amount of loans outstanding during the periods presented. The Company's loan portfolio decreased by 4% to $628.6 million at December 31, 1998 from $655.8 million at December 31, 1997, and the loan portfolio increased by 13% to $655.8 million at December 31, 1997 from $580.9 million at December 31, 1996. During 1998, the Company originated or purchased loans and other investments totaling $524.5 million. This increase was offset by the sale through securitization of $295 million in commercial mortgage loans, whole loan sales of commercial mortgage loans of $44.0 million, and the sale of the guaranteed portion of 7(a) loans totaling $37.0 million. In addition, the Company received loan repayments totaling $138.1 million.

     The Company's efforts to reduce its lower yielding commercial mortgage loan portfolio in 1998 had the effect of reducing gross interest income in 1998 when compared to 1997. The reduction in this portfolio, however, has increased the overall weighted average yield on the portfolio, and should have the impact of increasing interest income prospectively, as well as increasing the Company's overall return on assets net of interest expense and return on equity capital. The weighted average yield on the total loan portfolio at December 31, 1998 was 12.5%, as compared to 11.7% and 13.1% at December 31, 1997 and 1996, respectively.

     Net premiums from loan dispositions were $6.0 million, $7.3 million and $4.2 million for the years ended December 31, 1998, 1997 and 1996, respectively. Included in net premiums from loan dispositions are premiums from loan sales and premiums received on the early repayment of loans. Premiums from loan sales were $3.8 million, $3.2 million and $2.6 million for the years ended December 31, 1998, 1997 and 1996, respectively. This premium income results primarily from the sale of the guaranteed portion of the

Company's SBA 7(a) loans into the secondary market and commercial real estate loans sold to third parties, less the origination costs associated with the loans sold.

     Prepayment premiums were $2.2 million, $4.1 million and $1.6 million for the years ended December 31, 1998, 1997 and 1996, respectively. Commercial mortgage loan repayments of $154.5 million in 1997 were primarily responsible for the large level of prepayment premiums experienced in 1997. While the scheduled maturity of mezzanine and commercial mortgage loans ranges from five to ten years, it is not unusual for the Company's borrowers to refinance or pay off their debts to the Company ahead of schedule. Because the Company seeks to finance primarily seasoned, performing companies, such companies at times can secure lower cost financing as their balance sheets strengthen, or as more favorable interest rates become available. Therefore, the Company generally structures its loans to require a prepayment premium for the first three to five years of the loan.

     Investment advisory fees and other income were $6.1 million, $3.2 million and $3.2 million for the years ended December 31, 1998, 1997 and 1996, respectively. Investment advisory fees are received from the private funds managed by the Company. In January 1998, the Company entered into an investment advisory agreement with Kreditanstalt fur Wiederaufbau (KfW), the state-owned public development bank of Germany, to manage a fund of approximately DM 160 million (approximately $95.4 million at December 31, 1998). For its services related to sourcing, structuring, investing, monitoring and disposing of its investments in small, private and medium-sized German businesses, the Company will receive a 3% per annum fee on total committed capital, payable quarterly. The increase in advisory fees and other income in 1998 is primarily the result of the advisory fees earned from KfW of approximately $2.7 million.

     Total operating expenses were $44.4 million, $51.3 million ($46.2 million without Merger expenses) and $37.4 million for the years ended December 31, 1998, 1997 and 1996, respectively. Operating expenses include interest on indebtedness, salaries and employee benefits, and general and administrative expenses.

     The Company's single largest expense is interest on indebtedness, which totaled $20.7 million, $27.0 million and $20.3 million for the years ended December 31, 1998, 1997 and 1996, respectively. Interest expense decreased 23% for 1998 and increased 33% and 64% for 1997 and 1996, respectively. The increases and decreases are attributable to increases and decreases in borrowings by the Company and its subsidiaries under various credit facilities. Again, the Company's efforts to decrease the commercial mortgage loan portfolio during 1998 had the effect of reducing the overall level of the Company's outstanding borrowings throughout the year. The Company's total borrowings were $334.4 million, $347.7 million and $275.0 million at December 31, 1998, 1997 and 1996, respectively. Total borrowings decreased 4% for 1998 and increased 26% and 37% in 1997 and 1996, respectively. The Company's weighted average interest cost on outstanding borrowings at December 31, 1998, 1997 and 1996 was 7.5%, 7.3% and 7.6%, respectively.

     Salaries and employee benefits totaled $11.8 million, $10.3 million and $8.8 million for the years ended December 31, 1998, 1997 and 1996, respectively. Total employees were 106, 80 and 66 at December 31, 1998, 1997 and 1996, respectively. The increase in salaries and employee benefits reflects the increase in total employees, combined with wage increases and the experience level of employees hired. The Company was an active recruiter in 1998 for experienced investment and operational personnel and the Company will continue to actively recruit and hire new professionals in 1999 to support anticipated portfolio growth.

     General and administrative expenses include the lease for the Company's headquarters in Washington, DC, leases established in 1997 for the Company's offices in Chicago and San Francisco, leases established in 1998 for the Company's new offices in Atlanta and Detroit, travel costs, stock record expenses, directors' fees, legal and accounting fees and various other expenses. General and administrative expenses totaled $11.9 million, $9.0 million and $8.3 million, respectively, for the years ended December 31, 1998, 1997 and 1996. The increase in general and administrative expenses was partially due to twelve full months of costs associated with the two new offices that were established in the third and fourth quarters of 1997.

     In 1997, the Company incurred Merger expenses totaling $5.2 million, which consisted primarily of investment banking fees of $3.1 million, legal fees of $1.0 million and costs associated with the solicitation of proxies of approximately $0.6 million.

     Total operating expenses excluding interest on indebtedness and Merger expenses represented approximately 2.9%, 2.5% and 2.6% of the Company's average assets for the years ended December 31, 1998, 1997 and 1996, respectively.

     During 1998, the Company began to expense a portion of the formula and cut-off awards that were established in connection with the Merger. Prior to the Merger, each of the predecessor companies had a stock option plan (the "Old Plans"). In preparation for the Merger, the Compensation Committees of the predecessor companies determined that the Old Plans should be terminated upon the Merger, so that the new merged Company would be able to develop a new incentive compensation plan for all officers and directors with a single equity security. The existence of the Old Plans had resulted in certain inequities in option grants among the various officers of the predecessor companies simply because of the differences in the underlying equity securities.

     To balance stock option awards among the employees, and to account for the deviations caused by the existence of five plans supported by five different publicly traded stocks, the Company developed two special awards to be granted in lieu of options under the Old Plans that would be foregone upon the cancellation of the Old Plans.

     FORMULA AWARD. The formula award was designed to compensate officers from the point in time when their unvested options would cease to appreciate in value pursuant to the mechanics of the cut-off award (i.e., August 14, 1997) up until the time in which they would be able to receive option awards in the Company after the Merger became effective. In the aggregate, the formula award equaled 6% of the difference between the combined aggregate market capitalizations of the Predecessor Companies as of the close of the market on December 30, 1997, and the combined aggregate market capitalizations of the Predecessor Companies on August 14, 1997.

     The formula award was designed as a long-term incentive compensation program that would replace canceled stock options and would balance share ownership among key officers for past and prospective service.

     The terms of the formula award require that the award be contributed to the Company's deferred compensation plan, and be used to purchase shares of the Company in the open market. The formula award vests over a three-year period, on the anniversary date of the Merger, beginning on December 31, 1998.

     In the aggregate, the market capitalizations of the Predecessor Companies increased by approximately $319 million from August 14, 1997 to December 30, 1997, and the total formula award was computed to be $19.0 million. The total expense recorded as a result of the formula awards during 1998 was $6.2 million, or approximately $0.12 per share. Assuming all officers who received a formula award remain with the Company over the remaining vesting period, the Company will expense the remaining formula award during 1999 and 2000 in an annual amount of approximately $6.4 million.

     CUT-OFF AWARD. The cut-off award established a cut-off dollar amount as of August 14, 1997 (the Merger announcement date) that would be computed for all outstanding, but unvested options that would be canceled as of the date of the Merger. The cut-off award was designed to cap the appreciated value in unvested options at the Merger announcement date in order to set the foundation to balance option awards upon the Merger. The cut-off award was designed to be equal to the difference between the market prices of the shares of stock underlying the canceled options under the Old Plans at August 14, 1997, less the exercise prices of the options. The cut-off award was computed to be $2.9 million in the aggregate and will be payable for each canceled option as the canceled options would have vested. The cut-off award will only be payable if the award recipient is employed by the Company on a future vesting date. The cut-off award expense totaled $0.8 million, or $0.02 per share, for 1998.

     Net realized gains were $22.5 million, $10.7 million and $19.2 million for the years ended December 31, 1998, 1997 and 1996, respectively. These gains resulted from the sale of equity securities associated with certain mezzanine and commercial mortgage loans and the realization of unamortized discount resulting from the sale and early repayment of mezzanine and commercial mortgage loans, offset by losses on investments.

     Realized gains totaled $25.8 million, $15.8 million and $30.4 million for the years ended December 31, 1998, 1997 and 1996, respectively. Realized gains during 1998 primarily resulted from transactions involving ten portfolio companies: ARS ($1.1 million), Calendar Broadcasting ($1.1 million), Arlington Square Associates ($1.9 million), DMI Furniture ($0.6 million), Virginia Beach Associates ($2.4 million), Labor Ready, Inc. ($5.0 million), Broadcast Holdings, Inc. ($1.1 million), Waterview Limited Partnership ($3.0 million), Z-Spanish Radio Network, Inc. ($2.7 million) and El Dorado Communications, Inc. ($0.8 million). Gains resulting from investments in these ten companies totaled $19.7 million. The Company also realized a gain of $4.0 million from the sale of an office building owned by Allied Capital Advisers Inc. prior to the Merger and incurred an income tax liability related to that gain of $0.8 million. Realized gains in 1997 resulted from transactions involving 83 portfolio companies.

     Realized losses in 1998, 1997 and 1996 totaled $3.3 million, $5.1 million and $11.2 million and represented 0.4%, 0.6% and 1.6% of the Company's total assets, respectively. Realized losses in 1998 resulted primarily from the full or partial liquidation of three portfolio investments: SunStates Refrigerated Services, Inc. ($1.8 million), R-Tex Decoratives Company, Inc. ($0.6 million), and Pines Hotel ($0.3 million). These three investments resulted in realized losses of $2.7 million. Realized losses in 1997 resulted primarily from the full or partial liquidation of four investments: Taco Tico, Inc. ($1.1 million), SunStates Refrigerated Services, Inc. ($0.8 million), Enviroplan, Inc. ($0.8 million), and Vineyard Sycamore Plaza Associates ($0.4 million). Realized losses resulting from these four investments totaled $3.1 million. Realized losses in 1996 included $6.6 million in losses from the liquidation of two portfolio investments. The Company made loans to these two borrowers in the late 1980s and early 1990s, and each borrower encountered significant difficulties during the recession of the early 1990's. Losses realized in 1998, 1997 and 1996 had been recognized in NIA over time as unrealized depreciation when the Company determined that the respective portfolio security's value had become impaired. Thus, the Company reversed previously recorded unrealized depreciation totaling $3.6 million, $9.7 million and $7.5 million when the related losses were realized in 1998, 1997 and 1996, respectively.

     The Company recorded net unrealized gains of $1.1 million and $7.2 million for the years ended December 31, 1998 and 1997, respectively, and net unrealized losses of $7.4 million for the year ended December 31, 1996. Net unrealized gains for 1998 consisted of valuation changes resulting from the Board of Directors' valuation of the Company's assets, the effect of valuation of interest rate swap agreements, and the effect of reversals of net unrealized appreciation resulting from net realized gains. At December 31, 1998, net unrealized appreciation in the portfolio totaled $2.4 million, and was composed of unrealized appreciation of $27.3 million resulting primarily from appreciated equity interests in portfolio companies, and unrealized depreciation of $24.9 million resulting primarily from underperforming loan and equity investments in the portfolio. At December 31, 1997, net unrealized appreciation in the portfolio totaled $1.3 million and was composed of unrealized appreciation of $19.2 million and unrealized depreciation of $17.9 million. At December 31, 1996, net unrealized depreciation in the portfolio totaled $5.9 million.

     The Company employs a standard grading system for the entire portfolio. Grade 1 is used for those loans from which a capital gain is expected. Grade 2 is used for loans performing in accordance with plan. Grade 3 is used for loans that require closer monitoring; however, no loss of interest or principal is expected. Grade 4 is used for loans for which some loss of contractually due interest is expected, but no loss of principal is expected. Grade 5 is used for loans for which some loss of principal and interest is expected and the loan is written down to net realizable value. During 1998, the Company began to grade its commercial mortgage and 7(a) loan portfolios using the same grading system used for its mezzanine loan portfolio, so that the Company's entire portfolio would have a uniform grading system. Prior to this, the commercial real estate portfolio used a different grading system and the 7(a) loan portfolio was not graded.

     At December 31, 1998, the Company's portfolio was graded as follows:

                                                INVESTMENTS     PERCENTAGE OF
                                                 AT VALUE      TOTAL PORTFOLIO
                                               -------------   ---------------
                                               (IN MILLIONS)
1............................................     $104.4             13.0%
2............................................      618.0             77.2
3............................................       53.2              6.7
4............................................       11.8              1.5
5............................................       12.9              1.6
                                                  ------            -----
                                                  $800.3            100.0%
                                                  ======            =====

     Grade 5 mezzanine investments totaled $6.4 million at value at December 31, 1998, or 0.8% of the Company's total portfolio based on the valuation of the Board of Directors. The value of these Grade 5 investments has been reduced from an aggregate cost of $22.7 million in order to reflect the Company's estimate of the net realizable value of these investments upon disposition. This reduction in value has been recorded previously as unrealized depreciation over several years in the Company's earnings. The Company continues to follow its historical practices of working with a troubled portfolio company in order to recover the maximum amount of the Company's investment, but records unrealized depreciation for a substantial amount of the potential exposure when such exposure is identified. During 1998, Grade 5 mezzanine investments decreased by $6.5 million from $12.9 million at December 31, 1997.

     At December 31, 1998, commercial real estate Grade 5 loans totaled $0.1 million at value. The value of these Grade 5 loans approximates cost because of the estimated value of the underlying collateral securing the loans. A Grade 5 classification for a commercial real estate loan prior to the use of the uniform grading system meant that the loan was in workout. Because of the collateral securing these loans, however, few previous Grade 5 loans were ever expected to result in loss of principal. Of the loans included in Grade 5 at December 31, 1997, only one loan totaling $0.3 million at cost was expected to incur any loss of principal, and this loan was valued at $0.2 million.

     Grade 5 SBA 7(a) loans totaled $6.3 million at value at December 31, 1998, and have been reduced from an aggregate cost basis of $7.9 million. The SBA 7(a) loan portfolio was not graded at December 31, 1997.

     For the total portfolio, loans greater than 120 days delinquent were $13.7 million at value at December 31, 1998, or 1.7% of the total portfolio. Included in this category are loans valued at $9.9 million that are fully secured by real estate. Loans greater than 120 days delinquent generally do not accrue interest. Loans greater than 120 days delinquent at December 31, 1997, were $20.2 million at value or 2.9% of the total portfolio.

     The Company incurred income tax expense of $0.8 million for the year ended December 31, 1998, which resulted from the taxation of a net built-in gain realized from the sale of an office building owned by Allied Capital Advisers Inc. prior to the Merger. The Company incurred income tax expense of $1.4 million and $1.9 million, respectively, for the years ended December 31, 1997 and 1996 resulting from the operations of Allied Capital Advisers Inc. Because the Company has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code, the Company is not taxed on its investment company taxable income and realized capital gains, to the extent that such income and gains are distributed to shareholders.

     During 1998, 1997 and 1996, the Company or the Predecessor Companies declared dividends to their shareholders representing all of each company's ordinary taxable income, taxable net capital gains, and, in the case of Allied Capital Corporation in 1997, a partial return of capital resulting from the distribution of Allied Capital Corporation's ownership of Allied Capital Lending Corporation's shares. Tax distributions differ from NIA due to timing differences in the recognition of income and expenses, returns of capital and net unrealized appreciation, which is not included in taxable income. Total tax distributions declared were $75.1 million, $85.7 million and $57.4 million for 1998, 1997 and 1996, respectively. Tax distributions per share were $1.43, $1.71 and $1.23 for the three years ended December 31, 1998, 1997 and 1996, respectively. The per share distributions for 1997 and 1996 have been exchange adjusted for the Merger and include the exchange-adjusted shares of Allied Capital Advisers Inc. for which no tax distributions had historically been declared or paid.

     Included in 1997 tax distributions was $18 million, or $0.34 per share, representing a non-cash dividend of the shares of Allied Capital Lending Corporation held in Allied Capital Corporation's portfolio. Allied Capital Corporation declared and paid a dividend equal to 0.107448 shares of Allied Capital Lending Corporation for each share of Allied Capital Corporation held on the record date for such dividend. These shares had a market value of $21.25 per share on December 30, 1997, the distribution date.

     Also included in 1997 tax distributions was a special, one-time dividend equal to $8.8 million, or $0.17 per share, representing all of the retained earnings and profits of the Predecessor Companies at December 31, 1997. The special dividend was declared in conjunction with the Merger in order for the Company to maintain its RIC status.

     The weighted average common shares outstanding used to compute basic earnings per share were 51.9 million, 49.2 million and 46.2 million for the years ended December 31, 1998, 1997 and 1996, respectively. The increases in the weighted average shares reflect the issuance of new shares, the exercise of employee stock options to purchase shares of the Company and the issuance of shares pursuant to a dividend reinvestment plan. Allied Capital Corporation's ownership of Allied Capital Lending Corporation during the periods presented has been eliminated in consolidation.

     All per share amounts included in management's discussion and analysis have been computed using the weighted average shares used to compute diluted earnings per share, which were 52.0 million, 49.3 million and 46.7 million for the years ended December 31, 1998, 1997 and 1996, respectively.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

CASH AND CASH EQUIVALENTS

     At September 30, 1999, the Company had $15.4 million in cash and cash equivalents. The Company invests otherwise uninvested cash in U.S. government or agency-issued or guaranteed securities that are backed by the full faith and credit of the United States, or in high quality, short-term repurchase agreements fully collateralized by such securities. The Company's objective is to manage to a low cash balance and fund new originations with its lines of credit.

INDEBTEDNESS

     The Company had outstanding indebtedness at September 30, 1999 as follows:

                                                                      ANNUAL
                                                                PORTFOLIO RETURN TO
                                AMOUNT            ANNUAL          COVER INTEREST
          CLASS              OUTSTANDING     INTEREST RATE(1)       PAYMENTS(2)
          -----             --------------   ----------------   -------------------
                            (IN THOUSANDS)
Debentures and notes
payable:
     Master loan and
       security
       agreement..........     $ 34,500            6.40%               0.19%
     Unsecured long-term
       notes payable......      317,000            7.30%               1.98%
     SBA debentures.......       47,650            8.22%               0.33%
     OPIC loan............        5,700            6.57%               0.03%
                               --------
          Total debentures
             and notes
             payable......     $404,850            7.32%               2.53%
                               ========
Revolving line of
  credit..................     $133,000            7.69%               0.87%
                               ========

---------------
(1) The annual interest rate includes the cost of commitment fees and other facility fees.
(2) The annual portfolio return to cover interest payments ("Annual Return") is calculated as total estimated 1999 annual interest or dividend payments per class of financing, divided by total assets at September 30, 1999. The total Annual Return needed to cover all classes of financing at September 30, 1999 combined is 3.4%.

     MASTER LOAN AND SECURITY AGREEMENT. The Company had a facility to borrow up to $250 million, of which $100 million was committed, using its commercial mortgage loans as collateral. The agreement generally required interest-only payments with all principal due at maturity. The agreement charged interest at one-month London Inter-Bank Offered Rate ("LIBOR") plus 1.0%. The facility matured on October 7, 1999, and has been extended through October 28, 2000, with a total committed facility up to $100 million.

     UNSECURED LONG-TERM NOTES PAYABLE. At September 30, 1999, the Company has $317 million in financing through the issuance of unsecured long-term notes with private institutional lenders, primarily insurance companies. The terms of the notes include five- or seven-year maturities, priced at a weighted average rate of 7.3%. The notes require payment of interest only semiannually, and all principal is due upon maturity.

     The Company is in the process of negotiating terms for additional long term notes totaling approximately $100 million. The Company plans to complete this financing during the fourth quarter of 1999.

     SBA DEBENTURES. The Company, through its SBIC subsidiary, has debentures totaling $47.7 million payable to the SBA, at interest rates ranging from 6.9% to 9.6% with scheduled maturity dates as follows: 1999 -- $0; 2000 -- $17.3 million; 2001 -- $9.4 million; 2002 -- $0; 2003 -- $0; and $21.0 million thereafter. The debentures require semi-annual interest-only payments with all principal due upon maturity. During 1997, Congress increased the maximum leverage available to an SBIC to $101.0 million, and the Company intends to continue to borrow under the SBIC program as the situation warrants. The Company currently has a commitment from the SBA for an additional $27.0 million of debt.

     REVOLVING LINE OF CREDIT. The Company has a two-year, $340 million unsecured revolving line of credit which expires in March, 2001. This facility may be expanded up to $400 million. At the Company's option, the credit facility bears interest at a rate equal to (i) LIBOR plus 1.25% or (ii) the higher of (a) the NationsBank, N.A. prime rate and (b) the Federal Funds rate plus 0.50%. The credit facility requires monthly payments of interest, and all principal is due upon maturity. The credit facility also requires an annual facility fee equal to 0.25% of the committed amount, regardless of the amount outstanding under the facility, which is payable quarterly in arrears.

EQUITY CAPITAL AND DIVIDENDS

     During the first nine months of 1999, the Company raised $106.5 million in new equity primarily through the sale of shares from its shelf registration statement. At September 30, 1999, total shareholders' equity had increased to $593.8 million.

     The Company expects to distribute four regular quarterly dividends of $0.40 per share during 1999, for total dividends of $1.60 per share for 1999. During the first, second and third quarters of 1999, the board of directors declared and the Company paid regular quarterly dividends of $0.40 per share.

     The Company's dividend policy currently is to annually distribute substantially all of its net taxable income, including net capital gains, if any. The Company's taxable income can differ from its financial reporting income due to differences in the timing of revenue and expense recognition. The Company's current regular dividend was determined based on estimated 1999 taxable income. Dividends for 1998 totaled $1.43 per share.

FUTURE DEBT OR EQUITY OFFERINGS

     The Company plans to secure additional debt and equity capital for continued investment in growing businesses. Because the Company is a RIC, it distributes substantially all of its income and requires external capital for growth. Because the Company is a business development company, it is limited in the amount of debt capital it may use to fund its growth, since it is generally required to maintain a ratio of 200% of total assets to total borrowings.

     The Company plans to maintain a strategy of financing its operations, dividend requirements and future investments with cash from operations, through borrowing under short- or long-term credit facilities, through asset sales, or through obtaining new equity capital. The Company will utilize its short-term credit facilities only as a means to bridge to long-term financing. The Company evaluates its interest rate exposure on an ongoing basis and may hedge variable and short-term interest rate exposure through interest rate swaps, Treasury locks and other techniques when appropriate. The Company believes that it has access to capital sufficient to fund its ongoing investment and operating activities, and from which to pay dividends.

FINANCIAL OBJECTIVES

     The Company has set forth certain financial objectives that it intends to use in allocating its resources and in selecting new investment opportunities. Management's goal is to increase NIA annually by 15% to 20% and to result in a ratio of NIA to average shareholders' equity, or return on equity, of 19% to 22%. Management believes that the Company will be able to achieve these goals over the next three to five years. Factors that may impede the achievement of these objectives include those described under "Risk Factors" and also include other factors such as changes in the economy, competitive and market conditions, and future business decisions.

YEAR 2000 COMPLIANCE

     The Company has a Year 2000 compliance committee which is responsible for assessing the Company's Year 2000 readiness and preparing the Company's Year 2000 contingency plan by focusing on three main areas: the Company's information technology ("IT") and other operating systems, critical service providers, and portfolio companies. The committee reports periodically to the board of directors and to executive management.

     The Company's IT systems consist of third-party software and relatively new hardware systems. All vendors providing critical software and hardware have indicated that their programs and systems are Year 2000 compliant. The Company has tested its critical software applications and the test results have indicated that the software and systems are Year 2000 compliant. In addition to the testing performed by Company personnel, the Company also contracted with its loan accounting software vendor to perform independent validation tests, using the Company's data, to verify that this software will be Year 2000 compliant. The test results revealed that the Company's loan accounting software is currently Year 2000 compliant. Implementation of tested software and IT systems has been completed. The Company currently has service and maintenance contracts with all its critical software vendors, therefore, no additional costs were incurred by the Company for the upgrades needed to become compliant.

     In addition to our testing prior to Year 2000, all computer software programs and operating systems will be tested again on January 1, 2000 to determine that they are operating normally and that the software programs are accurately processing transactions that are date sensitive. If the computer hardware or software does not accurately perform its intended functions, the respective vendors will be contacted immediately and our management information systems group will work with the vendors to correct any problems. In the event that our computer systems are not operational due to specific problems encountered at our headquarters in Washington, DC, we have the option to transfer our operations to our disaster recovery site. In addition, all critical company data will be printed from the computer system prior to January 1, 2000 so that it will be available for use after that date as needed.

     The second area of focus is the Company's critical service providers. The Company continues to monitor all of its critical service providers as they work toward Year 2000 compliance. The Company is not aware of any critical service provider that will not be Year 2000 compliant. However, the Company cannot give any assurance that the service providers will be Year 2000 compliant and that no interruption of business will occur as a result of their noncompliance. We have communicated with each of our critical service providers to identify contacts and establish contingency plans in the event that they have a business disruption resulting from a Year 2000 problem.

     The Company has sent Year 2000 questionnaires to its portfolio companies to assess their awareness and to evaluate their Year 2000 readiness. Based on the responses to the Year 2000 questionnaires, the portfolio companies have represented that they expect to be Year 2000 compliant by December 31, 1999. The Company will continue to monitor the progress of its portfolio companies that are working toward Year 2000 compliance. During 1998, the Company began to evaluate each new portfolio company's Year 2000 compliance as part of the due diligence process. No assurance can be given that certain of the Company's portfolio companies will not suffer material adverse effects from Year 2000 issues, and if such adverse effects impact such companies' ability to repay their loans, the Company's operating results and financial condition could be affected.

     We will be closely monitoring the performance of each of our portfolio companies during the Year 2000 by reviewing their loan payment performance and financial statements. Borrowers will be contacted immediately in the event of non-payment or if their operating results indicate that they may not be able to make required principal and/or interest payments.

     The Company estimates its operating costs to reach Year 2000 compliance will be approximately $100,000, and these costs are included in the Company's 1999 budget. This includes time allocated to this task by Company personnel and costs incurred in the testing phase.

     While the Company believes that it is taking the necessary steps to be Year 2000 compliant, it is difficult to fully predict the impact on the Company of non-compliance in any of the above-mentioned areas. Significant non-compliance could result in a material adverse effect on the Company's financial conditions and results from operations. The Company believes that the worst case Year 2000 scenarios may include 1) incurring additional costs to maintain the Company's books and records and to service the Company's investment portfolio, 2) the inability of the Company to access or transfer cash needed to pay its bills or fund new investments, 3) an increase in delinquencies and/or losses due to Year 2000 problems with the Company's portfolio companies, or 4) disruption in the capital markets resulting in a lack of liquidity to the Company. The degree of impact resulting from any of these worst case scenarios cannot be determined at this time.

                               SENIOR SECURITIES

     Information about our senior securities is shown in the following tables as of the fiscal year ended December 31, unless otherwise noted. The "--" indicates information which the Commission expressly does not require to be disclosed for certain types of senior securities.

                              TOTAL AMOUNT
                               OUTSTANDING                  INVOLUNTARY
                              EXCLUSIVE OF       ASSET      LIQUIDATING      AVERAGE
                                TREASURY       COVERAGE     PREFERENCE     MARKET VALUE
       CLASS AND YEAR         SECURITIES(1)   PER UNIT(2)   PER UNIT(3)    PER UNIT(4)
       --------------         -------------   -----------   -----------   --------------
MASTER REPURCHASE AGREEMENT
AND MASTER LOAN AND SECURITY
AGREEMENT
1989........................  $          0      $    0          $--            N/A
1990........................             0           0           --            N/A
1991........................             0           0           --            N/A
1992........................             0           0           --            N/A
1993........................             0           0           --            N/A
1994........................    23,210,000       3,695           --            N/A
1995........................             0           0           --            N/A
1996........................    85,775,000       2,485           --            N/A
1997........................   225,821,000       2,215           --            N/A
1998........................     6,000,000       2,734           --            N/A
1999 (as of September 30)...    34,500,000       2,226           --            N/A

UNSECURED LONG-TERM NOTES
  PAYABLE
1989........................  $          0      $    0          $--            N/A
1990........................             0           0           --            N/A
1991........................             0           0           --            N/A
1992........................             0           0           --            N/A
1993........................             0           0           --            N/A
1994........................             0           0           --            N/A
1995........................             0           0           --            N/A
1996........................             0           0           --            N/A
1997........................             0           0           --            N/A
1998........................   180,000,000       2,734           --            N/A
1999 (as of September 30)...   317,000,000       2,226           --            N/A

SBA DEBENTURES(5)
1989........................  $ 25,350,000      $4,015          $--            N/A
1990........................    40,450,000       3,397           --            N/A
1991........................    49,800,000       3,834           --            N/A
1992........................    49,800,000       5,789           --            N/A
1993........................    49,800,000       6,013           --            N/A
1994........................    54,800,000       3,695           --            N/A
1995........................    61,300,000       2,868           --            N/A
1996........................    61,300,000       2,485           --            N/A
1997........................    54,300,000       2,215           --            N/A
1998........................    47,650,000       2,734           --            N/A
1999 (as of September 30)...    47,650,000       2,226           --            N/A

                              TOTAL AMOUNT
                               OUTSTANDING                  INVOLUNTARY
                              EXCLUSIVE OF       ASSET      LIQUIDATING      AVERAGE
                                TREASURY       COVERAGE     PREFERENCE     MARKET VALUE
       CLASS AND YEAR         SECURITIES(1)   PER UNIT(2)   PER UNIT(3)    PER UNIT(4)
       --------------         -------------   -----------   -----------   --------------
OVERSEAS PRIVATE INVESTMENT
CORPORATION LOAN
1989........................  $          0      $    0          $--            N/A
1990........................             0           0           --            N/A
1991........................             0           0           --            N/A
1992........................             0           0           --            N/A
1993........................             0           0           --            N/A
1994........................             0           0           --            N/A
1995........................             0           0           --            N/A
1996........................     8,700,000       2,485           --            N/A
1997........................     8,700,000       2,215           --            N/A
1998........................     5,700,000       2,734           --            N/A
1999 (as of September 30)...     5,700,000       2,226           --            N/A
REVOLVING LINES OF CREDIT
1989........................  $          0      $    0          $--            N/A
1990........................             0           0           --            N/A
1991........................             0           0           --            N/A
1992........................             0           0           --            N/A
1993........................             0           0           --            N/A
1994........................    32,226,000       3,695           --            N/A
1995........................    20,414,000       2,868           --            N/A
1996........................    45,099,000       2,485           --            N/A
1997........................    38,842,000       2,215           --            N/A
1998........................    95,000,000       2,734           --            N/A
1999 (as of September 30)...   133,000,000       2,226           --            N/A
SENIOR NOTE PAYABLE(6)
1989........................  $          0      $    0          $--            N/A
1990........................             0           0           --            N/A
1991........................             0           0           --            N/A
1992........................    20,000,000       5,789           --            N/A
1993........................    20,000,000       6,013           --            N/A
1994........................    20,000,000       3,695           --            N/A
1995........................    20,000,000       2,868           --            N/A
1996........................    20,000,000       2,485           --            N/A
1997........................    20,000,000       2,215           --            N/A
1998........................             0           0           --            N/A
1999 (as of September 30)...             0           0           --            N/A
BONDS PAYABLE
1989........................  $          0      $    0          $--            N/A
1990........................             0           0           --            N/A
1991........................             0           0           --            N/A
1992........................             0           0           --            N/A
1993........................             0           0           --            N/A
1994........................             0           0           --            N/A
1995........................    98,625,000       2,868           --            N/A
1996........................    54,123,000       2,485           --            N/A
1997........................             0           0           --            N/A
1998........................             0           0           --            N/A
1999 (as of September 30)...             0           0           --            N/A

                              TOTAL AMOUNT
                               OUTSTANDING                  INVOLUNTARY
                              EXCLUSIVE OF       ASSET      LIQUIDATING      AVERAGE
                                TREASURY       COVERAGE     PREFERENCE     MARKET VALUE
       CLASS AND YEAR         SECURITIES(1)   PER UNIT(2)   PER UNIT(3)    PER UNIT(4)
       --------------         -------------   -----------   -----------   --------------
REVERSE REPURCHASE AGREEMENTS(7)
1989........................  $ 29,386,000      $4,015          $--            N/A
1990........................    28,361,000       3,397           --            N/A
1991........................     2,761,000       3,834           --            N/A
1992........................             0           0           --            N/A
1993........................             0           0           --            N/A
1994........................             0           0           --            N/A
1995........................             0           0           --            N/A
1996........................             0           0           --            N/A
1997........................             0           0           --            N/A
1998........................             0           0           --            N/A
1999 (as of September 30)...             0           0           --            N/A
REDEEMABLE CUMULATIVE PREFERRED STOCK(5)
1989........................  $          0      $    0          $ 0            N/A
1990........................     1,000,000         308          100            N/A
1991........................     1,000,000         338          100            N/A
1992........................     1,000,000         526          100            N/A
1993........................     1,000,000         546          100            N/A
1994........................     1,000,000         351          100            N/A
1995........................     1,000,000         277          100            N/A
1996........................     1,000,000         242          100            N/A
1997........................     1,000,000         217          100            N/A
1998........................     1,000,000         267          100            N/A
1999 (as of September 30)...     1,000,000         223          100            N/A
NON-REDEEMABLE CUMULATIVE PREFERRED
  STOCK(5)
1989........................  $  6,000,000      $  362         $100            N/A
1990........................     6,000,000         308          100            N/A
1991........................     6,000,000         338          100            N/A
1992........................     6,000,000         526          100            N/A
1993........................     6,000,000         546          100            N/A
1994........................     6,000,000         351          100            N/A
1995........................     6,000,000         277          100            N/A
1996........................     6,000,000         242          100            N/A
1997........................     6,000,000         217          100            N/A
1998........................     6,000,000         267          100            N/A
1999 (as of September 30)...     6,000,000         223          100            N/A

-------------------------
    (1) Total amount of each class of senior securities outstanding at the end of the period presented.

    (2) The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the Company's consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit. The asset coverage ratio for a class of senior securities that is preferred stock is calculated as the Company's consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness, plus the involuntary liquidation preference of the preferred stock (see footnote 3). The Asset Coverage Per Unit for preferred stock is expressed in terms of dollar amounts per share.

    (3) The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

    (4) Not applicable, as senior securities are not registered for public trading.

    (5) Issued by the Company's SBIC subsidiary to the SBA. These categories of senior securities are not subject to the asset coverage requirements of the 1940 Act. See "Certain Government Regulations -- SBA Regulations."

    (6) The Company was the obligor on $15 million of the senior notes. The Company's SBIC subsidiaries were the obligors on the remaining $5 million, which is not subject to the asset coverage requirements of the 1940 Act.

    (7) U.S. government agency guaranteed loans sold under agreements to repurchase. The Company was advised by the Staff of the Commission that these reverse repurchase agreements were not considered a class of senior security representing indebtedness and thus were not subject to the asset coverage requirements of the 1940 Act.

                                    BUSINESS

     We provide capital to small and middle-market companies in a variety of different industries and in diverse geographic locations. We have been lending to growing businesses for over 40 years and have financed thousands of borrowers nationwide. Our lending and investment activity is focused in three areas:

     - Mezzanine finance

     - Commercial real estate finance, including the purchase of CMBS, and

     - Small business and commercial real estate loans originated for sale under our Allied Capital Express brand name.

     Our investment portfolio consists primarily of subordinated loans with equity features, commercial mortgage loans, commercial mortgage-backed securities, and small senior loans. At September 30, 1999, our investment portfolio totaled $1,103.7 million representing 639 borrower relationships in 40 states and the District of Columbia.

     The Company's investment objective is to achieve current income and capital gains. We currently do not have a policy with respect to "concentrating" (i.e., investing 25% or more of our total assets) in any industry or group of industries and currently our portfolio is not concentrated. We may or may not concentrate in any industry or group of industries in the future.

THE 1997 MERGER

     Allied Capital Corporation was formed through the merger, on December 31, 1997, of five affiliated public companies, the "predecessor companies", the oldest of which was founded in 1958. The merger provided numerous benefits and key competitive advantages:

     - INCREASED SIZE. We are now the largest BDC in the United States and are significantly larger than any of the predecessor companies that merged in terms of total assets, total equity capital and total market capitalization. A larger asset base allows us to make larger investments in growing companies while maintaining portfolio diversity. A larger market capitalization provides our stockholders with better liquidity, and has increased our visibility in the debt and equity capital markets. These improvements have provided the Company with a better foundation for growth.

     - IMPROVED MIX OF INCOME. We now have a portfolio that produces a higher level of recurring investment income since the five companies merged. In addition, as a single company, we have been able to expand our existing businesses and improve our asset and liability management.

     - EFFICIENCY. As one company, we now operate more efficiently. We have been able to eliminate redundant processes and expenses, including financial reporting, auditing, and corporate legal fees.

     - SINGLE ENTITY FOCUSED ON HIGH RETURN INVESTMENTS. We now have one business plan with a single investment goal of generating strong current income and long-term capital gains. We are able to allocate both capital and human resources more effectively to maximize our returns on shareholder equity.

     - INCREASED COMPETITIVENESS. Because of our increased size, focus, and efficiency, we have become a formidable competitor in the mezzanine finance marketplace. Our increased size has lowered our cost of capital and increased our pricing competitiveness. Our increased size has also enabled us to finance larger transactions while maintaining portfolio diversity. Our increased efficiency has enabled us to grow both our sales and investment professional headcount so that we can more aggressively compete in the marketplace.

     As a result of the merger, we have increased our annual loan originations and improved the credit quality of our portfolio. We also increased our access to capital, particularly our ability to borrow from lenders. During 1998 and 1999, we have increased our credit facilities and obtained unsecured debt financing at a lower cost with more favorable financing terms. In addition, we believe our larger market capitalization has increased our access to equity capital. Greater access to capital at a lower cost has enabled us to price our loans to borrowers more competitively.

MEZZANINE FINANCE

     We provide mezzanine debt and equity financing in private transactions for small and middle-market companies. Our mezzanine finance activities target a market niche between the senior debt financing provided by traditional lenders, such as banks and insurance companies, and the equity capital provided by private equity investors.

     Our mezzanine financing is generally used to fund growth, leveraged buyouts, note purchases, loan restructurings, acquisitions, recapitalizations, and bridge financings. We generally invest in private companies though, from time to time, we may invest in thinly traded public companies that lack access to public capital and whose securities are generally not marginable.

     We originate and purchase investments generally ranging in size from $5 million to $25 million. Our mezzanine investments are generally structured as a subordinated loan that carries a relatively high fixed interest rate (12% to 18%), with interest-only payments in the early years and payments of both principal and interest in the later years, with maturities of five to ten years. Our mezzanine investments may also include equity features, such as warrants or options to buy a minority interest in the portfolio company. At September 30, 1999, approximately 97% of the Company's mezzanine investments had fixed interest rates.

     We seek to generate a return on mezzanine assets ranging from 14% to 20%, including both interest income and capital gains from the sale of our equity interests. Historically, we had structured our mezzanine investments so that approximately one-half of the potential return was earned through current interest payments, and approximately one-half was earned in capital gains, which would arise from the sale of our equity interest in the portfolio company. Since early 1998, we have begun to structure many of our mezzanine investments with more emphasis on current interest, and less emphasis on the potential return from capital gains.

     Our equity investments, which include warrants, options, and common and preferred stock, generally do not produce a current return, but are held for potential investment appreciation and ultimate capital gains. Generally, our warrants expire five years after the related debt is repaid, and the exercise price is usually nominal. The warrants often include registration rights, which allow us to sell the securities if the portfolio company completes a public offering. In many cases, the warrants have a put option that requires that the borrower repurchase our equity position after a specified period of time at a formula price or at its fair market value.

     At September 30, 1999, our mezzanine portfolio had $476.0 million in mezzanine loans and debt securities, and $70.0 million in equity interests, which combined represented 47% of our total assets. The geographic and industry composition of the mezzanine portfolio at September 30, 1999 was as follows:

      GEOGRAPHIC REGION
      -----------------
Mid-Atlantic..................     26%
Midwest.......................     25%
Southeast.....................     20%
West..........................     13%
Northeast.....................     11%
International.................      5%
                                  ----
     Total....................    100%
                                  ====
           INDUSTRY
           --------
Business services.............     26%
Consumer products.............     20%
Telecommunications............     14%
Industrial products...........     14%
Broadcasting..................      6%
Education.....................      6%
Other.........................     14%
                                  ----
     Total....................    100%
                                  ====

     Private mezzanine investment partnerships are our primary competitors in the mezzanine finance business. We believe that we have certain structural and operational advantages when compared to many of these competitors. Our scale of operations, equity capital base, and successful track record as a mezzanine lender has enabled us to borrow long-term capital to leverage our equity and reduce our overall cost of capital. We use our lower cost of capital to price our loans competitively. In addition, the perpetual nature of our corporate structure enables us to be a better long-term partner for our borrowers than traditional mezzanine partnerships, which typically have a limited life. We also believe that high overhead, cumbersome regulatory structures and large size hinder many traditional lenders from lending effectively to our niche of small and middle-market businesses.

     We hold a portion of our mezzanine investments in a wholly owned subsidiary, Allied Investment Corporation. Allied Investment is a BDC and is licensed and regulated by the Small Business Administration to operate as a small business investment company ("SBIC"). See "Certain Government Regulations" below for further information about SBIC regulation.

COMMERCIAL REAL ESTATE FINANCE

     COMMERCIAL MORTGAGE LOANS. We have been a commercial real estate lender to small and middle-market companies for many years, and maintain a commercial mortgage loan portfolio. During 1998, we significantly reduced our middle-market commercial real estate lending activities, because we believed that the market was under-pricing commercial real estate loans, and that the returns on senior commercial real estate loans were below a level that would result in a fair return on equity for our shareholders. We, however, continue to see a strong demand for small commercial mortgage loans that can be attractively priced for sale to banks and other financial institutions. As a result of this market demand, we have combined small real estate lending with our SBA lending activity to form our Allied Capital Express product line, which is discussed below.

     We continue to seek unique opportunities for commercial mortgage loans for our portfolio when our return objectives can be achieved. These loans are generally priced at higher interest rates and include subordinated real estate loans. Subordinated loans are priced similarly to our mezzanine loans and may be accompanied by an equity interest in the real estate or in the underlying business.

     At September 30, 1999, 80% of the Company's portfolio of commercial mortgage loans carried a fixed interest rate, and 20% carried a floating rate tied to various indices. These loans may require payments of interest only, or they may require level payments of principal and interest calculated to amortize the principal on a 10- to 30-year basis with a balloon payment at maturity.

     We derive income from the (1) interest charged on the commercial mortgage loan portfolio and (2) amortization of original issue and purchased discounts. The weighted average stated interest rate on the commercial mortgage loan portfolio at September 30, 1999 was 9.6% and the weighted average yield was 9.8%. The effective yield on the mortgage loan portfolio is higher than the stated interest rate due to the amortization of original issue discount and purchased discount. At September 30, 1999, the weighted average loan-to-value for the commercial mortgage loan portfolio was 70.0%.

     The Company's commercial mortgage loan portfolio totaled approximately $185.5 million at September 30, 1999, or 16% of the Company's total assets. The geographic composition and the property types securing the commercial mortgage loan portfolio at September 30, 1999 were as follows:

      GEOGRAPHIC REGION
      -----------------
Mid-Atlantic..................     43%
Southeast.....................     27%
West..........................     19%
Midwest.......................      8%
Northeast.....................      3%
                                  ----
     Total....................    100%
                                  ====
        PROPERTY TYPE
        -------------
Hospitality...................     35%
Office........................     31%
Retail........................     13%
Recreation....................     11%
Other.........................     10%
                                  ----
     Total....................    100%
                                  ====

     We compete with banks, real estate conduits, equity and mortgage real estate investment trusts ("REITs") and other lenders for the commercial mortgage loans we originate for investment. We believe we have earned a reputation in the commercial real estate finance market as a specialist in credits that require more difficult structuring or underwriting techniques, and that we compete successfully in this niche.

     COMMERCIAL MORTGAGE-BACKED SECURITIES. The same pricing pressures that caused us to reduce our origination of commercial mortgage loans for middle-market companies in 1998 created significant liquidity problems for many other real estate lenders who had remained active lenders as pricing declined throughout 1998. Many of these lenders experienced severe valuation decreases in their portfolios and as a result defaulted on their secured credit facilities. This turmoil in the real estate capital markets during the fourth quarter of 1998 created a unique opportunity for our Company to acquire non-investment grade commercial mortgage-backed securities ("Purchased CMBS") at attractive yields. However, we will limit our Purchased CMBS purchasing activity in order to maintain a balanced portfolio.

     The Purchased CMBS in which we invest are non-investment grade, which means that nationally recognized statistical rating organizations rate them below the top four investment-grade rating categories (i.e., "AAA" through "BBB"), and are sometimes referred to as "junk bonds."

     Unlike most "junk bonds," which are typically unsecured debt instruments, the non-investment grade Purchased CMBS in which we invest are secured by mortgage loans with real estate collateral, and the loans securing the Purchased CMBS have an average loan-to-value of approximately 71.4% and a weighted average cost-to-value of 68.7% at September 30, 1999.

     Non-investment grade securities usually provide a higher yield than do investment-grade bonds, but with the higher return comes greater risk. Non-investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not ensured. They tend to react more to changes in interest rates than do higher-rated securities, have a higher risk of default, tend to be less liquid, and may be more difficult to value. We invest in non-investment grade CMBS represented by the "BB" to non-rated tranches of a CMBS issuance. Due to the underlying structure of the CMBS issuances that offer the non-investment grade securities, our CMBS tranches receive principal payments only after the securities that are senior to our securities are repaid. Thus, if losses are incurred in the underlying mortgage loan collateral pool, we would experience these losses.

     To mitigate this risk, we perform extensive due diligence prior to the acquisition of the Purchased CMBS. When we evaluate a CMBS purchase, we use the same underwriting procedures and criteria for the pooled loans as we do for the loans we originate and purchase. These underwriting procedures and criteria are described in detail below. In addition, we believe that the underlying real estate collateral for our Purchased CMBS adequately secures our position. At September 30, 1999, the weighted average loan-to-value ratio for the loans securing our Purchased CMBS portfolio was 71.4% and a weighted average cost-to-value of 68.7%.

     At September 30, 1999, the Company had $213.4 million in Purchased CMBS, which represented 18.3% of the Company's total assets. The Purchased CMBS portfolio had a weighted average yield to maturity of 14.2%. These securities were all acquired at significant discounts from face. The face amount of these securities at September 30, 1999 was $434.5 million.

     In addition to our Purchased CMBS portfolio, we maintain in our CMBS portfolio a residual interest resulting primarily from our January 1998 $295 million commercial real estate loan securitization ("the Residual CMBS"). We continue to service all of the loans in the pool. This transaction provided liquidity from our investment portfolio, and allowed us to reinvest the cash proceeds from the commercial real estate loan securitization into higher yielding mezzanine and SBA 7(a) loans. We do not anticipate significant future commercial mortgage loan securitization activity; we intend to gain liquidity from our lower yielding commercial mortgage loans primarily through whole loan sales. At September 30, 1999, the Company had $82.8 million in Residual CMBS, which represented 7.1% of the Company's total assets. The Residual CMBS had a weighted average yield to maturity of 9.7%.

     The geographic composition and the property types securing the total CMBS portfolio at September 30, 1999 were as follows:

      GEOGRAPHIC REGION
      -----------------
West..........................     29%
Mid-Atlantic..................     23%
Midwest.......................     22%
Southeast.....................     21%
Northeast.....................      5%
                                  ----
     Total....................    100%
                                  ====
        PROPERTY TYPE
        -------------
Retail........................     33%
Housing.......................     30%
Office........................     20%
Hospitality...................      8%
Industrial....................      8%
Other.........................      1%
                                  ----
     Total....................    100%
                                  ====

ALLIED CAPITAL EXPRESS

     We originate small business and commercial real estate loans, primarily for sale, under our brand name of Allied Capital Express. The loans we originate in this program are generally for financings of up to $3 million in size and the loans are sold to banks and other financial institutions. The loans we sell are sold for premiums ranging from 5% to 10% of the loan amount sold. We also may sell these loans for a retained servicing spread that can range from 1% to 5% of the outstanding loan balance for the period that the loan remains outstanding. We began using a separate brand name for these smaller loans in the second quarter of 1999, to distinguish this program from our core mezzanine finance activity and avoid confusion in the market place.

     Many of the loans originated under the Allied Capital Express brand name are through our participation in the SBA's 7(a) Guaranteed Loan Program. One of our subsidiaries is a Small Business Lending Company ("SBLC") and is one of only fourteen non-bank SBLCs operating in the United States. Under the SBA 7(a) program, we extend senior secured loans that are partially guaranteed by the SBA. Our SBA 7(a) loans are provided to small businesses for the purposes of acquiring real estate, purchasing machinery or equipment, or providing working capital. The loans are secured by a mortgage or other liens on the assets of the borrower, and in all cases the owners of the business must personally guarantee the repayment of the loan. We focus our SBA 7(a) loan origination activity on loans secured by commercial real estate assets.

     Our 7(a) loans typically range in size from $250,000 to $1 million. The SBA guarantees 80% of any qualified loan up to $100,000 regardless of maturity, and 75% of any qualified loan over $100,000 regardless of maturity, to a maximum guarantee of $750,000 for any one borrower. SBA regulations define qualified small businesses generally as businesses with (1) no more than $5 million in annual sales or (2) no more than 500 employees. The SBA stipulates that loans used to acquire real estate may have a maximum maturity of 25 years; loans used to purchase machinery and equipment may have a maximum maturity of 15 years; loans used for working capital may have a maximum maturity of seven years.

     We generally price our 7(a) loans with variable interest rates typically ranging from 1.75% to 2.75% over the prime rate, adjusted monthly. Approximately 98% of the Company's SBA 7(a) loan portfolio had variable interest rates as of September 30, 1999. Generally loans are payable in equal monthly installments of principal and interest on the first day of the month following the month in which the loan is funded, until maturity. Our post-Merger capital structure has allowed us to lower our pricing on SBA 7(a) loans. As a result, we believe we now compete more effectively in the marketplace, and we have increased our deal flow.

     We routinely sell the guaranteed portion of our SBA 7(a) loans in the well-established secondary market of banks and other institutional buyers. We earn a premium on the sale of the guaranteed portion of our SBA 7(a) loans. Typically our premiums on guaranteed SBA 7(a) loan sales, net of origination costs, range from 4% to 7.5% of the face amount of each loan sold. This premium income enhances the return on our 25% retained investment in the loan, and our retained portion is not subordinate to the guaranteed portion sold. We also may sell these loans for a retained servicing spread that generally ranges from 1% to 5% of the loan balance for the period that the loan remains outstanding. We continue to service 100% of each loan we originate.

     Our SBA 7(a) loan portfolio totaled $68.9 million at September 30, 1999, or 6% of our total assets. The SBA 7(a) portfolio includes loans to, among others, hotels and motels, automotive shops and gas stations, restaurants, manufacturers, broadcasting and communications companies, service providers, retail shops, and other small businesses. The following tables show our 7(a) loan portfolio by geographic region and industry at September 30, 1999:

      GEOGRAPHIC REGION
      -----------------
Midwest.......................   35%
Mid-Atlantic..................   35%
Southeast.....................   15%
West..........................   10%
Northeast.....................    5%
                                ----
     Total....................  100%
                                ====

           INDUSTRY
           --------
Retail........................   40%
Hospitality...................   29%
Consumer products.............   12%
Consumer services.............    5%
Business services.............    4%
Broadcasting..................    3%
Other.........................    7%
                                ----
     Total....................  100%
                                ====

     In addition to SBA 7(a) loans, we originate small commercial real estate loans for sale to banks and other institutional buyers. These loans are often originated in conjunction with SBA 7(a) loans. The small commercial real estate loans generally are priced and structured such that we can receive premiums for the sale of these loans to banks and other financial institutions. Our range of net premiums on these loan sales is generally between 4% to 7% of the loan balance sold.

     We believe that there is significant opportunity to originate these small business and commercial real estate loans. The SBA 7(a) program is estimated to provide over $10.5 billion to small businesses on an annual basis. Recently, there has been significant merger and consolidation activity among the major non-bank SBA lenders, and this consolidation has created a market opportunity to expand our Allied Capital Express program. We are currently recruiting additional business development professionals in several markets. Since the first of the year, we have added new business development professionals in Atlanta, Philadelphia, Chicago, Washington, DC and Greenville, SC. We have also increased our loan underwriting and loan closing staffs. We have made significant progress in automating our loan origination process and are actively pursuing an Internet strategy to increase our marketing and business development activities.

INVESTMENT ADVISORY SERVICES

     We are a registered investment adviser, pursuant to the Investment Advisers Act of 1940, and have certain investment advisory agreements to manage private investment funds. The revenue generated from these agreements is not material to the Company's operations. See "Management's Discussion and Analysis -- Results of Operations."

LOAN SOURCING

     Over the last 18 months, we significantly increased the scope of our sales and marketing activity by opening regional offices in Chicago, San Francisco and New York. We have also opened Allied Capital Express offices in Detroit, Atlanta, Philadelphia, Chicago and Greenville, SC. We have a full-time sales and marketing staff dedicated to identifying and pursuing mezzanine investments, commercial mortgage loans, and

SBA 7(a) loans. To source new investment opportunities, we work with thousands of intermediaries including:

     - regional and boutique investment banks;

     - private mezzanine and equity investors;

     - business and mortgage brokers;

     - national retail financial services companies; and

     - banks, law firms and accountants.

     We believe that our experience and reputation provide a competitive advantage in originating new investment opportunities. We have established an extensive network of investment referral relationships over our 40-year history. We are recognized as a pioneer in the mezzanine finance industry, and have developed a reputation in the commercial real estate finance market for our ability to finance complex transactions.

ASSET APPROVAL AND UNDERWRITING PROCESS

     In assessing new investment opportunities, we maintain rigorous credit standards based on our underwriting guidelines, a thorough due diligence process, and a credit approval process requiring committee review, all of which are described below. The combination of conservative underwriting standards and our credit-oriented culture has resulted in a record of minimal realized losses.

     The following table highlights general underwriting criteria for each product type. We use these criteria as general guidelines only, and the characteristics of individual investments may vary significantly depending upon each unique investment opportunity.

                          MEZZANINE              REAL ESTATE/SBA 7(a) LENDING
               -------------------------------  -------------------------------
INDUSTRY OR    Consumer and industrial          Office buildings, full service
PROPERTY       products, business services      hotels, manufacturing
TYPE           (outsourcing), broadcasting,     facilities, warehouses, retail
               telecommunications, education,   facilities, convenience stores,
               and other industries that have   gas stations, and other
               low vulnerability to changes in  properties requiring
               economic cycles                  specialized underwriting
                                                expertise

INVESTMENT     Stable, growing companies,       Amortization, collateral
CRITERIA       strong cash flow, high returns   coverage, cash flow coverage
               on invested capital,
               later-stage, strong management

LOAN SIZE      $5 million to $25 million        $0.2 million to $25 million

TERM           5 to 10 years                    1 to 30 years

COLLATERAL     Second lien on assets, if        First lien on real estate or
               available                        equipment, second lien on real
                                                estate, personal guarantees

LOAN UNDERWRITING PROCEDURES AND CRITERIA

     MEZZANINE FINANCING. We generally require that the companies in which we invest demonstrate strong market position, sales growth, positive cash flow, and profitability. We emphasize the quality of management, and seek experienced entrepreneurs with a management track record and relevant industry experience. We generally seek companies with annual revenues of $20 million to $200 million, cash flow margins of greater than 10% of revenues, operating histories of at least ten years, and seasoned management teams who have significant personal investments at risk in the business. In addition, the business must generate a high return on its invested capital, and must demonstrate a low level of vulnerability to changes in economic cycles.

     In a typical mezzanine financing, we thoroughly review, analyze and substantiate, through due diligence, the business plan and operations of the potential portfolio company. We perform financial due diligence, often with assistance of an accounting firm; perform operational due diligence often with the assistance of an industry specialist consultant; study the industry and competitive landscape; and conduct numerous reference checks with employees, both current and former, customers, suppliers and competitors. The typical mezzanine financing requires two to three months of diligence and structuring before funding occurs.

     PURCHASED CMBS. We receive extensive packages of information regarding the mortgage loans comprising a CMBS pool. We work with the issuer, the investment bank, and the rating agencies in performing our diligence on a CMBS purchase. The typical CMBS purchase takes between two to three months to complete because of the breadth and depth of our diligence procedures.

     We perform a detailed review of all of the underlying commercial mortgage loans securing the CMBS. We recompute the estimate of underwriteable cash flow and challenge necessary carve-outs, such as replacement reserves. We study the trends of the industry and geographic location of each property, and assess our own estimate of the anticipated cash flow over the period of the loan. Our loan officers physically inspect most of the collateral properties, and assess appraised values based on our own opinion of comparable market values.

     We formulate our bid to achieve an effective yield on our investment over a ten-year period to approximate 13.5% to 15%. In computing estimated yield, we assume a 1% loss rate on the entire underlying mortgage pool. We look for an overall weighted average debt service coverage of 1.25 to 1.4, and a loan-to-value ratio of approximately 70%.

     COMMERCIAL REAL ESTATE FINANCE. When we evaluate commercial mortgage loans, we generally receive an initial package of information that typically includes underwriting information that was developed by the borrower. Typical underwriting information that is required from potential borrowers in order to conduct appropriate due diligence includes: financial statements of the borrower, appraisals, rent rolls and lease information, environmental reports, structural and engineering reports, and any other information deemed appropriate under the circumstances.

     Our underwriting process includes assessing the borrower's estimated earnings and current cash flow coverage, the creditworthiness of the borrower, the net worth and financial strength of the borrower, the estimated current liquidation value of the related mortgaged property and any other collateral. We also study trends in the borrower's industry and in real estate values in the borrower's geographic region. Our loan officers inspect the property during the due diligence process, and value the property using internally developed valuation analyses.

     SBA 7(a) LENDING. SBA 7(a) loans made to qualifying small businesses are generally secured by a mortgage and other liens on the assets of the borrower and, frequently, by the assets of principals. The entrepreneur must personally guarantee the payment of interest and principal on the loans. The SBA has established certain financial ratios and guidelines that generally govern SBA 7(a) loans. Factors to be considered include the debt service coverage ratio, value of the collateral, and the net worth of the borrower. We generally follow the same underwriting procedures and criteria for SBA 7(a) loans as we do for our commercial real estate loans.

CREDIT APPROVAL PROCESS

     All credit approval is obtained through a committee review process centralized at our headquarters in Washington, DC. For mezzanine and CMBS transactions, all of our lending disciplines are represented on the investment committee, which is comprised of our most senior lenders. For Allied Capital Express transactions, a committee comprised of small business and real estate lenders meet to approve all loans.

     No one individual has the ability to approve a credit. The asset approval process not only benefits from the experience of the committee members, but also from the experience of our other investment professionals who together with the committee members, on average, have over 14 years of professional experience. This experienced staff of investment professionals underwrites each new loan and subjects each potential investment to a rigorous due diligence process, as is described above.

     In certain instances where risk/return characteristics warrant and for every transaction larger than $10 million, we require approval from the executive committee of the board of directors in addition to the investment committee. Even after all such approvals are received, due diligence must be successfully completed with final committee approval before funds are disbursed to a new borrower.

PORTFOLIO MANAGEMENT

     LOAN SERVICING: Our staff is responsible for routine loan servicing, which includes:

     - payment processing;

     - borrower inquiries;

     - escrow analysis and processing;

     - third-party reporting; and

     - insurance and tax administration.

     In addition, our staff is responsible for special servicing activities including delinquency monitoring and collection, workout administration and management of foreclosed assets.

     PORTFOLIO MONITORING AND VALUATION: We use a grading system in order to help us monitor our portfolio. The grading system assigns grades to investments from 1 to 5 as follows:

GRADE                           DESCRIPTION
-----                           -----------
 1      Probable capital gain
 2      Performing security
 3      Close monitoring -- no loss of principal or interest
        expected
 4      Workout -- some loss of interest expected
 5      Workout -- some loss of principal expected. Security is
        valued at net realized value.

     At September 30, 1999 Grade 1 investments totaled $114.8 million, or 10% of the total portfolio at value; Grade 2 investments totaled $916.0 million, or 83% of the total portfolio; Grade 3 investments totaled $35.4 million, or 3% of the total portfolio; Grade 4 investments totaled $19.4 million, or 2% of the total portfolio; and Grade 5 investments totaled $18.1 million or 2% of the total portfolio.

     As a BDC, the board of directors is required to value the portfolio on a quarterly basis. In valuing each individual investment, we consider the financial performance of each borrower, loan payment histories, indications of potential equity realization events and current collateral values, and determine whether the value of the asset should be increased through unrealized appreciation or decreased through unrealized depreciation. After each investment professional has made his or her determination of value, members of senior management review the valuations. These valuations are then presented to the board of directors for their review and approval.

     As a general rule, we do not value our loans above cost, but loans are subject to depreciation events when the asset is considered impaired. Also as a general rule, equity securities may be assigned appreciation if circumstances warrant. With respect to private equity securities, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investment as well as our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event is used to corroborate our private equity valuation. Equity securities in public companies that carry certain restrictions on sale are generally valued at a discount from the public market value of the securities. Restricted and unrestricted publicly traded stocks may also be valued at discounts, due to the size of our investment or market liquidity concerns.

     DELINQUENCIES. We monitor loan delinquencies weekly. The following outlines the treatment of each delinquency category:

30 DAYS PAST DUE.............   Our loan servicing staff monitors loans and
                                contacts borrowers for collection.

60 DAYS PAST DUE.............   We generally transfer loans to investment
                                professionals responsible for special servicing activity for monitoring, collection, and development of a workout plan, if necessary.

90 DAYS PAST DUE.............   Our accounting department reviews loans in
                                conjunction with the investment professional responsible for special servicing to determine whether the loan should be placed on a non-accrual status or whether a valuation adjustment is required.

120 DAYS PAST DUE............   Generally, we place such loans on non-accrual
                                status and the loan is an active workout.

     At September 30, 1999, $28.6 million, or 2.6% of the Company's portfolio at value was 120 days or more past due. Included in this category are loans valued at $18.7 million that are secured by real estate.

     LOAN LOSSES. We have a history of low levels of loan losses, and have a demonstrated track record of successfully resolving troubled credit situations with minimal loss. The following table shows realized losses in the Company's portfolio over the last five years:

                            NINE MONTHS
                        ENDED SEPTEMBER 30,                  YEAR ENDED DECEMBER 31,
                       ---------------------   ----------------------------------------------------
                          1999        1998       1998       1997       1996       1995       1994
                       ----------   --------   --------   --------   --------   --------   --------
                                                                  (IN THOUSANDS)
Realized Losses......  $    5,158   $    818   $  3,216   $  5,100   $ 11,262   $  4,679   $  2,908
    Total Assets.....   1,169,531    815,477    856,079    807,775    713,360    605,434    501,817
Realized Losses/Total
  Assets.............         0.4%       0.1%       0.4%       0.6%       1.6%       0.8%       0.6%

EMPLOYEES

     At September 30, 1999, we employed 124 individuals including investment professionals, operations professionals and administrative staff. The majority of these individuals are located in the Washington, DC office. We believe that our relations with employees are excellent.

LEGAL PROCEEDINGS

     We are a party to certain lawsuits in the normal course of our business. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

                              PORTFOLIO COMPANIES

     The following is a listing of our portfolio companies in which we had an equity investment at September 30, 1999. We make available significant managerial assistance to our portfolio companies. Other than loans to the portfolio company, our only relationship with each portfolio company is our investment. For information relating to the amount and general terms of our loans to portfolio companies, see the Consolidated Statement of Investments and Notes thereto at September 30, 1999 at pages F-5 to F-10.

                                                                                          PERCENTAGE
         NAME AND ADDRESS                NATURE OF ITS          TITLE OF SECURITIES        OF CLASS
       OF PORTFOLIO COMPANY           PRINCIPAL BUSINESS        HELD BY THE COMPANY         HELD(1)
       --------------------           ------------------        -------------------      -------------
Acme Paging, L.P. ................  Paging Services           Partnership Interests           1.8%
  1336 Basswood, Suite F
  Schaumburg, IL 60173
Allied Office Products............  Office Product            Warrants to Purchase            2.1%
  75 Route 17 South                 Retailer                  Common Stock
  Hasbrouck Heights, NJ 07604
American Barbecue & Grill,
  Inc. ...........................  Restaurant Chain          Warrants to Purchase           17.3%
  7300 W. 110th Street, Suite 570                             Common Stock
  Overland Park, KS 66210
ASW Holding Corporation...........  Steel Wool Manufacturer   Warrants to Purchase            5.0%
  2825 W. 31st Street                                         Common Stock
  Chicago, IL 60623
Aurora Communications, LLC........  Radio Station             Redeemable Preferred            3.3%
  3 Stamford Landing, Suite 210                               Stock
  46 Southfield Avenue
  Stamford, CT 06902
Avborne, Inc. ....................  Aviation Services         Warrants to Purchase            2.5%
  c/o Trivest, Inc.                 Company                   Common Stock
  2665 S. Bayshore Dr., Suite 800
  Miami, FL 33133-5462
CampGroup, LLC....................  Recreational Camp         Warrants to Purchase            2.6%
  4 New King Street                 Operator                  Common Stock
  White Plains, NY 10604
Candlewood Hotel Company..........  Extended Stay             Series A Convertible            5.3%
  9342 East Central                 Facilities                Preferred Stock
  Wichita, KS 67206
Celebrities, Inc. ................  Radio Stations            Warrants to Purchase           25.0%
  408-412 W. Oakland Park                                     Common Stock
    Boulevard
  Ft. Lauderdale, FL 33311-1712
Cherry Tree Toys, Inc. ...........  Direct Marketer of        Common Stock                   19.8%
  7601 France Avenue South, #225    Woodcrafts
  Edina, MN 55435
Convenience Corporation of
  America.........................  Convenience Store Chain   Series A Preferred Stock       10.0%
  711 N. 108th Court                                          Warrants to Purchase            4.5%
  Omaha, NE 68154                                             Common Stock
Cooper Natural Resources, Inc. ...  Sodium Sulfate Producer   Warrants to Purchase           25.3%
  P.O. Box 1477                                               Common Stock
  Seagraves, TX 79360
Cosmetic Manufacturing............  Cosmetic Manufacturer     Options to Purchase            17.5%
  Resources, LLC                                              Shares
  11312 Penrose Street
  Sun Valley, CA 91352
Csabai Canning Factory Rt. .......  Food Processing           Hungarian Quotas                9.2%
  5600 Bekescasba
  Bekis: vt 52-54 Hungary
DEH Printed Circuits, Inc. .......  Circuit Board             Warrants to Purchase           12.5%
  840 Church Road                   Manufacturer              Common Stock
  Elgin, IL 60123
DeVlieg-Bullard, Inc. ............  Tool Manufacturer         Warrants to Purchase            1.7%
  One Gorham Island                                           Common Stock
  Westport, CT 06680

                                                                                          PERCENTAGE
         NAME AND ADDRESS                NATURE OF ITS          TITLE OF SECURITIES        OF CLASS
       OF PORTFOLIO COMPANY           PRINCIPAL BUSINESS        HELD BY THE COMPANY         HELD(1)
       --------------------           ------------------        -------------------      -------------
Directory Investment
Corporation.......................  Telephone Directories     Common Stock                   50.0%
  1919 Pennsylvania Avenue, N.W.
  Washington, DC 20006
Directory Lending Corporation.....  Telephone Directories     Common Stock                   50.0%
  1919 Pennsylvania Avenue, N.W.
  Washington, DC 20006
Drilltec Patents & Technologies
  Company, Inc....................  Drill Pipe Packager       Warrants to Purchase             15%
  10875 Kempwood Drive, Suite 2                               Common Stock
  Houston, TX 77043
EDM Consulting, LLC...............  Environmental             Common Stock                   25.0%
  14 Macopin Avenue                 Consulting
  Montclair, NJ 07043
Esquire Communications Ltd. ......  Court Reporting           Warrants to Purchase            3.0%
  216 E. 45th Street, 8th floor     Services                  Common Stock
  New York, NY 10017
ExTerra Credit Recovery, Inc. ....  Consumer Finance          Preferred Stock                 0.9%
  35 Lennon Lane, Suite 200                                   Common Stock                    0.7%
  Walnut Creek, CA 94598                                      Warrants to Purchase            0.7%
                                                              Common Stock
Executive Greetings, Inc. ........  Personalized Business     Warrants to Purchase            1.5%
  120 Industrial Park Access Road   Products                  Common Stock
  New Hartford, CT 06057
Fairchild Industrial Products
  Company.........................  Industrial Controls       Warrants to Purchase           21.5%
  3920 Westpoint Boulevard          Manufacturer              Common Stock
  Winston-Salem, NC 27013
FTI Consulting, Inc. .............  Litigation Support        Warrants to Purchase            5.0%
  2021 Research Drive               Services                  Common Stock
  Annapolis, MD 21401
Galaxy American Communications,
  LLC.............................  Cable Television          Warrants to Purchase            6.0%
  1220 N. Main Street               Operator                  Common Stock
  Sikeston, MO 63801
Genesis Worldwide, Inc. ..........  Manufacturers of          Common Stock                    1.1%
  2600 Kettering Tower              Metal Working
  P.O. Box 668                      Machinery
  Dayton, OH 45423
Gibson Guitar Corporation ........  Guitar Manufacturer       Warrants to Purchase            3.0%
  1818 Elm Hill Pike                                          Common Stock
  Nashville, TN 37210
Ginsey Industries, Inc. ..........  Toilet Seat               Convertible Debentures          7.0%
  281 Benigno Boulevard             Manufacturer              Warrants to Purchase           16.0%
  Bellmawr, NJ 08031                                          Common Stock
Global Communications I, LLC......  Communications and        Preferred Stock                  60%
  201 East 69th Street              Media Businesses
  New York, NY 10021
Golden Eagle/Satellite
  Archery, LLC....................  Sporting Equipment        Convertible Debentures         26.9%
  1733 Gunn Highway                 Manufacturer
  Odessa, FL 33556
Grant Broadcasting System II......  Television Stations       Warrants to Purchase           40.0%
  919 Middle River Drive,                                     Common Stock
  Suite 409                                                   Warrants to Purchase           40.0%
  Ft. Lauderdale, FL 33304                                    Common Stock in
                                                              Affiliate Company

                                                                                          PERCENTAGE
         NAME AND ADDRESS                NATURE OF ITS          TITLE OF SECURITIES        OF CLASS
       OF PORTFOLIO COMPANY           PRINCIPAL BUSINESS        HELD BY THE COMPANY         HELD(1)
       --------------------           ------------------        -------------------      -------------
Grant Television, Inc. ...........  Television Stations       Warrants to Purchase           20.0%
(See Grant Broadcasting System II)                            Common Stock
Hotelevision, Inc. ...............  Hotel Cable-TV            Preferred Stock                14.2%
  599 Lexington Avenue              Network
  Suite 2300
  New York, NY 10022
Jack Henry & Associates, Inc. ....  Commercial Banking        Common Stock                    0.5%
  663 Highway 60                    Software Development
  P.O. Box 807
  Monett, MO 65708
JRI Industries, Inc. .............  Machinery Manufacturer    Warrants to Purchase            7.5%
  2958 East Division                                          Common Stock
  Springfield, MO 65803
Julius Koch USA, Inc. ............  Cord Manufacturer         Warrants to Purchase           45.0%
  387 Church Street                                           Common Stock
  New Bedford, MA 02745
Kirker Enterprises, Inc. .........  Nail Enamel               Warrants to Purchase           22.5%
  55 East 6th Street                Manufacturer              Common Stock
  Paterson, NJ 07524                                          Equity Interest in              5.0%
                                                              Affiliate Company
Kirkland's, Inc. .................  Home Furnishing           Warrants to Purchase            5.0%
  P.O. Box 7222                     Retailer                  Common Stock
  Jackson, TN 38308-7222
Kyrus Corporation.................  Value-Added Reseller,     Warrants to Purchase            8.0%
  25 Westridge Market Place         Computer Systems          Common Stock
  Chandler, NC 28715
Liberty-Pittsburgh Systems,
  Inc. ...........................  Business Forms Printing   Common Stock                   20.0%
  265 Executive Drive
  Plainview, NY 11803
Love Funding Corporation..........  Mortgage Services         Series D Preferred Stock       26.0%
  1220 19th Street, NW, Suite 801
  Washington, DC 20036
Master Plan, Inc. ................  Healthcare Outsourcing    Common Stock                   15.6%
  21540 Plummer Street
  Chatsworth, CA 91311
Med Assets.com, Inc. .............  Healthcare Outsourcing    Series B Convertible            8.5%
  21540 Plummer Street                                        Preferred Stock
  Chatsworth, CA 91311                                        Warrants to Purchase            5.3%
                                                              Preferred Stock
Midview Associates, L.P. .........  Residential Land          Options to purchase            35.0%
  2 Eaton Street, Suite 1101        Development               partnership interests
  Hampton, VA 23669
Monitoring Solutions, Inc. .......  Air Emissions             Common Stock                   25.0%
  4303 South High School Road       Monitoring                Warrants to Purchase           40.0%
  Indianapolis, IN 46241                                      Common Stock
Morton Industrial Group...........  Friction Materials        Common Stock                    0.2%
  5305 Oakbrook Parkway             Manufacturer
  Norcross, GA 30093
MVL Group.........................  Market Research           Warrants to Purchase            8.0%
  1061 E. Indiantown Road           Service                   Common Stock
  Suite 300
  Jupiter, FL 33477
NET-Tel Communications, Inc. .....  Integrated                Series B Convertible            2.5%
  1023 31st Street, N.W.            Communications            Preferred Stock
  Washington, DC 20007              Provider                  Warrants to Purchase            1.8%
                                                              Common Stock

                                                                                          PERCENTAGE
         NAME AND ADDRESS                NATURE OF ITS          TITLE OF SECURITIES        OF CLASS
       OF PORTFOLIO COMPANY           PRINCIPAL BUSINESS        HELD BY THE COMPANY         HELD(1)
       --------------------           ------------------        -------------------      -------------
Nobel Learning Communities,
Inc. .............................  Educational Services      Series D Convertible            100%
  1400 N. Providence Road,                                    Preferred Stock
  Suite 3055                                                  Warrants to Purchase           13.1%
  Media, PA 19063                                             Common Stock
Nursefinders, Inc. ...............  Home Healthcare           Warrants to Purchase            3.5%
  1200 Copeland Road, Suite 200     Providers                 Common Stock
  Arlington, TX 76011
Opinion Research Corporation......  Corporate Marketing       Warrants to Purchase            8.0%
  P.O. Box 183                      Research Firm             Common Stock
  Princeton, NJ 08542
Panera Bread Company .............  Restaurant Chain          Warrants to Purchase            1.8%
  19 Fid Kennedy Avenue                                       Common Stock
  Boston, MA 02210
Pico Products, Inc. ..............  Satellite/Television      Common Stock                    5.0%
  12500 Foothill Boulevard          Component                 Warrants to Purchase           15.0%
  Lakeview Terr., CA 91342          Manufacturer              Common Stock
Polaris Pool Systems, Inc. .......  Pool Cleaner              Warrants to Purchase            2.3%
  P.O. Box 1149                     Manufacturer              Common Stock
  San Marcos, CA 92079-1149
Progressive International
  Corporation ....................  Retail Kitchenware        Common Stock                    0.0%
  6111 S. 228th Street                                        Redeemable Preferred            6.2%
  P.O. Box 97045                                              Stock
  Kent, WA 98064                                              Warrants to Purchase            8.0%
                                                              Common Stock
Quality Software Products
  Holdings, PLC...................  Accounting Software       Common Stock                    0.1%
  Talipot House 5th Avenue          Developer
  Gateshead Tyne & Wear, NE110XA
  UNITED KINGDOM
Schwinn/GT........................  Bicycle Manufacturer/     Warrants to Purchase            0.7%
  1690 38th Street                  Distributor               Common Stock
  Boulder, CO 80301
Seasonal Expressions, Inc.........  Decorative Ribbon         Series A Preferred Stock      100.0%
  230 5th Avenue, Suite 1007        Manufacturer
  New York, NY 10001
Soff-Cut Holdings, Inc............  Concrete Sawing           Common Stock                    2.7%
  1112 Olympic Drive                Equipment Manufacturer    Series A Preferred Stock        4.0%
  Corona, CA 91719                                            Warrants to Purchase            6.7%
                                                              Common Stock
Southwest PCS, LP.................  Wireless Telephone        Options to Purchase             6.0%
  5 North McCormick                 Carrier                   Common Stock
  Oklahoma City, OK 73127
Spa Lending Corporation...........  Health Spas               Series A Preferred Stock      100.0%
  1919 Pennsylvania Avenue, N.W.                              Series B Preferred Stock       68.4%
  Washington, DC 20006                                        Series C Preferred Stock       46.3%
                                                              Common Stock                   62.1%
Sydran Food Services II, LP.......  Operator of Fast          Options to Purchase             2.5%
  Bishop Ranch 8                    Food Restaurants          Common Stock
  3000 Executive Parkway
  Ste. 515
  San Ramon, CA 94583-4254
Teknekron Infoswitch
  Corporation.....................  Telecommunications        Warrants to Purchase            5.5%
  4425 Cambridge Road               Software Provider         Common Stock
  Fort Worth, TX 76155-2692

                                                                                          PERCENTAGE
         NAME AND ADDRESS                NATURE OF ITS          TITLE OF SECURITIES        OF CLASS
       OF PORTFOLIO COMPANY           PRINCIPAL BUSINESS        HELD BY THE COMPANY         HELD(1)
       --------------------           ------------------        -------------------      -------------
Total Foam, Inc. .................  Packaging Systems         Common Stock                   49.0%
  P.O. Box 688
  Ridgefield, CT 06877
Tubbs Snowshoe Company, LLC. .....  Snowshoe Manufacturer     Warrants to Purchase            8.4%
  52 River Road                                               Common Units
  Stowe, VT 05672                                             Common Units of                 6.4%
                                                              Affiliate Company
United Pet Group, Inc. ...........  Manufacturer of Pet       Warrants to Purchase             .8%
  125 High Street                   Supply Products           Common Stock
  Boston, MA 02110
Unitel, Inc. .....................  Operator of Call          Warrants to Purchase            8.0%
  8300 Greensboro Drive, 6th Floor  Service                   Common Stock
  McLean, VA 22102                  Centers
Vianova Resins GmbH...............  Specialty Chemical        Warrants to Purchase            0.2%
  Rheingaustrasse 190               Producer                  Common Stock
  D-65203 Weisbaden GERMANY
Williams Brothers Lumber
  Company.........................  Builders' Supplies        Warrants to Purchase           14.1%
  3165 Pleasant Hill Road                                     Common Stock
  Duluth, GA 30136
Wyo-Tech Acquisition
  Corporation.....................  Vocational School         Common Stock                     99%
  4373 N. 3rd Street                                          Preferred Stock                 100%
  Laramie, WY 82072

---------------
(1) Percentages shown for warrants and options held represent the percentage of class of security we may own, on a fully diluted basis, assuming we exercise our warrants or options.

                          DETERMINATION OF NET ASSET VALUE

     We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and preferred stock divided by the total number of common shares outstanding.

     Portfolio assets are carried at fair value as determined by the board of directors under our valuation policy. As a general rule, we do not value the Company's loans above cost, but loans are subject to depreciation events when the asset is considered impaired. Also as a general rule, equity securities may be assigned appreciation if circumstances warrant. With respect to private equity securities, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investment as well as our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event is used to corroborate our private equity valuation. Equity securities in public companies that carry certain restrictions on sale are generally valued at a discount from the public market value of the securities. Restricted and unrestricted publicly traded stocks may also be valued at discounts, due to the size of our investment or market liquidity concerns.

     Determination of fair value involves subjective judgments that cannot be substantiated by auditing procedures. Accordingly, under current standards, the accountants' opinion on the Company's financial statements in our annual report refers to the uncertainty with respect to the possible effect on the financial statements of such valuation.

                                   MANAGEMENT

     The board of directors supervises the management of our Company. The responsibilities of each director include, among other things, the oversight of the loan approval process, the quarterly valuation of our assets, and oversight of our financing arrangements. The board of directors maintains an Executive Committee, Audit Committee, Compensation Committee, and Nominating Committee, and may establish additional committees in the future. All of the Company's directors also serve as directors of its subsidiaries.

     For our mezzanine and CMBS transactions, our investment decisions are made by an investment committee comprised of the Company's most senior investment professionals. For Allied Capital Express transactions, a committee comprised of small business and real estate lenders meet to approve all loans. Committee approval is required to approve all loan transactions. No one person is primarily responsible for making recommendations to a committee.

     The Company is internally managed and our investment professionals manage our portfolio and the portfolios of companies for which we serve as investment adviser. These investment professionals have extensive experience in managing investments in private growing businesses in a variety of industries and in diverse geographic locations, and are familiar with our approach of lending and investing. Because the Company is internally managed, we pay no investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.

STRUCTURE OF BOARD OF DIRECTORS

     The Company's board of directors is classified into three approximately equal classes with three-year terms, with only one of the three classes expiring each year. Directors serve until their successors are elected and qualified.

DIRECTORS

     Information regarding the board of directors is as follows:

                                                                DIRECTOR   EXPIRATION
NAME                           AGE   POSITION                   SINCE(1)    OF TERM
----                           ---   --------                   --------   ----------
William L. Walton*...........  50    Chairman, Chief Executive
                                     Officer and President        1986        2001
George C. Williams, Jr.*.....  73    Chairman Emeritus            1964        2001
Brooks H. Browne.............  50    Director                     1990        2001
John D. Firestone............  55    Director                     1993        2002
Anthony T. Garcia............  43    Director                     1991        2002
Lawrence I. Hebert...........  53    Director                     1989        2002
John I. Leahy................  69    Director                     1994        2000
Robert E. Long...............  68    Director                     1972        2001
Warren K. Montouri...........  70    Director                     1986        2000
Guy T. Steuart II............  68    Director                     1984        2000
T. Murray Toomey, Esq........  75    Director                     1959        2000
Laura W. van Roijen..........  47    Director                     1992        2002

---------------
 *  Interested persons of the Company, as defined in the 1940 Act.

(1) Includes service as a director of any of the predecessor companies.

EXECUTIVE OFFICERS

     Information regarding the Company's executive officers is as follows:

            NAME               AGE   POSITION
            ----               ---   --------
William L. Walton............  50    Chairman, Chief Executive Officer and President
Philip A. McNeill............  40    Managing Director
John M. Scheurer.............  47    Managing Director
Joan M. Sweeney..............  39    Managing Director
G. Cabell Williams, III .....  45    Managing Director
Penni F. Roll................  33    Principal and Chief Financial Officer

BIOGRAPHICAL INFORMATION

DIRECTORS

     William L. Walton has been the Chairman, Chief Executive Officer and President of the Company since 1997. Mr. Walton was President of Allied II from 1996 to 1997. Mr. Walton is the Chairman of Business Mortgage Investors, Inc ("BMI"), and is a director of Nobel Learning Communities, Inc. (a portfolio company). Mr. Walton was Chief Executive Officer of Success Lab, Inc. (children's educational services) from 1993 to 1996, and Chief Executive Officer of Language Odyssey (educational publishing and services) from 1992 to 1996. Mr. Walton was Managing Director of Butler Capital Corporation from 1987 to 1991. Prior to that, Mr. Walton served as the investment advisor to William S. Paley, founder and Chairman of CBS, from 1985 to 1987, and was an investment banker with Lehman Brothers Kuhn Loeb from 1982 to 1985.

     George C. Williams, Jr. is Chairman Emeritus of the Company. Mr. Williams was an officer of the predecessor companies from the later of 1959 or the inception of the relevant entity and President or Chairman and Chief Executive Officer of the predecessor companies from the later of 1964 or each entity's inception until 1991. Mr. Williams is a director of BMI. Mr. Williams is the father of G. Cabell Williams III, an executive officer of the Company.

     Brooks H. Browne has been the President of Environmental Enterprises Assistance Fund since 1993. Mr. Browne was the President, Executive Vice President or Senior Vice President of Advisers from 1984 to 1993. Mr. Browne is a director of SEAF, Corporation Financiera Ambiental (Panama), Empresas Ambientales de Centro America (Costa Rica) and Yayasan Bina Usaha Lingkungan (Indonesia) (environmental nonprofit or investment funds).

     John D. Firestone has been a Partner of Secor Group (venture capital) since 1978. Mr. Firestone is a director of BMI and Security Storage Company of Washington, DC, and is a senior advisor to Gilbert Capital, Inc.

     Anthony T. Garcia has been General Manager of Breen Capital Group (investor in tax liens) since 1997. Mr. Garcia was a Senior Vice President of Lehman Brothers Inc. from 1985 to 1996.

     Lawrence I. Hebert has been a director of Riggs National Corporation since 1988. He also serves as a director of Riggs Investment Management Corporation and Riggs Bank Europe Limited (indirect subsidiaries of Riggs National Corporation). Mr. Hebert is the President and a director of Perpetual Corporation (owner of Allbritton Communications Company and Allnewsco, Inc.) and the Chairman and Chief Executive Officer of

Allbrittan Communications Company (owner of television stations). Mr. Hebert is a director of Allnewsco, Inc., the President of Westfield News Advertiser, Inc., and a trustee of The Allbritton Foundation. Mr. Hebert was Vice President of University Bancshares, Inc. (a Texas bank holding company) from 1975 to 1997.

     John I. Leahy has been the President of Management and Marketing Associates (a management consulting firm) since 1986. Mr. Leahy was the President and Group Executive Officer, Western Hemisphere of Black & Decker Corporation from 1982 to 1985. Mr. Leahy is a director of Kar Kraft Systems, Inc., Cavanaugh Capital, Inc., Acorn Products, Inc., The Wills Group, Thulman-Eastern Company and Gallagher Fluid Seals, Inc.

     Robert E. Long is the Managing Director of Goodwyn & Long Investment Management, Inc. Mr. Long has been the President and Chief Executive Officer of Business News Network, Inc. since 1995, was the Chairman and Chief Executive Officer of Southern Starr Broadcasting Group, Inc. from 1991 to 1995, and a director and the President of Potomac Asset Management, Inc. from 1983 to 1991. Mr. Long is a director of Ambase Inc., AHL Shipping Company, Inc., CSC Scientific, Inc., and Global Travel, Inc.

     Warren K. Montouri has been a Partner of Montouri & Roberson (real estate investment firm) since 1980. Mr. Montouri was a director of C&S/Sovran Bank from 1970 to 1990, a director of Sovran Financial Corporation from 1989 to 1990, a director of NationsBank, N.A. from 1990 to 1996, a trustee of Suburban Hospital from 1991 to 1994, and a trustee of The Audubon Naturalist Society from 1979 to 1985. He has been a director of Franklin National Bank since 1996.

     Guy T. Steuart II has been a director and President of Steuart Investment Company (manages, operates, and leases real and personal property and holds stock in operating subsidiaries engaged in various businesses) since 1960. Mr. Steuart is Trustee Emeritus of Washington and Lee University.

     T. Murray Toomey, Esq. has been an attorney at law since 1949. Mr. Toomey is a director of The National Capital Bank of Washington, and Federal Center Plaza Corporation. He is also a trustee of The Catholic University of America.

     Laura W. van Roijen has been a private real estate investor since 1992. Ms. van Roijen was the Chairman of CWV & Associates (RTC qualified contracting firm) from 1991 to 1994, a director and the Treasurer of Black Possum Inc. (retail concern) from 1994 to 1996, the President of Volta Place, Inc. (real estate advisory firm) from 1991 to 1994, and Vice President (from 1986 to 1991) and Market Director (from 1989 to 1991) of Citicorp Real Estate, Inc.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     Philip A. McNeill, Managing Director, has been employed by the Company since 1993.

     John M. Scheurer, Managing Director, has been employed by the Company since 1991. Mr. Scheurer is also President of BMI.

     Joan M. Sweeney, Managing Director, has been employed by the Company since 1993. Ms. Sweeney is also a Managing Director of BMI.

     G. Cabell Williams, III, Managing Director, has been employed by the Company since 1981. Mr. Williams is also a Managing Director of BMI.

     Penni F. Roll, Principal and Chief Financial Officer, has been employed by the Company since 1995. Ms. Roll is also Principal and Chief Financial Officer of BMI. Ms. Roll was a Manager at KPMG Peat Marwick, LLP from 1993 to 1995.

COMPENSATION PLANS

STOCK OPTION PLAN

     The Company's stock option plan (the "New Plan") is intended to encourage stock ownership in the Company by officers, thus giving them a proprietary interest in the Company's performance. The Company's shareholders approved the New Plan at the Special Meeting of Shareholders of Allied Lending held on November 26, 1997. The principal objective of the Company's compensation committee in awarding stock options to the Chief Executive Officer and other eligible officers of the Company is to align each officer's interests with the success of the Company and the financial interests of its shareholders. The committee believes that the New Plan achieves this objective because it links a portion of each executive's compensation with the performance of the Company's stock and the value delivered to shareholders.

     The committee grants stock options under the New Plan at a price not less than the prevailing market value, and such options will have value only if the Company's stock price increases. The committee determines the amount and features of the stock options, if any, to be awarded to the Company's officers. Historically, when granting stock options, the committee evaluated a number of factors, including the recipient's current stock holdings, years of service, position with the Company, and other factors. The committee has not applied a formula assigning specific weights to any of these factors when making its determination.

     For the nine months ended September 30, 1999 and for the year ended December 31, 1998, the Company's compensation committee granted a total of 553,921 and 5,189,944 options, respectively, to certain officers and non-officer directors of the Company. These options generally vest over a five-year period. See "Control Persons and Principal Holders of Securities" in the SAI for currently exercisable options granted to certain executive officers.

     The Company filed an application with the Commission to request approval to grant options under the New Plan to non-officer directors, and on September 8, 1999, the Company received such approval. On that date, each incumbent non-officer director received options to purchase 10,000 shares, and pursuant to the Commission order, each will receive options to purchase 5,000 shares each year thereafter. New directors will receive options to purchase 10,000 shares upon election to the board, and options to purchase 5,000 shares each year thereafter.

     The New Plan is designed to satisfy the conditions of Section 422 of the Code so that options granted under the New Plan may qualify as "incentive stock options." To qualify as "incentive stock options," options may not become exercisable for the first time in any year if the number of incentive options first exercisable in that year multiplied by the exercise price exceeds $100,000.

FORMULA AWARD AND CUT-OFF AWARD

     Prior to the merger, each of the five predecessor companies had a stock option plan (each, an "Old Plan" and collectively, the "Old Plans"). Each predecessor company's compensation committee had granted options under the applicable Old Plan to various employees of Advisers, who were also officers of that predecessor company. In preparation for the merger, the Advisers' compensation committee in conjunction with the compensation committees of the other predecessor companies, determined that the five Old Plans should be terminated upon the merger, so that the new merged Company would be able to develop a new plan that would incent all officers and directors with a single equity security. The existence of the Old Plans had resulted in certain inequities in option grants among the various officers of the predecessor companies simply because of the differences in the underlying equity securities. To balance stock option awards among employees, and to account for the deviations caused by the existence of five plans supported by five different publicly traded stocks, two special awards were developed to be granted in lieu of options under the Old Plans that were forgone upon completion of the merger and the cancellation of the Old Plans.

     FORMULA AWARD. The Formula Award was designed to compensate officers from the point when their unvested options ceased to appreciate in value pursuant to the Cut-Off Award (i.e., August 14, 1997) up until the time in which they are able to receive option awards in the Company after the merger became effective. In the aggregate, the Formula Award equaled six percent (6%) of the difference between the combined aggregate market capitalizations of the predecessor companies as of the close of the market on December 30, 1997, and the combined aggregate market capitalizations of the predecessor companies on August 14, 1997. In total, the combined aggregate market capitalization of the predecessor companies increased by $319 million from August 14, 1997 to December 30, 1997, and the aggregate Formula Award was approximately $19 million.

     The Formula Award was designed as a long-term incentive compensation program to be a replacement for canceled stock options and to balance share ownership among key officers for past and prospective service. The terms of the Formula Award required that the award be contributed to the Company's deferred compensation plan, as discussed below, and be used to purchase shares of the Company in the open market.

     The Formula Award vests and accrues equally over a three-year period, on the anniversary of the merger date (December 31, 1997), and vests automatically in the event of a change of control of the Company. If an officer terminates employment with the Company prior to the vesting of any part of the Formula Award, that amount will be forfeited to the Company. Assuming all officers meet the vesting requirement, the Company will accrue the Formula Award over the three-year period in equal amounts of approximately $6.2 million less any forfeitures. For the nine months ended September 30, 1999 and for the year ended December 31, 1998, $4.7 million and $6.2 million, respectively, was expensed for the Formula Award. A table indicating the Formula Award for certain officers, and the related vesting schedule, is contained in the SAI. For the nine months ended September 30, 1999 and for the year ended December 31, 1998, $61,000 and $270,000, respectively, of the Formula Award was forfeited.

     On January 4, 1999, the trust that holds the deferred compensation plan distributed shares of the Company's common stock with a value of $4,062,000 representing the portion of the Formula Award that vested on December 31, 1998. These shares are held in restricted accounts at a brokerage firm.

     CUT-OFF AWARD. The Cut-Off Award established a cut-off dollar amount as of the date of the announcement of the merger (August 14, 1997) that was computed for all outstanding, but unvested options that were canceled as of the date of the merger. The Cut-Off Award was designed to cap the appreciated value in unvested options at the merger announcement date in order to set the foundation to balance option awards upon the merger. The Cut-Off Award, in the aggregate, was computed to be $2.9 million, and is equal to the difference between the market price of the shares of stock underlying the canceled options under the Old Plans at August 14, 1997, less the exercise prices of the options. The Cut-Off Award is payable for each canceled option as the canceled option would have vested, and vests automatically in the event of a change of control. The Cut-Off Award is payable only if the award recipient is employed by the Company on the future vesting date. A table indicating the Cut-Off Award for certain officers, and the related vesting schedule, is contained in the SAI.

EMPLOYEE STOCK OWNERSHIP PLAN

     In connection with the merger, the Company adopted an amended and restated Employee Stock Ownership Plan, or ESOP. All eligible employees (i.e., employees with one (1) year of service who are at least 21 years of age) of the Company are eligible participants in the ESOP. Pursuant to this qualified plan, during 1998 the Company contributed 5% of each eligible participant's total cash compensation for the year, up to $160,000, to a plan account on the participant's behalf, which fully vests over a two-year period. The contribution with respect to compensation in excess of $160,000 is made to the deferred compensation plan. The ESOP has used substantially all of these cash contributions to purchase shares of the Company, thus aligning every employee's interest with those of the Company and its shareholders. At September 30, 1999, the ESOP held 0.5% of the outstanding shares of the Company, and the majority of these shares had been allocated to participants' plan accounts.

     In October 1999, the Board of Directors amended the ESOP in order to begin the process of terminating the ESOP. It is expected that the Company will make a final contribution to each eligible participant's account for 1999. Participants will have the opportunity to roll their respective ESOP balances to the Company's 401(k) plan. See "401(k) Plan."

401(K) PLAN

     In October 1999, the Company established a 401(k) plan (the "401(k) Plan"), which will replace the existing ESOP. All employees who are at least 21 years of age have the opportunity to contribute pre-tax salary deferrals into the 401(k) Plan up to $10,500, and to direct the investment of these contributions. The 401(k) Plan allows eligible participants to invest in shares of the Company's common stock. In addition, beginning in 2000, the Company expects to contribute to each eligible participant (i.e., employees with one (1) year of service) 5% of each participant's total cash compensation for the year, up to $170,000, to each participant's plan account on the participant's behalf, which would be fully vested at the time of contribution. This contribution would replace any contribution to the ESOP.

DEFERRED COMPENSATION PLAN

     Pursuant to the merger, the Company succeeded to the deferred compensation plan of Advisers (the "Deferred Compensation Plan"), and subsequently adopted such plan as amended and restated. The Deferred Compensation Plan is a funded plan that provides for the deferral of compensation by the Company's employees and consultants. Any employee or consultant of the Company is eligible to participate in the plan at such time and for such period as the board of directors designates. The Deferred Compensation Plan is administered through a trust, and the Company funds this plan through cash contributions. The Deferred Compensation Plan holds the unvested shares of the Company's common stock purchased in connection with the Formula Award.

                                    TAXATION

     The following discussion is a general summary of the material federal income tax considerations applicable to the Company and to an investment in the common stock and does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Code, Treasury Regulations, and administrative and judicial interpretations each as of the date of this prospectus and, all of which are subject to change. You should consult your own tax advisor with respect to tax considerations which pertain to your purchase of common stock.

     This summary assumes that the investors in the Company hold shares as capital assets. This summary does not discuss all aspects of federal income taxation relevant to holders of the common stock in light of particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including dealers in securities and financial institutions. This summary does not discuss any aspects of foreign, state or local tax laws.

TAXATION AS A RIC

     The Company intends to be treated for tax purposes as a "regulated investment company" or "RIC" within the meaning of Section 851 of the Code. If the Company qualifies as a RIC and distributes to its shareholders in a timely manner at least 90% of its "investment company taxable income," as defined in the Code (the "90% Distribution Requirement"), each year, it will not be subject to federal income tax on the portion of its taxable income and gains it distributes to shareholders. In addition, if a RIC distributes in a timely manner (or treats as "deemed distributed") 98% of its capital gain net income for each one year period ending on December 31 (pursuant to Section 4982(e)(4)(A) of the Code), and distributes 98% of its ordinary income for each calendar year, it will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of RICs. The Company generally endeavors to distribute to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur income and excise taxes on its earnings.

     In order to qualify as a RIC for federal income tax purposes, the Company must, among other things: (1) continue to qualify as a BDC under the 1940 Act;
(2) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to its business of investing in such stock or securities; and (3) diversify its holdings so that at the end of each quarter of the taxable year (a) at least 50% of the value of its assets consists of cash, cash items, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the Company's assets or 10% of the outstanding voting securities of the issuer, and (b) no more than 25% of the value of the Company's assets are invested in securities of one issuer (other than U.S. government securities or securities of other RICs), or of two or more issuers that are controlled by the Company and are engaged in the same or similar or related trades or businesses. The failure of one or more of the Company's subsidiaries to continue to qualify as RICs could adversely affect the Company's ability to satisfy foregoing diversification requirements.

     If the Company fails to satisfy the 90% Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, it will be subject to tax in that year on all of its taxable income, regardless of whether it makes any distribution to its shareholders. In that case, all of the Company's distributions to its shareholders will be characterized as ordinary income (to the extent of the Company's current and accumulated earnings and profits). In contrast, as is explained below, if the Company qualifies as a RIC, a portion of its distributions may be characterized as long-term capital gain in the hands of shareholders.

TAXATION OF SHAREHOLDERS

     Distributions of the Company generally are taxable to shareholders as ordinary income or capital gains. Shareholders receive notification from the Company at the end of each year as to the amount and nature of the income or gains distributed to them for that year. The distributions from the Company to a particular shareholder may be subject to the alternative minimum tax under the provisions of the Code. Shareholders not subject to tax on income will not be required to pay tax on amounts the Company distributed to them.

     The Company's distributions of the ordinary income and net short-term capital gain generally are taxable to shareholders as ordinary income. Distributions of net capital gain, if any, that the Company designates as capital gain dividends generally are taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares. All distributions are taxable, whether invested in additional shares or received in cash. Dividends that the Company declares and are payable to shareholders of record in October, November or December of a given year that are paid during the following January, will be treated as having been received by shareholders on December 31 of the year of declaration.

     If certain conditions are met, the Company's ordinary income dividends to its corporate shareholders may qualify for the dividends received deduction to the extent that the Company receives qualifying dividend income during the taxable year. Capital gain dividends distributed by the Company are not eligible for the dividends received deduction.

     In general, any gain or loss realized upon a taxable disposition of shares of the Company, or upon receipt of a liquidating distribution, will be treated as capital gain or loss. If gain is realized, it will be subject to taxation at various tax rates depending on the length of time the taxpayer has held such shares and other factors. The gain or loss will be short-term capital gain or loss if the shares have been held for one year or less. If a shareholder has received any capital gain dividends with respect to such shares, any loss realized upon a taxable disposition of shares treated under the Code as having been held for six months or less, to the extent of such capital gain dividends, will be treated as a long-term capital loss. All or a portion of any loss realized upon a taxable disposition of shares of the Company may be disallowed if other shares of the Company are purchased (under a DRIP plan or otherwise) within 30 days before or after the disposition.

     A shareholder that is not a "United States person" within the meaning of the Code (a "Non-U.S. shareholder") generally will be subject to a withholding tax of 30% (or lower applicable treaty rate) on dividends from the Company (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder. Accordingly, investment in the Company is likely to be appropriate for a Non-U.S. shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such United States withholding tax. Non-effectively connected capital gain dividends and gains realized from the sale of Shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. shareholder that is a corporation and (ii) a Non-U.S. shareholder that is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). See "Tax Status -- Non-U.S. Stockholders" in the SAI. Prospective foreign investors should consult their U.S. tax advisors concerning the tax consequences to them of an investment in shares.

     The Company is required to withhold and remit to the Internal Revenue Service (the "IRS") 31% of the dividends paid to any shareholder who (i) fails to furnish the Company with a certified taxpayer identification number; (ii) has underreported dividend or interest income to the IRS; or (iii) fails to certify to the Company that he, she or it is not subject to backup withholding.

                         CERTAIN GOVERNMENT REGULATIONS

     We operate in a highly regulated environment. The following discussion generally summarizes certain regulations.

     BUSINESS DEVELOPMENT COMPANY ("BDC"). A business development company is defined and regulated by the Investment Company Act of 1940. It is a unique kind of investment company that focuses on investing in or lending to small private companies and making managerial assistance available to them. A BDC may use capital provided by public shareholders and from other sources to invest in long-term, private investments in growing small businesses. A BDC provides shareholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in privately owned growth companies.

     As a BDC, we may not acquire any asset other than "Qualifying Assets" unless, at the time we make the acquisition, our Qualifying Assets represent at least 70% of the value of our total assets (the "70% test"). The principal categories of Qualifying Assets relevant to our business are:

     (1) Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company. An eligible portfolio company is defined to include any issuer that (a) is organized and has its principal place of business in the United States,
         (b) is not an investment company other than an SBIC wholly owned by a BDC (our investments in Allied Investment, Allied SBLC and certain other subsidiaries generally are Qualifying Assets), and (c) does not have any class of publicly traded securities with respect to which a broker may extend margin credit;

     (2) Securities received in exchange for or distributed with respect to securities described in (1) above or pursuant to the exercise of options, warrants, or rights relating to such securities; and

     (3) Cash, cash items, government securities, or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

     To include certain securities described above as Qualifying Assets for the purpose of the 70% test, a BDC must make available to the issuer of those securities significant managerial assistance such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company, or making loans to a portfolio company. We will provide managerial assistance on a continuing basis to any portfolio company that requests it, whether or not difficulties are perceived.

     As a BDC, the Company is entitled to issue senior securities in the form of stock or senior securities representing indebtedness, as long as each class of senior security has an asset coverage of at least 200% immediately after each such issuance. This limitation is not applicable to borrowings by our SBIC or SBLC subsidiaries, and therefore any borrowings by these subsidiaries are not included in this asset coverage test. See "Risk Factors."

     We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a "majority of the outstanding voting securities," as defined in the 1940 Act, of our shares. Since we made our BDC election, we have not made any substantial change in the nature of our business.

     REGULATED INVESTMENT COMPANY ("RIC"). Our status as a RIC enables us to avoid the cost of federal and state taxation, and as a result achieve pre-tax investment returns. We believe that this tax advantage enables us to achieve strong equity returns without having to aggressively leverage our balance sheet.

     In order to qualify as a RIC, the Company must, among other things:

     (1) Derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to its business of investing in such stock or securities.

     (2) Diversify its holdings so that

        (a) at least 50% of the value of the Company's assets consists of cash, cash items, government securities and other securities if such other securities of any one issuer do not represent more than 5% of the Company's assets and 10% of the outstanding voting securities of the issuer, and

        (b) no more than 25% of the value of the Company's assets are invested in securities of one issuer (other than U.S. government securities), or of two or more issuers that are controlled by the Company.

     (3) Distribute at least 90% of its "investment company taxable income" each tax year to its shareholders. In addition, if a RIC distributes in a timely manner (or treats as "deemed distributed") 98% of its capital gain net income for each one year period ending on December 31 and distributes 98% of its ordinary income for each calendar year, it will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of RICs.

     SBA REGULATIONS.  Allied Investment is an SBIC and Allied SBLC is an SBLC.

     SBIC REGULATIONS. Allied Investment, a wholly owned subsidiary of the Company, is licensed by the SBA as an SBIC under Section 301(c) of the Small Business Investment Act of 1958, as amended (the "1958 Act"), and has elected to be regulated as a BDC. Allied Investment resulted from the merger of the Company's two wholly owned SBIC subsidiaries in July 1998. Pursuant to this merger, the Company's subsidiary that was then named Allied Investment Corporation merged with and into Allied Capital Financial Corporation ("Allied Financial"). Allied Financial then changed its name to Allied Investment Corporation ("Allied Investment"). Prior to the merger, Allied Financial was licensed by the SBA as a Specialized Small Business Investment Company ("SSBIC") under 301(d) of the 1958 Act. After the merger, Allied Investment could make SBIC eligible investments in addition to SSBIC eligible investments.

     SBICs are authorized to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the most recent two fiscal years. In addition, an SBIC must devote 20% of its investment activity to "smaller" concerns as defined by the SBA. A smaller concern is one that has a net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the most recent two fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses, and provide them with consulting and advisory services. Allied Investment provides long-term loans to qualifying small businesses; equity investments and consulting and advisory services are typically provided only in connection with such loans.

     Allied Investment is periodically examined and audited by the SBA staff to determine its compliance with SBIC regulations.

     Allied Investment has the opportunity to sell to the SBA subordinated debentures with a maturity of up to ten years, up to an aggregate principal amount of $101 million. This limit generally applies to all financial assistance provided by the SBA to any licensee and its "associates," as that term is defined in SBA regulations. Historically, an SBIC was also eligible to sell preferred stock to the SBA. Allied Investment had received $47.7 million of subordinated debentures and $7.0 million of preferred stock investments from the SBA at September 30, 1999; as a result of the $101 million limit, the Company is limited on its ability to apply for additional financing from the SBA. Interest rates on the SBA debentures currently outstanding have a weighted average interest rate of 8.22%.

     At September 30, 1999, we had an outstanding commitment from the SBA to purchase up to $27.0 million in additional SBIC debentures. We may seek this additional financing during 1999.

     SBLC REGULATIONS. Allied SBLC is licensed to operate as an SBLC and is periodically examined and audited by the SBA staff for purposes of determining compliance with SBA regulations, including its participation in the Preferred Lenders Program. See SBA 7(a) Lending, above.

                           DIVIDEND REINVESTMENT PLAN

     We have adopted an "opt out" dividend reinvestment plan ("DRIP plan"). Under the DRIP plan, if you own shares registered in your own name, our transfer agent, acting as reinvestment plan agent, will automatically reinvest any dividend in additional shares of common stock. Shareholders may change enrollment status in the DRIP plan at any time by contacting either the plan agent or the Company.

     A shareholder's ability to participate in a DRIP plan may be limited according to how the shares are registered. A nominee may preclude beneficial owners holding shares in street name from participating in the DRIP plan. Shareholders who wish to participate in a

DRIP plan may need to register their shares in their own name. Shareholders will be informed of their right to opt out of the DRIP plan in the Company's annual and quarterly reports to shareholders. Shareholders who hold shares in the name of a nominee should contact the nominee for details.

     All distributions to investors who do not participate (or whose nominee elects not to participate) in the DRIP plan will be paid by check mailed directly, or through the nominee, to the record holder by or under the discretion of the plan agent. The plan agent is American Stock Transfer and Trust Company, 40 Wall Street, New York, New York 10005. Their telephone number is 800-937-5449.

     Under the DRIP plan, we may issue new shares unless the market price of the outstanding shares is less than 110% of the last reported net asset value. Alternatively, the plan agent may buy shares in the market. We value newly issued shares for the DRIP plan at the average of the reported last sale prices of the outstanding shares on the last five trading days prior to the payment date of the distribution, but not less than 95% of the opening bid price on such date. The price in the case of shares bought in the market will be the average actual cost of such shares, including any brokerage commissions. There are no other fees charged to shareholders in connection with the DRIP plan. Any distributions reinvested under the plan will nevertheless remain taxable to the shareholders.

                          DESCRIPTION OF CAPITAL STOCK
COMMON STOCK

     The Company is authorized to issue 100,000,000 shares of common stock, par value $0.0001. At November 5, 1999, there were 62,491,777 shares of common stock outstanding and 5,307,073 shares of Common Stock reserved for issuance under the New Plan. The following are the authorized classes of securities of the Company as of November 5, 1999:

                                                                        (4)
                                                         (3)          AMOUNT
                                                     AMOUNT HELD    OUTSTANDING
                                           (2)       BY COMPANY    EXCLUSIVE OF
                            (1)          AMOUNT      OR FOR ITS    AMOUNTS SHOWN
                       TITLE OF CLASS  AUTHORIZED     ACCOUNT*       UNDER(3)
                       --------------  -----------   -----------   -------------
Allied Capital
Corporation..........  Common Stock    100,000,000     516,779      61,974,998

-------------------------
* Represents shares of the Company held in a trust for the Deferred Compensation Plan. See "Management -- Compensation Plans."

     All shares of common stock have equal rights as to earnings, assets, dividends, and voting privileges and all outstanding shares of common stock are fully paid and non-assessable. Our common stock has no preemptive, conversion, or redemption rights and are freely transferable. In the event of liquidation, each share of common stock is entitled to its proportion of our assets after debts and expenses. Each share is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of the shares, if they so choose, could elect all of the directors, and holders of less than a majority of the shares would, in that case, be unable to elect any director. All shares offered hereby will be, when issued and paid for, fully paid and non-assessable.

     The board of directors may classify and reclassify any unissued shares of capital stock of the Company by setting or changing in one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions or redemption or other rights of such shares of capital stock.

LIMITATION ON LIABILITY OF DIRECTORS

     The Company has adopted provisions in its charter and bylaws limiting the liability of directors and officers of the Company for monetary damages. The effect of these provisions in the charter and bylaws is to eliminate the rights of the Company and its shareholders (through shareholders' derivative suits on behalf of the Company) to recover monetary damages against a director or officers for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent or grossly negligent behavior) except in certain limited situations. These provisions do not limit or eliminate the rights of the Company or any shareholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director's or officer's duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

CERTAIN ANTI-TAKEOVER PROVISIONS

     The charter and bylaws of the Company and certain statutory and regulatory requirements contain certain provisions that could make more difficult the acquisition of the Company by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Company to negotiate first with the board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to the charter and the bylaws.

CLASSIFIED BOARD OF DIRECTORS

     The charter provides for the board of directors to be divided into three classes of directors serving staggered three-year terms, with each class to consist as nearly as possible of one-third of the directors then elected to the board. A classified board may render more difficult a change in control of the Company or removal of incumbent management. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure continuity and stability of the Company's management and policies.

ISSUANCE OF PREFERRED STOCK

     The board of directors of the Company, without shareholder approval, has the authority to reclassify common stock as preferred stock and to issue preferred stock. Such stock could be issued with voting, conversion or other rights designed to have an anti-takeover effect.

MARYLAND CORPORATE LAW

     The Company is subject to the Maryland Business Combination Statute and the Control Share Acquisition Statute, as defined below. The partial summary of the foregoing statutes contained in this prospectus is not intended to be complete and reference is made to the full text of such states for their entire terms.

     BUSINESS COMBINATION STATUTE. Certain provisions of the Maryland Law establish special requirements with respect to "business combinations" between Maryland corporations and "interested shareholders" unless exemptions are applicable (the "Business Combination Statute"). Among other things, the Business Combination Statute prohibits for a period of five years a merger or other specified transactions between a company and an interested shareholder and requires a super majority vote for such transactions after the end of such five-year period.

     "Interested shareholders" are all persons owning beneficially, directly or indirectly, 10% or more of the outstanding voting stock of a Maryland corporation. "Business combinations" include certain mergers or similar transactions subject to a statutory vote and additional transactions involving transfer of assets or securities in specified amounts to interested shareholders or their affiliates.

     Unless an exemption is available, a "business combination" may not be consummated between a Maryland corporation and an interested shareholder or its affiliates for a period of five years after the date on which the shareholder first became an interested shareholder and thereafter may not be consummated unless recommended by the board of directors of the Maryland corporation and approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by all holders of outstanding shares of voting stock other than the interested shareholder or its affiliates or associates, unless, among other things, the corporation's shareholders receive a minimum price (as defined in the Business Combination Statute) for their shares and the consideration is received in cash or in the same form as previously paid by the interested shareholder for its shares.

     A business combination with an interested shareholder which is approved by the board of directors of a Maryland corporation at any time before an interested shareholder first becomes an interested shareholder is not subject to the five-year moratorium or special voting requirements. An amendment to a Maryland corporation charter electing not to be subject to the foregoing requirements must be approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by holders of outstanding shares of voting stock who are not interested shareholders. Any such amendment is not effective until 18 months after the vote of shareholders and does not apply to any business combination of a corporation with a shareholder who became an interested shareholder on or prior to the date of such vote.

     CONTROL SHARE ACQUISITION STATUTE. The Maryland Law imposes limitations on the voting rights of shares acquired in a "control share acquisition." The control share statute defines a "control share acquisition" to mean the acquisition, directly or indirectly, of "control shares" subject to certain exceptions. "Control shares" of a Maryland corporation are defined to be voting shares of stock which, if aggregated with all other shares of stock previously acquired by the acquiror, would entitle the acquiror to exercise voting power in electing directors with one of the following ranges of voting power:

     (1) one-fifth or more but not less than one-third;

     (2) one-third or more but less than a majority; or

     (3) a majority of all voting power.

     Control shares do not include shares which the acquiring person is entitled to vote as a result of having previously obtained shareholder approval. Control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast by shareholders in the election of directors, excluding shares of stock as to which the acquiring person, officers of the corporation and directors of the corporation who are employees of the corporation are entitled to exercise or direct the exercise of the voting power of the shares in the election of the directors.

     The control share statute also requires Maryland corporations to hold a special meeting at the request of an actual or proposed control share acquiror generally within 50 days after a request is made with the submission of an "acquiring person statement," but only if the acquiring person:

     (1) gives a written undertaking and, if required by the directors of the issuing corporation, posts a bond for the cost of the meeting; and

     (2) submits definitive financing agreements for the acquisition of the control shares to the extent that financing is not provided by the acquiring person.

     In addition, unless the issuing corporation's charter or bylaws provide otherwise, the control share statute provides that the issuing corporation, within certain time limitations, shall have the right to redeem control shares (except those for which voting rights have previously been approved) for "fair value" as determined pursuant to the control share statue in the event:

     (1) there is a shareholder vote and the grant of voting rights is not approved; or

     (2) an "acquiring person statement" is not delivered to the target within 10 days following a control share acquisition.

     Moreover, unless the issuing corporation's charter or bylaws provide otherwise, the control share statute provides that if, before a control share acquisition occurs, voting rights are accorded to control shares which result in the acquiring person having majority voting power, then all shareholders other than the acquiring person have appraisal rights as provided under the Maryland Law. An acquisition of shares may be exempted from the control share statute provided that a charter or bylaw provision is adopted for such purpose prior to the control share acquisition by any person with respect to the Company. The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange to which the corporation is a party.

REGULATORY RESTRICTIONS

     Allied Investment is an SBIC and Allied SBLC is an SBLC, and both are wholly owned subsidiaries of the Company. The SBA prohibits, without prior SBA approval, a "change of control" or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of an SBIC. A "change of control" is any event which would result in a transfer of the power, direct or indirect, to direct the management and policies of an SBIC or SBLC, whether through ownership, contractual arrangements or otherwise.

                              PLAN OF DISTRIBUTION

     We may sell shares through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of shares will be named in the applicable prospectus supplement.

     The distribution of shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share, less any commissions or discounts, must equal or exceed the net asset value ("NAV") per share of our common stock.

     In connection with the sale of shares, underwriters or agents may receive compensation from the Company or from purchasers of shares, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell shares to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from the Company and any profit realized by them on the resale of shares may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from the Company will be described in the applicable prospectus supplement.

     Any shares sold pursuant to a prospectus supplement will be quoted on the Nasdaq National Market, or another exchange on which the shares are traded.

     Under agreements into which the Company may enter, underwriters, dealers and agents who participate in the distribution of shares may be entitled to indemnification by the Company against certain liabilities, including liabilities under the Securities Act.

     Underwriters, dealers and agents may engage in transactions with, or perform services for, the Company in the ordinary course of business.

     If so indicated in the applicable prospectus supplement, the Company will authorize underwriters or other persons acting as the Company's agents to solicit offers by certain institutions to purchase shares from the Company pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by the Company. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

     In order to comply with the securities laws of certain states, if applicable, shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

                                 LEGAL MATTERS

     Certain legal matters with respect to the validity of the shares of common stock offered hereby will be passed upon for the Company by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

                SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT
                                 AND REGISTRAR

     The Company's and its subsidiaries' investments are held in safekeeping by Riggs Bank, N.A. at 808 17th Street, N.W., Washington, D.C. 20006. LaSalle National Bank, located at 25 Northwest Point Boulevard, Suite 800, Elk Grove Village, Illinois 60007, serves as trustee with respect to assets of the Company held for securitization purposes. American Stock Transfer and Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005 acts as the Company's transfer, dividend paying and reinvestment plan agent and registrar.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The financial statements included in this prospectus and elsewhere in the registration statement to the extent and for the periods indicated in their report have been audited by Arthur Andersen LLP, independent public accountants, and is included herein in reliance upon the authority of said firm as experts in giving said report.

                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION

General Information and History.............................   B-2
Investment Objective and Policies...........................   B-2
Management..................................................   B-2
     Compensation of Executive Officers and Directors.......   B-2
     Compensation of Directors..............................   B-3
     Stock Option Awards....................................   B-4
     Formula Award and Cut-off Award........................   B-4
     Committees of the Board of Directors...................   B-6
Control Persons and Principal Holders of Securities.........   B-7
Investment Advisory Services................................   B-8
Safekeeping, Transfer and Dividend Paying Agent and
  Registrar.................................................   B-8
Accounting Services.........................................   B-8
Brokerage Allocation and Other Practices....................   B-8
Tax Status..................................................   B-9

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
Consolidated Balance Sheet -- September 30, 1999 (unaudited)
  and December 31, 1998 and 1997............................   F-1
Consolidated Statement of Operations -- For the Nine Months
  Ended September 30, 1999 and 1998 (unaudited) and for the
  Years Ended December 31, 1998, 1997 and 1996..............   F-2
Consolidated Statement of Changes in Net Assets -- For the
  Nine Months Ended September 30, 1999 and 1998 (unaudited)
  and for the Years Ended December 31, 1998, 1997 and
  1996......................................................   F-3
Consolidated Statement of Cash Flows -- For the Nine Months
  Ended September 30, 1999 and 1998 (unaudited) and for the
  Years Ended December 31, 1998, 1997 and 1996..............   F-4
Consolidated Statement of Investments -- September 30, 1999
  (unaudited) and December 31, 1998.........................   F-5
Notes to Consolidated Financial Statements..................  F-16
Report of Independent Public Accountants....................  F-38

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET

                                                              SEPTEMBER 30,      DECEMBER 31,
                                                              -------------   -------------------
                                                                  1999          1998       1997
                                                              -------------   --------   --------
          (IN THOUSANDS, EXCEPT NUMBER OF SHARES)              (UNAUDITED)
                                        ASSETS
Portfolio at value:
      Mezzanine loans and debt securities (cost:
        1999-$495,169; 1998-$354,870; 1997-$181,184)........   $  476,003     $339,163   $167,842
      Commercial mortgage-backed securities (cost:
        1999-$297,656; 1998-$115,174; 1997-$0)..............      296,156      113,674         --
      Commercial mortgage loans (cost: 1999-$185,128;
        1998-$232,745; 1997-$446,114).......................      185,481      233,186    447,244
      Small Business Administration 7(a) loans (cost:
        1999-$69,394; 1998-$57,651; 1997-$41,103)...........       68,912       56,285     40,709
      Equity interests in portfolio companies (cost:
        1999-$43,192; 1998-$27,618; 1997-$20,050)...........       70,031       49,391     39,906
      Other portfolio assets (cost: 1999-$7,572;
        1998-$8,331; 1997-$2,269)...........................        7,070        8,575      1,320
                                                               ----------     --------   --------
          Total portfolio at value..........................    1,103,653      800,274    697,021
                                                               ----------     --------   --------
Cash and cash equivalents...................................       15,376       25,075     70,437
U.S. government securities..................................           --           --     11,091
Other assets................................................       50,502       30,730     29,226
                                                               ----------     --------   --------
          Total assets......................................   $1,169,531     $856,079   $807,775
                                                               ==========     ========   ========

                         LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
      Debentures and notes payable..........................   $  404,850     $239,350   $308,821
      Revolving lines of credit.............................      133,000       95,000     38,842
      Accounts payable and other liabilities................       30,848       27,912     23,984
      Dividends and distributions payable...................           --        1,700      9,068
                                                               ----------     --------   --------
          Total liabilities.................................      568,698      363,962    380,715
                                                               ----------     --------   --------
Commitments and Contingencies
Preferred stock issued to Small Business Administration.....        7,000        7,000      7,000
Shareholders' equity:
      Common stock, $0.0001 par value, 100,000,000 shares
        authorized; 62,488,443, 56,729,502 and 52,047,318
        issued and outstanding at September 30, 1999,
        December 31, 1998 and 1997, respectively............            6            6          5
      Additional paid-in capital............................      637,096      526,824    451,044
      Common stock held in deferred compensation trust
        (516,779 shares and 810,456 shares at September 30,
        1999 and December 31, 1998, respectively)...........      (13,128)     (19,431)        --
      Notes receivable from sale of common stock............      (27,276)     (23,735)   (29,611)
      Net unrealized appreciation on portfolio..............        3,855        2,380      1,301
      Distributions in excess of earnings...................       (6,720)        (927)    (2,679)
                                                               ----------     --------   --------
          Total shareholders' equity........................      593,833      485,117    420,060
                                                               ----------     --------   --------
          Total liabilities and shareholders' equity........   $1,169,531     $856,079   $807,775
                                                               ==========     ========   ========

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS

                                                              FOR THE NINE MONTHS
                                                              ENDED SEPTEMBER 30,   FOR THE YEARS ENDED DECEMBER 31,
                                                              -------------------   ---------------------------------
                                                                1999       1998       1998        1997        1996
          (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)            --------   --------   ---------   ---------   ---------
                                                                  (UNAUDITED)
Interest and related portfolio income:
      Interest..............................................  $84,419    $58,428     $79,921     $86,882     $77,541
      Net premiums from loan dispositions...................    9,032      2,913       5,949       7,277       4,241
      Net gain on securitization of commercial mortgage
        loans...............................................       --     14,812      14,812          --          --
      Investment advisory fees and other income.............    5,411      4,611       6,056       3,246       3,155
                                                              -------    -------     -------     -------     -------
          Total interest and related portfolio income.......   98,862     80,764     106,738      97,405      84,937
                                                              -------    -------     -------     -------     -------
Expenses:
      Interest on indebtedness..............................   24,173     14,539      20,694      26,952      20,298
      Salaries and employee benefits........................   11,303      8,254      11,829      10,258       8,774
      General and administrative............................    8,476      8,970      11,921       8,970       8,289
      Merger................................................       --         --          --       5,159          --
                                                              -------    -------     -------     -------     -------
          Total operating expenses..........................   43,952     31,763      44,444      51,339      37,361
      Formula and cut-off awards............................    5,188      5,532       7,049          --          --
                                                              -------    -------     -------     -------     -------
Portfolio income before net realized and unrealized gains...   49,722     43,469      55,245      46,066      47,576
                                                              -------    -------     -------     -------     -------
Net realized and unrealized gains:
      Net realized gains....................................   16,448     20,001      22,541      10,704      19,155
      Net unrealized gains (losses).........................    1,475       (437)      1,079       7,209      (7,412)
                                                              -------    -------     -------     -------     -------
          Total net realized and unrealized gains...........   17,923     19,564      23,620      17,913      11,743
                                                              -------    -------     -------     -------     -------
Income before minority interests and income taxes...........   67,645     63,033      78,865      63,979      59,319
Minority interests..........................................       --         --          --       1,231       2,427
Income tax expense..........................................       --      1,585         787       1,444       1,945
                                                              -------    -------     -------     -------     -------
Net increase in net assets resulting from operations........  $67,645    $61,448     $78,078     $61,304     $54,947
                                                              =======    =======     =======     =======     =======
Basic earnings per common share.............................  $  1.14    $  1.19     $  1.50     $  1.24     $  1.19
                                                              =======    =======     =======     =======     =======
Diluted earnings per common share...........................  $  1.14    $  1.19     $  1.50     $  1.24     $  1.17
                                                              =======    =======     =======     =======     =======
Weighted average common shares outstanding -- basic.........   59,077     51,502      51,941      49,218      46,172
                                                              =======    =======     =======     =======     =======
Weighted average common shares outstanding -- diluted.......   59,239     51,712      51,974      49,251      46,733
                                                              =======    =======     =======     =======     =======

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

                                            FOR THE NINE MONTHS
                                            ENDED SEPTEMBER 30,   FOR THE YEARS ENDED DECEMBER 31,
                                            -------------------   ---------------------------------
                                              1999       1998       1998        1997        1996
 (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)   --------   --------   ---------   ---------   ---------
                                                (UNAUDITED)
Operations:
     Portfolio income before realized and
       unrealized gains...................  $ 49,722   $ 43,469   $ 55,245    $ 46,066    $ 47,576
     Net realized gains...................    16,448     20,001     22,541      10,704      19,155
     Net unrealized gains (losses)........     1,475       (437)     1,079       7,209      (7,412)
     Minority interests and income tax
       expense............................        --      1,585       (787)     (2,675)     (4,372)
                                            --------   --------   --------    --------    --------
          Net increase in net assets
            resulting from operations.....    67,645     61,448     78,078      61,304      54,947
                                            --------   --------   --------    --------    --------
Shareholder distributions:
     Portfolio income.....................   (71,800)   (54,727)   (49,397)    (38,751)    (39,030)
     Excess of portfolio income...........        --         --         --        (605)     (2,533)
     Net capital gains....................        --         --    (24,976)    (15,172)    (11,546)
     Excess of net capital gains..........        --         --       (714)         --          --
     Return of capital....................        --         --         --     (22,302)     (4,289)
     Undistributed earnings...............        --         --         --      (8,848)         --
     Preferred stock dividend.............      (165)      (165)      (230)       (220)       (220)
                                            --------   --------   --------    --------    --------
          Net decrease in net assets
            resulting from shareholder
            distributions.................   (71,965)   (54,892)   (75,317)    (85,898)    (57,618)
                                            --------   --------   --------    --------    --------
Capital share transactions:
     Sale of common stock.................   103,022         --     69,675          --      22,365
     Net decrease (increase) in notes
       receivable from sale of common
       stock..............................    (3,540)     5,711      5,576     (14,120)     (8,176)
     Issuance of common stock upon the
       exercise of stock options..........     3,753        222        221      28,426      12,176
     Issuance of common stock in lieu of
       cash distributions.................     3,498      4,097      6,184      26,612      11,986
     Purchase of common stock by deferred
       compensation trust.................        --    (19,431)   (19,431)         --          --
     Distribution of common stock by
       deferred compensation trust........     6,303         --         --          --          --
     Other................................        --      1,500         71       1,602        (738)
                                            --------   --------   --------    --------    --------
          Net increase (decrease) in net
            assets resulting from capital
            share transactions............   113,036     (7,901)    62,296      42,520      37,613
                                            --------   --------   --------    --------    --------
Total increase (decrease) in net assets...  $108,716   $ (1,345)  $ 65,057    $ 17,926    $ 34,942
                                            --------   --------   --------    --------    --------
Net assets at beginning of period.........  $485,117   $420,060   $420,060    $402,134    $367,192
                                            --------   --------   --------    --------    --------
Net assets at end of period...............  $593,833   $418,715   $485,117    $420,060    $402,134
                                            ========   ========   ========    ========    ========
Net asset value per common share..........  $   9.58   $   8.13   $   8.68    $   8.07    $   8.34
                                            ========   ========   ========    ========    ========
Common shares outstanding at end of
  period..................................    61,972     51,490     55,919      52,047      48,238
                                            ========   ========   ========    ========    ========

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                 FOR THE NINE MONTHS
                                                 ENDED SEPTEMBER 30,    FOR THE YEARS ENDED DECEMBER 31,
                                                ---------------------   ---------------------------------
                                                  1999        1998        1998        1997        1996
                (IN THOUSANDS)                  ---------   ---------   ---------   ---------   ---------
                                                     (UNAUDITED)
Cash flows from operating activities:
  Net increase in net assets resulting from
    operations................................  $  67,645   $  61,448   $  78,078   $  61,304   $  54,947
  Adjustments
    Net unrealized (gains) losses.............     (1,475)       (286)     (1,079)     (7,209)      7,412
    Net gain on securitization of commercial
      mortgage loans..........................         --     (14,812)    (14,812)         --          --
    Depreciation and amortization.............        599         523         702         450         393
    Amortization of loan discounts and fees...     (6,195)     (3,237)     (6,032)    (10,804)     (9,027)
    Deferred income taxes.....................         --          --          --       1,087        (381)
    Minority interests........................         --          --          --       1,231       2,427
    Changes in other assets and liabilities...    (11,518)      6,206      11,998      12,881     (10,606)
                                                ---------   ---------   ---------   ---------   ---------
      Net cash provided by operating
         activities...........................     49,056      49,842      68,855      58,940      45,165
                                                ---------   ---------   ---------   ---------   ---------
Cash flows from investing activities:
  Investments in small business concerns......   (534,017)   (349,586)   (524,530)   (364,942)   (283,295)
  Collections of investment principal.........    120,563      75,817     138,081     233,005     179,292
  Proceeds from loan sales....................    120,871      28,957      81,013      53,912      27,715
  Proceeds from securitization of commercial
    mortgage loans............................         --     223,401     223,401          --          --
  Net redemption (purchase) of U.S. government
    securities................................         --      11,091      11,091     (10,301)         --
  Collections of notes receivable from sale of
    common stock..............................        212       5,411       5,591       6,534       2,199
  Other investing activities..................     (2,738)     (1,431)     (2,539)       (182)      2,635
                                                ---------   ---------   ---------   ---------   ---------
      Net cash (used in) provided by investing
         activities...........................   (295,109)     (6,340)    (67,892)    (81,974)    (71,454)
                                                ---------   ---------   ---------   ---------   ---------
Cash flows from financing activities:
  Sale of common stock........................    103,079         222      69,896       8,615      24,166
  Purchase of common stock by deferred
    compensation trust........................         --     (19,431)    (19,431)         --          --
  Common dividends and distributions paid.....    (70,003)    (51,107)    (69,536)    (58,194)    (47,089)
  Special undistributed earnings distribution
    paid......................................         --      (8,261)     (8,848)         --          --
  Preferred stock dividends...................       (165)       (385)       (450)       (220)       (220)
  Net borrowings under (payments on)
    debentures and notes payable..............    165,500     (17,171)    (69,471)     78,923     (35,202)
  Net borrowings under (payments on) revolving
    lines of credit...........................     38,000      31,158      56,158      (6,257)    110,460
  Other financing activities..................        (57)     (5,342)     (4,643)     (1,237)     (3,029)
                                                ---------   ---------   ---------   ---------   ---------
      Net cash provided by (used in) financing
         activities...........................    236,354     (70,317)    (46,325)     21,630      49,086
                                                ---------   ---------   ---------   ---------   ---------
Net increase (decrease) in cash and cash
  equivalents.................................  $  (9,699)  $ (26,815)  $ (45,362)  $  (1,404)  $  22,797
Cash and cash equivalents at beginning of
  period......................................  $  25,075   $  70,437   $  70,437   $  71,841   $  49,044
                                                ---------   ---------   ---------   ---------   ---------
Cash and cash equivalents at end of period....  $  15,376   $  43,622   $  25,075   $  70,437   $  71,841
                                                =========   =========   =========   =========   =========

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF INVESTMENTS

        PORTFOLIO COMPANY                                                         SEPTEMBER 30, 1999
  (IN THOUSANDS, EXCEPT NUMBER                                                    -------------------
           OF SHARES)                              INVESTMENT(2)                    COST      VALUE
---------------------------------  ---------------------------------------------  --------   --------
                                                                                      (UNAUDITED)
MEZZANINE LOANS AND DEBT SECURITIES AND EQUITY INTERESTS IN PORTFOLIO COMPANIES

ACE Products, Inc.                 Debt Securities                                $ 13,171   $ 13,171
-----------------------------------------------------------------------------------------------------
Acme Paging, L.P.                  Debt Securities                                   6,525      6,525
                                   Partnership Interest                              1,456      2,100
-----------------------------------------------------------------------------------------------------
Allied Office Products             Debt Securities                                   9,952      9,952
                                   Warrants                                             --         --
-----------------------------------------------------------------------------------------------------
American Barbecue & Grill, Inc.    Warrants                                            125        125
-----------------------------------------------------------------------------------------------------
AMF Bowling, Inc. (1)              High Yield Debt                                   5,479      5,479
-----------------------------------------------------------------------------------------------------
ASW Holding Corporation            Warrants                                             25         25
-----------------------------------------------------------------------------------------------------
Aurora Communications Inc.         Loans                                            13,365     13,365
                                   Preferred Stock                                   1,500      1,500
-----------------------------------------------------------------------------------------------------
Avborne, Inc.                      Debt Securities                                  11,934     11,934
                                   Warrants                                          1,180      1,180
-----------------------------------------------------------------------------------------------------
CampGroup, LLC                     Debt Securities                                   2,450      2,450
                                   Warrants                                            220        220
-----------------------------------------------------------------------------------------------------
Candlewood Hotel Company (1)       Preferred Stock (3,250 shares)                    3,250      3,250
-----------------------------------------------------------------------------------------------------
Celebrities, Inc.                  Debt Securities                                     318        318
                                   Warrants                                             12         12
-----------------------------------------------------------------------------------------------------
Cherry Tree Toys, Inc.             Debt Securities                                   1,610        850
                                   Common Stock (220 shares)                             1         --
-----------------------------------------------------------------------------------------------------
Convenience Corporation of         Debt Securities                                   8,391      2,774
  America                          Series A Preferred Stock (31,521 shares)            334         --
                                   Warrants                                             --         --
-----------------------------------------------------------------------------------------------------
Cooper Natural Resources, Inc.     Debt Securities                                   3,458      3,458
                                   Warrants                                             --      1,138
-----------------------------------------------------------------------------------------------------
CorrFlex Graphics, LLC             Loan                                              5,921      5,921
-----------------------------------------------------------------------------------------------------
Cosmetic Manufacturing             Debt Securities                                   5,809      5,809
  Resources, LLC                   Options                                              87         87
-----------------------------------------------------------------------------------------------------
Coverall North America             Loan                                              9,296      9,296
-----------------------------------------------------------------------------------------------------
Csabai Canning Factory Rt.         Hungarian Quotas (9.2%)                             700         --
-----------------------------------------------------------------------------------------------------
DEH Printed Circuits, Inc.         Warrants                                            250         --
-----------------------------------------------------------------------------------------------------
DeVlieg-Bullard, Inc. (1)          Warrants                                            350         49
-----------------------------------------------------------------------------------------------------
Directory Investment Corporation   Common Stock (470 shares)                            --         --
-----------------------------------------------------------------------------------------------------
Directory Lending Corporation      Series A Common Stock (34 shares)                    --         --
                                   Series B Common Stock (6 shares)                      8         --
                                   Series C Common Stock (10 shares)                    22         --
-----------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

        PORTFOLIO COMPANY                                                         SEPTEMBER 30, 1999
  (IN THOUSANDS, EXCEPT NUMBER                                                    -------------------
           OF SHARES)                              INVESTMENT(2)                    COST      VALUE
---------------------------------  ---------------------------------------------  --------   --------
                                                                                      (UNAUDITED)
Drilltec Patents & Technologies    Loan                                           $ 10,908   $  8,752
  Company, Inc.                    Debt Securities                                     426        426
                                   Warrants                                             --         --
-----------------------------------------------------------------------------------------------------
ECM Enterprises                    Loan                                                 28          4
-----------------------------------------------------------------------------------------------------
EDM Consulting, LLC                Loans                                                14         14
                                   Debt Securities                                   1,875        343
                                   Common Stock (100 shares)                           250         --
-----------------------------------------------------------------------------------------------------
El Dorado Communications, Inc.     Loans                                               306        306
-----------------------------------------------------------------------------------------------------
Eparfin S.A.                       Loan                                                 29         29
-----------------------------------------------------------------------------------------------------
Esquire Communications Ltd. (1)    Warrants                                              6         --
-----------------------------------------------------------------------------------------------------
Everything Yogurt                  Loan                                                  8          8
-----------------------------------------------------------------------------------------------------
Ex Terra Credit Recovery, Inc.     Series A Preferred Stock (500 shares)               500        500
                                   Common Stock (2,500 shares)                          --         --
                                   Warrants                                             --         --
-----------------------------------------------------------------------------------------------------
Executive Greetings, Inc.          Debt Securities                                  15,736     15,736
                                   Warrants                                            360        360
-----------------------------------------------------------------------------------------------------
Fairchild Industrial Products      Debt Securities                                   5,740      5,740
  Company                          Warrants                                            280      3,628
-----------------------------------------------------------------------------------------------------
FHM Distributions, Inc.            Loans                                               200        200
-----------------------------------------------------------------------------------------------------
FTI Consulting, Inc. (1)           Debt Securities                                  11,874     11,874
                                   Warrants                                            970        970
-----------------------------------------------------------------------------------------------------
Galaxy American                    Debt Securities                                  30,731     30,731
  Communications, LLC              Warrants                                             --        750
-----------------------------------------------------------------------------------------------------
Genesis Worldwide, Inc. (1)        Loan                                              1,328      1,328
                                   Common Stock (41,644 shares)                        214        151
-----------------------------------------------------------------------------------------------------
Genoa Mine Acquisition             Loan                                                242        242
  Corporation
-----------------------------------------------------------------------------------------------------
Gibson Guitar Corporation          Debt Securities                                  15,572     15,572
                                   Warrants                                            525      1,000
-----------------------------------------------------------------------------------------------------
Ginsey Industries, Inc.            Loans                                             5,000      5,000
                                   Convertible Debentures                              500        500
                                   Warrants                                             --        154
-----------------------------------------------------------------------------------------------------
Global Communications I, LLC       Debt Securities                                   1,863      1,863
                                   Preferred Stock                                   5,667      5,667
-----------------------------------------------------------------------------------------------------
Golden Eagle/Satellite             Loans                                             1,390        840
  Archery, LLC                     Convertible Debentures                            2,248      2,008
-----------------------------------------------------------------------------------------------------
Grant Broadcasting System II       Warrants                                            139      8,500
-----------------------------------------------------------------------------------------------------
Grant Television, Inc.             Debt Securities                                   9,171      9,171
                                   Warrants                                             --         --
-----------------------------------------------------------------------------------------------------
Han Hie                            Loan                                                504        504
-----------------------------------------------------------------------------------------------------
Hotelevision, Inc.                 Preferred Stock (1,000,000 shares)                1,000      1,000
-----------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

        PORTFOLIO COMPANY                                                         SEPTEMBER 30, 1999
  (IN THOUSANDS, EXCEPT NUMBER                                                    -------------------
           OF SHARES)                              INVESTMENT(2)                    COST      VALUE
---------------------------------  ---------------------------------------------  --------   --------
                                                                                      (UNAUDITED)
Jack Henry & Associates, Inc. (1)  Common Stock (90,498 shares)                   $     26   $  3,079
-----------------------------------------------------------------------------------------------------
Jakel, Inc.                        Loan                                             17,938     17,938
-----------------------------------------------------------------------------------------------------
Jeff & Chris Mufflers, Inc.        Loan                                                 62         62
-----------------------------------------------------------------------------------------------------
JRI Industries, Inc.               Debt Securities                                   2,130      2,130
                                   Warrants                                             74         74
-----------------------------------------------------------------------------------------------------
Julius Koch USA, Inc.              Debt Securities                                   3,801      3,801
                                   Warrants                                            324      4,100
-----------------------------------------------------------------------------------------------------
Kirker Enterprises, Inc.           Warrants                                            348      3,495
                                   Equity Interest                                       4          9
-----------------------------------------------------------------------------------------------------
Kirkland's, Inc.                   Debt Securities                                   6,309      6,309
                                   Warrants                                             96      1,500
-----------------------------------------------------------------------------------------------------
Kyrus Corporation                  Debt Securities                                   7,648      7,648
                                   Warrants                                            348        348
-----------------------------------------------------------------------------------------------------
Liberty-Pittsburgh Systems, Inc.   Debt Securities                                   3,430      3,430
                                   Common Stock (64,535 shares)                        142        142
-----------------------------------------------------------------------------------------------------
Lingcomm, Inc.                     Loan                                                207        207
-----------------------------------------------------------------------------------------------------
Liqui-Dri Foods, Inc.              Loans                                            10,782     10,782
-----------------------------------------------------------------------------------------------------
The Loewen Group, Inc. (1)         High Yield Debt                                  15,150     15,150
-----------------------------------------------------------------------------------------------------
Love Funding Corporation           Series D Preferred Stock (26,000 shares)            359        213
-----------------------------------------------------------------------------------------------------
Master Plan, Inc.                  Common Stock (156 shares)                            42      3,042
-----------------------------------------------------------------------------------------------------
May Investments                    Loan                                                 47         --
-----------------------------------------------------------------------------------------------------
MedAssets.com, Inc.                Loans                                             3,803      3,803
                                   Series B Convertible Preferred Stock              2,049      2,049
                                   (227,665 shares)
                                   Warrants                                            136        136
-----------------------------------------------------------------------------------------------------
Meigher Communications, L.P.       Loan                                              2,933      2,933
-----------------------------------------------------------------------------------------------------
Mid Atlantic Telecom Plus, LLC     Loan                                             10,936     10,936
-----------------------------------------------------------------------------------------------------
Midview Associates, L.P.           Warrants                                             --         --
-----------------------------------------------------------------------------------------------------
Mihadas                            Loan                                                285        285
-----------------------------------------------------------------------------------------------------
Monitoring Solutions, Inc.         Loans                                                17         17
                                   Debt Securities                                   1,823        370
                                   Common Stock (33,333 shares)                         --         --
                                   Warrants                                             --         --
-----------------------------------------------------------------------------------------------------
Morton Industrial Group (1)        Common Stock (5,835 shares)                         241         82
-----------------------------------------------------------------------------------------------------
MVL Group                          Debt Securities                                  13,768     13,768
                                   Warrants                                            849        849
-----------------------------------------------------------------------------------------------------
NET-Tel Communications, Inc.       Debt Securities                                   9,479      9,479
                                   Series B Convertible Preferred Stock              5,000      5,000
                                   (647 shares)
                                   Warrants                                            500        500
-----------------------------------------------------------------------------------------------------
New York Donut Corporation         Loan                                                 23         23
-----------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

        PORTFOLIO COMPANY                                                         SEPTEMBER 30, 1999
  (IN THOUSANDS, EXCEPT NUMBER                                                    -------------------
           OF SHARES)                              INVESTMENT(2)                    COST      VALUE
---------------------------------  ---------------------------------------------  --------   --------
                                                                                      (UNAUDITED)
Nobel Learning Communities,        Debt Securities                                $  9,473   $  9,473
  Inc. (1)                         Series D Convertible Preferred Stock              2,000      2,000
                                     (265,957 shares)
                                   Warrants                                            575        575
-----------------------------------------------------------------------------------------------------
Northeast Broadcasting Group,      Debt Securities                                     391        391
  L.P.
-----------------------------------------------------------------------------------------------------
Nursefinders, Inc.                 Debt Securities                                  10,902     10,902
                                   Warrants                                            900        900
-----------------------------------------------------------------------------------------------------
Old Mill Holdings, Inc.            Debt Securities                                     140         --
-----------------------------------------------------------------------------------------------------
Opinion Research Corporation(1)    Debt Securities                                  13,864     13,864
                                   Warrants                                            996        996
-----------------------------------------------------------------------------------------------------
PAL Liberty, Inc.                  Loan                                                210        210
-----------------------------------------------------------------------------------------------------
Panera Bread Company (1)           Warrants                                            227         58
-----------------------------------------------------------------------------------------------------
Pico Products, Inc. (1)            Debt Securities                                   4,591      2,591
                                   Common Stock (208,000 shares)                        59         12
                                   Warrants                                             --         --
-----------------------------------------------------------------------------------------------------
Polaris Pool Systems, Inc.         Debt Securities                                   7,425      7,425
                                   Warrants                                             --         --
-----------------------------------------------------------------------------------------------------
Powell Plant Farms, Inc.           Loan                                             14,850     14,850
-----------------------------------------------------------------------------------------------------
Progressive International          Debt Securities                                   3,937      3,937
  Corporation                      Common Stock (197 shares)                            13         13
                                   Preferred Stock (500 shares)                        500        500
                                   Warrants                                             --         --
-----------------------------------------------------------------------------------------------------
Quality Software Products          Common Stock (14,000 shares)                        133        123
  Holdings, PLC (1)
-----------------------------------------------------------------------------------------------------
R.L. Singletary                    Loan                                                 89         89
-----------------------------------------------------------------------------------------------------
Schwinn/GT                         Debt Securities                                   9,884      9,884
                                   Warrants                                            395        395
-----------------------------------------------------------------------------------------------------
Seasonal Expressions, Inc.         Series A Preferred Stock (1,000 shares)             993        271
-----------------------------------------------------------------------------------------------------
Soff-Cut Holdings, Inc.            Debt Securities                                   8,121      8,121
                                   Common Stock (2,000 shares)                         200        200
                                   Preferred Stock (300 shares)                        300        300
                                   Warrants                                            446        446
-----------------------------------------------------------------------------------------------------
Southwest PCS, LP                  Debt Securities                                   7,359      7,359
                                   Options                                              --         --
-----------------------------------------------------------------------------------------------------
Spa Lending Corporation            Preferred Stock (28,625 shares)                     335        223
                                   Common Stock (6,208 shares)                          25         18
-----------------------------------------------------------------------------------------------------
SunStates Refrigerated Services,   Loans                                             6,130      4,641
  Inc.                             Debt Securities                                   2,445        676
-----------------------------------------------------------------------------------------------------
Sydran Food Services II, L.P.      Debt Securities                                  11,666     11,666
                                   Options                                             266        266
-----------------------------------------------------------------------------------------------------
Techniplas, Inc.                   Loan                                              1,396      1,396
-----------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

        PORTFOLIO COMPANY                                                         SEPTEMBER 30, 1999
  (IN THOUSANDS, EXCEPT NUMBER                                                    -------------------
           OF SHARES)                              INVESTMENT(2)                    COST      VALUE
---------------------------------  ---------------------------------------------  --------   --------
                                                                                      (UNAUDITED)
Teknekron Infoswitch Corporation   Debt Securities                                $ 14,714   $ 14,714
                                   Warrants                                             --         --
-----------------------------------------------------------------------------------------------------
Total Foam, Inc.                   Debt Securities                                   1,536        147
                                   Common Stock (910 shares)                            57         --
-----------------------------------------------------------------------------------------------------
Tubbs Snowshoe Company, LLC        Debt Securities                                   3,883      3,883
                                   Warrants                                             54         54
                                   Common Units (2,325 units)                          500        500
-----------------------------------------------------------------------------------------------------
United Pet Group                   Debt Securities                                   4,951      4,951
                                   Warrants                                             --         --
-----------------------------------------------------------------------------------------------------
Unitel, Inc.                       Debt Securities                                   3,665      3,665
                                   Warrants                                            360      1,010
-----------------------------------------------------------------------------------------------------
Vianova Resins GmbH                Debt Securities                                   1,652      1,652
                                   Warrants                                             --         --
-----------------------------------------------------------------------------------------------------
Vidon, Inc.                        Loan                                                257        257
-----------------------------------------------------------------------------------------------------
William R. Dye                     Loan                                                262        262
-----------------------------------------------------------------------------------------------------
Williams Brothers Lumber Company   Warrants                                             24        322
-----------------------------------------------------------------------------------------------------
Wilton Industries, Inc.            Loan                                             12,390     12,390
-----------------------------------------------------------------------------------------------------
Wyo-Tech Acquisition               Debt Securities                                  15,108     15,108
  Corporation                      Common Stock (99 shares)                            100        100
                                   Preferred Stock (100 shares)                      3,700      3,700
-----------------------------------------------------------------------------------------------------
     Total mezzanine loans and debt securities and equity
       interests in portfolio companies (102 investments)                         $538,361   $546,034
-----------------------------------------------------------------------------------------------------

                                                                             SEPTEMBER 30, 1999
                                              INTEREST        NUMBER OF    -----------------------
                                            RATE RANGES      INVESTMENTS      COST        VALUE
                                          ----------------   -----------   ----------   ----------
                                                                                 (UNAUDITED)
COMMERCIAL MORTGAGE-BACKED SECURITIES
Purchased CMBS                                                     6       $  213,371   $  213,371
--------------------------------------------------------------------------------------------------
Residual CMBS                                                      1           75,808       75,808
--------------------------------------------------------------------------------------------------
Residual securitization spread                                     1            8,477        6,977
--------------------------------------------------------------------------------------------------
     Total commercial mortgage-backed securities                   8       $  297,656   $  296,156
--------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
                                          Up to   6.99%            6       $    2,033   $    2,033
                                          7.00%- 8.99%            19           79,535       79,535
                                          9.00%-10.99%            48           41,774       42,127
                                          11.00%-12.99%           23           48,428       48,428
                                          13.00%-14.99%            4           12,365       12,365
                                          15.00% and above         1              993          993
--------------------------------------------------------------------------------------------------
     Total commercial mortgage loans                             101       $  185,128   $  185,481
--------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

                                                                             SEPTEMBER 30, 1999
                                              INTEREST        NUMBER OF    -----------------------
                                            RATE RANGES      INVESTMENTS      COST        VALUE
                                          ----------------   -----------   ----------   ----------
                                                                                 (UNAUDITED)
SMALL BUSINESS ADMINISTRATION 7(a) LOANS
                                          Up to   6.99%            3       $      113   $      113
                                          7.00%- 8.99%             5               54           42
                                          9.00%-10.99%           121           31,677       31,989
                                          11.00%-12.99%          287           37,370       36,605
                                          13.00%-14.99%            3              180          163
                                          15.00% and above        --               --           --
--------------------------------------------------------------------------------------------------
     Total Small Business Administration 7(a) loans              419       $   69,394   $   68,912
--------------------------------------------------------------------------------------------------
Other portfolio assets                                             9       $    7,572   $    7,070
--------------------------------------------------------------------------------------------------
Total portfolio at value                                         639       $1,098,111   $1,103,653
--------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF INVESTMENTS

      PORTFOLIO COMPANY                                                              DECEMBER 31, 1998
(IN THOUSANDS, EXCEPT NUMBER                                                        -------------------
         OF SHARES)                               INVESTMENT(2)                       COST      VALUE
-----------------------------  ---------------------------------------------------  --------   --------
MEZZANINE LOANS AND DEBT SECURITIES AND EQUITY INTERESTS IN PORTFOLIO COMPANIES

Acme Paging, L.P.              Debt Securities                                      $  6,273   $  6,273
                               Partnership Interest                                    1,456      2,600
-------------------------------------------------------------------------------------------------------
American Barbecue & Grill,     Loans                                                   1,475      1,475
  Inc.
                               Debt Securities                                         2,084      2,084
                               Warrants                                                  125        125
-------------------------------------------------------------------------------------------------------
AMF Bowling, Inc. (1)          High Yield Debt                                         5,086      5,086
-------------------------------------------------------------------------------------------------------
Arnold Moving Co., Inc.        Loans                                                     570        570
-------------------------------------------------------------------------------------------------------
ASW Holding Corporation        Warrants                                                   25         25
-------------------------------------------------------------------------------------------------------
Au Bon Pain Co., Inc. (1)      Debt Securities                                         7,427      7,427
                               Warrants                                                  227          8
-------------------------------------------------------------------------------------------------------
Avborne, Inc.                  Debt Securities                                        12,510     12,510
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Brazos Sportswear, Inc. (1)    Common Stock (342,938 shares)                             330         --
-------------------------------------------------------------------------------------------------------
Candlewood Hotel Company (1)   Preferred Stock (3,250 shares)                          3,250      3,250
-------------------------------------------------------------------------------------------------------
Celebrities, Inc.              Debt Securities                                           339        339
                               Warrants                                                   12         12
-------------------------------------------------------------------------------------------------------
CeraTech Holdings Corporation  Debt Securities                                         1,991         50
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Cherry Tree Toys, Inc.         Debt Securities                                         1,557      1,557
                               Common Stock (220 shares)                                   1         --
-------------------------------------------------------------------------------------------------------
Convenience Corporation of     Debt Securities                                         8,391      2,774
  America                      Series A Preferred Stock (31,521 shares)                  334         --
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Cooper Natural Resources,      Debt Securities                                         3,450      3,450
  Inc.
                               Warrants                                                   --      1,138
-------------------------------------------------------------------------------------------------------
CorrFlex Graphics, LLC         Loan                                                    5,860      5,860
-------------------------------------------------------------------------------------------------------
Cosmetic Manufacturing         Debt Securities                                         2,948      2,948
  Resources, LLC               Options                                                    --         --
-------------------------------------------------------------------------------------------------------
Coverall North America         Loan                                                    8,915      8,915
-------------------------------------------------------------------------------------------------------
Csabai Canning Factory Rt.     Hungarian Quotas (9.2%)                                   700        700
-------------------------------------------------------------------------------------------------------
DEH Printed Circuits, Inc.     Warrants                                                  250        250
-------------------------------------------------------------------------------------------------------
DeVlieg-Bullard, Inc. (1)      Warrants                                                  350        133
-------------------------------------------------------------------------------------------------------
Directory Investment           Common Stock (470 shares)                                  --        148
  Corporation
-------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

      PORTFOLIO COMPANY                                                              DECEMBER 31, 1998
(IN THOUSANDS, EXCEPT NUMBER                                                        -------------------
         OF SHARES)                               INVESTMENT(2)                       COST      VALUE
-----------------------------  ---------------------------------------------------  --------   --------
Directory Lending Corporation  Series A Common Stock (1,031 shares)                 $     --   $     --
                               Series B Common Stock (188 shares)                        235        161
                               Series C Common Stock (292 shares)                        656        449
                               Series A Preferred Stock (214 shares)                     307        210
                               Series B Preferred Stock (175 shares)                     931        638
                               Series C Preferred Stock (58 shares)                       58         40
-------------------------------------------------------------------------------------------------------
Drilltec Patents &             Loan                                                   10,020     10,020
  Technologies Company, Inc.
-------------------------------------------------------------------------------------------------------
ECM Enterprises                Loan                                                       31          4
-------------------------------------------------------------------------------------------------------
EDM Consulting, LLC            Loans                                                      30         30
                               Debt Securities                                         1,875        680
                               Common Stock (100 shares)                                 250         --
-------------------------------------------------------------------------------------------------------
El Dorado Communications,      Loans                                                     306        306
  Inc.
-------------------------------------------------------------------------------------------------------
Enterprise Software, Inc. (1)  Debt Securities                                        14,880     14,880
                               Common Stock (147,975 shares)                           1,176        683
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Eparfin S.A.                   Loan                                                       29         29
-------------------------------------------------------------------------------------------------------
Esquire Communications Ltd.    Warrants                                                    6         --
  (1)
-------------------------------------------------------------------------------------------------------
Everything Yogurt              Loan                                                       34         34
-------------------------------------------------------------------------------------------------------
Ex Terra Credit Recovery,      Series A Preferred Stock (500 shares)                     497        497
  Inc.
                               Common Stock (2,500 shares)                                 3          3
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Fairchild Industrial Products  Debt Securities                                         5,702      5,702
  Company                      Warrants                                                  280      3,629
-------------------------------------------------------------------------------------------------------
FHM Distributions, Inc.        Loans                                                     200        200
-------------------------------------------------------------------------------------------------------
Galaxy American                Debt Securities                                        30,703     30,703
  Communications, LLC          Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Gibson Guitar Corporation      Debt Securities                                        15,080     15,080
                               Warrants                                                  525      1,000
-------------------------------------------------------------------------------------------------------
Ginsey Industries, Inc.        Loans                                                   5,000      5,000
                               Convertible Debentures                                    500        500
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Golden Eagle/Satellite         Loans                                                   1,390      1,390
  Archery, LLC                 Convertible Debentures                                  2,248      2,242
-------------------------------------------------------------------------------------------------------
Grant Broadcasting System II   Warrants                                                  139      3,600
-------------------------------------------------------------------------------------------------------
Grant Television, Inc.         Debt Securities                                         9,154      9,154
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Han Hie                        Loan                                                      510        510
-------------------------------------------------------------------------------------------------------
H.B.N. Communications, Inc.    Loan                                                      233        233
-------------------------------------------------------------------------------------------------------
Hotelevision, Inc.             Preferred Stock (1,000,000 shares)                      1,000      1,000
-------------------------------------------------------------------------------------------------------
In the Dough, Inc.             Loan                                                        2          2
-------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

      PORTFOLIO COMPANY                                                              DECEMBER 31, 1998
(IN THOUSANDS, EXCEPT NUMBER                                                        -------------------
         OF SHARES)                               INVESTMENT(2)                       COST      VALUE
-----------------------------  ---------------------------------------------------  --------   --------
Jack Henry & Associates, Inc.  Common Stock (90,438 shares)                         $     26   $  4,193
(1)
-------------------------------------------------------------------------------------------------------
Jeff & Chris Mufflers, Inc.    Loan                                                       93         93
-------------------------------------------------------------------------------------------------------
JRI Industries, Inc.           Debt Securities                                         2,111      2,111
                               Warrants                                                   74         74
-------------------------------------------------------------------------------------------------------
Julius Koch USA, Inc.          Debt Securities                                         4,692      4,692
                               Warrants                                                  324      2,100
-------------------------------------------------------------------------------------------------------
Kirker Enterprises, Inc.       Loans                                                   3,739      3,739
                               Debt Securities                                         2,609      2,609
                               Warrants                                                  348      3,500
                               Equity Interest                                             3          3
-------------------------------------------------------------------------------------------------------
Kirkland's, Inc.               Debt Securities                                         6,283      6,283
                               Warrants                                                   96      2,850
-------------------------------------------------------------------------------------------------------
Kyrus Corporation              Debt Securities                                         7,601      7,601
                               Warrants                                                  348        348
-------------------------------------------------------------------------------------------------------
KZSF Broadcasting, Inc.        Loans                                                     884        884
-------------------------------------------------------------------------------------------------------
Liberty-Pittsburgh Systems,    Debt Securities                                         3,403      3,403
  Inc.
                               Common Stock (64,535 shares)                              142        142
-------------------------------------------------------------------------------------------------------
Lingcomm, Inc.                 Loan                                                      207        207
-------------------------------------------------------------------------------------------------------
Liqui-Dri Foods, Inc.          Loans                                                  10,291     10,291
-------------------------------------------------------------------------------------------------------
The Loewen Group, Inc. (1)     High Yield Debt                                        15,002     15,002
-------------------------------------------------------------------------------------------------------
Love Funding Corporation       Series D Preferred Stock (26,000 shares)                  359        213
-------------------------------------------------------------------------------------------------------
May Investments                Loan                                                       47         --
-------------------------------------------------------------------------------------------------------
Meigher Communications, L.P.   Loan                                                    2,918      2,918
-------------------------------------------------------------------------------------------------------
Mid Atlantic Telecom Plus,     Loan                                                   10,434     10,434
  LLC
-------------------------------------------------------------------------------------------------------
Midview Associates, L.P.       Debt Securities                                           197        197
                               Options                                                    --         --
-------------------------------------------------------------------------------------------------------
Mihadas                        Loan                                                      287        287
-------------------------------------------------------------------------------------------------------
Mill-It Striping, Inc.         Common Stock (18 shares)                                  250         --
-------------------------------------------------------------------------------------------------------
Monitoring Solutions, Inc.     Loans                                                      17         17
                               Debt Securities                                         1,823        219
                               Common Stock (33,333 shares)                               --         --
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Morton Industrial Group (1)    Common Stock (5,835 shares)                               241         82
-------------------------------------------------------------------------------------------------------
New York Donut Corporation     Loan                                                       61         61
-------------------------------------------------------------------------------------------------------
Nobel Learning Communities,    Debt Securities                                         9,419      9,419
  Inc. (1)                     Series D Convertible Preferred Stock   (265,957         2,000      2,000
                               shares)
                               Warrants                                                  575        575
-------------------------------------------------------------------------------------------------------
Norman's Yogurt, Inc.          Loan                                                        8          8
-------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

      PORTFOLIO COMPANY                                                              DECEMBER 31, 1998
(IN THOUSANDS, EXCEPT NUMBER                                                        -------------------
         OF SHARES)                               INVESTMENT(2)                       COST      VALUE
-----------------------------  ---------------------------------------------------  --------   --------
Northeast Broadcasting Group,  Debt Securities                                      $    415   $    415
L.P.
-------------------------------------------------------------------------------------------------------
Nursefinders, Inc.             Debt Securities                                        10,841     10,841
                               Warrants                                                  900        900
-------------------------------------------------------------------------------------------------------
Old Mill Holdings, Inc.        Debt Securities                                           589        140
                               Warrants                                                   77         --
-------------------------------------------------------------------------------------------------------
PAL Liberty, Inc.              Loan                                                      229        229
-------------------------------------------------------------------------------------------------------
David Peters                   Loan                                                      164         55
-------------------------------------------------------------------------------------------------------
PIATL Holdings, Inc.           Loan                                                       31         31
                               Preferred Stock (276 shares)                              160        222
                               Common Stock (24 shares)                                   --         --
-------------------------------------------------------------------------------------------------------
Pico Products, Inc. (1)        Debt Securities                                         4,091      4,091
                               Common Stock (208,000 shares)                              59         33
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Precision Industries Co.       Debt Securities                                         9,580      9,580
                               Common Stock (132,507 shares)                           1,050      1,616
-------------------------------------------------------------------------------------------------------
Progressive International      Debt Securities                                         3,680      3,680
  Corporation                  Preferred Stock (500 shares)                              500        500
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Quality Software Products      Common Stock (94,479 shares)                              901        557
  Holdings, PLC (1)
-------------------------------------------------------------------------------------------------------
Radio One of Atlanta, Inc.     Loans                                                   2,000      2,000
                               Debt Securities                                         9,972      9,972
                               Common Stock (1,430 shares)                                --      3,000
-------------------------------------------------------------------------------------------------------
Randhawa Brothers              Loan                                                      117        117
  Enterprises, Inc.
-------------------------------------------------------------------------------------------------------
R.L. Singletary                Loan                                                       98         98
-------------------------------------------------------------------------------------------------------
Schwinn/GT                     Debt Securities                                         9,605      9,605
                               Warrants                                                  395        395
-------------------------------------------------------------------------------------------------------
Seasonal Expressions, Inc.     Series A Preferred Stock (1,000 shares)                   993        993
-------------------------------------------------------------------------------------------------------
Spa Lending Corporation        Preferred Stock (28,625 shares)                           399        306
                               Common Stock (6,208 shares)                                24         --
-------------------------------------------------------------------------------------------------------
SunStates Refrigerated         Loans                                                   1,830        341
  Services, Inc.               Debt Securities                                         2,445        676
-------------------------------------------------------------------------------------------------------
Sydran Food Services II, L.P.  Debt Securities                                        11,881     11,881
                               Options                                                    --         --
-------------------------------------------------------------------------------------------------------
Total Foam, Inc.               Debt Securities                                         1,562        106
                               Common Stock (910 shares)                                  57         --
-------------------------------------------------------------------------------------------------------
Unitel, Inc.                   Debt Securities                                         3,579      3,579
                               Warrants                                                  360        360
-------------------------------------------------------------------------------------------------------
Vianova Resins GmbH            Debt Securities                                         1,812      1,812
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

      PORTFOLIO COMPANY                                                              DECEMBER 31, 1998
(IN THOUSANDS, EXCEPT NUMBER                                                        -------------------
         OF SHARES)                               INVESTMENT(2)                       COST      VALUE
-----------------------------  ---------------------------------------------------  --------   --------
Vidon, Inc.                    Loan                                                 $    259   $    259
-------------------------------------------------------------------------------------------------------
William R. Dye                 Loan                                                      265        265
-------------------------------------------------------------------------------------------------------
Williams Brothers Lumber       Warrants                                                   24        322
  Company
-------------------------------------------------------------------------------------------------------
Wilton Industries, Inc.        Loan                                                   12,000     12,000
-------------------------------------------------------------------------------------------------------
WYCB Acquisition Corporation   Loan                                                    3,812      3,812
-------------------------------------------------------------------------------------------------------
Wyo-Tech Acquisition           Debt Securities                                        15,094     15,094
  Corporation                  Common Stock (99 shares)                                  100        100
                               Preferred Stock (100 shares)                            3,700      3,700
-------------------------------------------------------------------------------------------------------
     Total mezzanine loans and debt securities and equity
       interests in portfolio companies (94 investments)                            $382,488   $388,554
-------------------------------------------------------------------------------------------------------

                                                                              DECEMBER 31, 1998
                                                INTEREST        NUMBER OF    -------------------
                                              RATE RANGES      INVESTMENTS     COST      VALUE
                                            ----------------   -----------   --------   --------
COMMERCIAL MORTGAGE-BACKED SECURITIES
Purchased CMBS                                                       1       $ 32,221   $ 32,221
------------------------------------------------------------------------------------------------
Residual CMBS                                                        1         70,771     70,771
------------------------------------------------------------------------------------------------
Residual securitization spread                                       1         12,182     10,682
------------------------------------------------------------------------------------------------
     Total commercial mortgage-backed securities                     3       $115,174   $113,674
------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
                                            Up to   6.99%            3       $  1,327   $  1,327
                                            7.00%- 8.99%            43        104,872    104,872
                                            9.00%-10.99%           102         69,635     70,076
                                            11.00%-12.99%           31         44,424     44,424
                                            13.00%-14.99%            4         12,362     12,362
                                            15.00% and above         1            125        125
------------------------------------------------------------------------------------------------
     Total commercial mortgage loans                               184       $232,745   $233,186
------------------------------------------------------------------------------------------------
SMALL BUSINESS ADMINISTRATION 7(a) LOANS
                                            Up to   6.99%           12       $    160   $    115
                                            7.00%- 8.99%            12            134         57
                                            9.00%-10.99%           364         51,925     51,343
                                            11.00%-12.99%           53          5,148      4,592
                                            13.00%-14.99%            5            284        178
                                            15.00% and above        --             --         --
------------------------------------------------------------------------------------------------
     Total Small Business Administration 7(a) loans                446       $ 57,651   $ 56,285
------------------------------------------------------------------------------------------------
Other portfolio assets                                               6       $  8,331   $  8,575
------------------------------------------------------------------------------------------------
Total portfolio at value                                           733       $796,389   $800,274
------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. MERGER

     On December 31, 1997, Allied Capital Corporation ("Allied I"), Allied Capital Corporation II ("Allied II"), Allied Capital Commercial Corporation ("Allied Commercial"), and Allied Capital Advisers ("Advisers"), merged with and into Allied Capital Lending Corporation ("Allied Lending") (each a "Predecessor Company" and collectively the "Predecessor Companies") pursuant to an Agreement and Plan of Merger, dated as of August 14, 1997, as amended and restated as of September 19, 1997 in a stock-for-stock exchange (the "Merger"). Immediately following the Merger, Allied Lending changed its name to Allied Capital Corporation ("ACC" or the "Company").

     The Merger was treated as a tax-free reorganization under Section 368
(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code"). For federal income tax purposes, the Predecessor Companies carried forward the historical cost basis of their assets and liabilities to the surviving entity
(ACC). For financial reporting purposes, the Predecessor Companies also carried forward the historical cost basis of their respective assets and liabilities at the time the Merger was effected. The consolidated financial statements reflect the operations of ACC with the years ended December 31, 1997 and 1996 restated as if the Predecessor Companies had merged as of the beginning of the earliest period presented.

     Prior to the Merger, Allied I owned approximately 16 percent of Allied Lending's total shares outstanding. These shares were distributed to the Allied I shareholders in a dividend immediately prior to the Merger at a rate of
0.107448 shares of Allied Lending for each share of Allied I held on the record date. For financial reporting purposes, Allied I's ownership of Allied Lending has been eliminated for all periods presented.

NOTE 2. ORGANIZATION

     Allied Capital Corporation, a Maryland corporation, is a closed-end management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940 ("1940 Act"). The Company has two wholly owned subsidiaries that have also elected to be regulated as BDCs. Allied Investment Corporation is licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company ("SBIC"). Allied Investment Corporation is the result of the merger of the Company's two wholly owned SBIC subsidiaries in July 1998 whereby Allied Investment Corporation merged with and into Allied Capital Financial Corporation ("Allied Financial"). Allied Financial then changed its name to Allied Investment Corporation ("Allied Investment"). Allied Capital SBLC Corporation ("Allied SBLC") is licensed by the Small Business Administration ("SBA") as a Small Business Lending Company and is a participant in the SBA Section 7(a) Guaranteed Loan Program. In addition, the Company has also established a real estate investment trust subsidiary, Allied Capital REIT, Inc. ("Allied REIT"). The Company also has several single-member limited liability companies established primarily to hold real estate properties.

     Allied Capital Corporation and its subsidiaries, collectively, are hereinafter referred to as the "Company" or "ACC."

     The investment objective of the Company is to achieve current income and capital gains. In order to achieve this objective, the Company invests primarily in private, growing businesses in a variety of industries and in diverse geographic locations (primarily in the United States).

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  BASIS OF PRESENTATION

     The consolidated financial statements for the periods presented have been restated to include the accounts of the Predecessor Companies for all periods presented. Transaction fees and expenses related to the Merger were expensed in the fourth quarter of 1997. The consolidated financial statements include the accounts of the Company or its wholly owned or majority owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 1998, 1997 and 1996 balances to conform with the 1999 financial statement presentation.

  VALUATION OF PORTFOLIO INVESTMENTS

     Portfolio assets are carried at fair value as determined by the Board of Directors under the Company's valuation policy.

  LOAN AND DEBT SECURITIES

     The values of loans and debt securities are considered to be amounts which could be realized in the normal course of business which, generally, anticipates the Company holding the loan to maturity and realizing the face value of the loan. For loans and debt securities, value normally corresponds to cost unless the borrower's condition or external factors lead to a determination of value at a lower amount.

     Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. Loan origination fees, original issue discount, and market discount are amortized into interest income using the effective interest method.

  EQUITY SECURITIES

     Equity interests in portfolio companies for which there is no public market are valued based on various factors including a history of positive cash flow from operations, the market value of comparable publicly traded companies and other pertinent factors, such as recent offers to purchase a portfolio company's securities or other liquidation events. The determined values are generally discounted to account for liquidity issues and minority control positions.

     The Company's equity interests in public companies that carry certain restrictions on sale are typically valued at a discount from the public market value of the security at the balance sheet date. Restricted and unrestricted publicly traded stocks may also be valued at a discount due to the investment size or market liquidity concerns.

  COMMERCIAL MORTGAGE-BACKED SECURITIES

     Commercial mortgage-backed securities consist of purchased commercial mortgage-backed securities ("Purchased CMBS"), residual interest in mortgage securitization ("Residual CMBS") and residual securitization spread.

  PURCHASED CMBS

     The Purchased CMBS is carried at fair value. The Company recognizes income from Purchased CMBS using the effective interest method, using the anticipated yield over the projected life of the

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED investment. Changes in estimated yields are due to revisions in estimates of future credit losses, actual losses incurred and actual prepayment speeds. Changes in estimated yield are currently recognized as an adjustment to the estimated yield over the remaining life of the Purchased CMBS. The Company recognizes unrealized depreciation on its Purchased CMBS whenever it determines that the value of its Purchased CMBS is less than the carrying amount.

  RESIDUAL CMBS

     The Company values its residual interest in securitization and recognizes income using the same accounting policies used for the Purchased CMBS.

  RESIDUAL SECURITIZATION SPREAD (INTEREST-ONLY STRIP)

     The residual securitization spread is carried at fair value based on the amortized cost of the residual securitization spread and the estimated future cash flows. The Company recognizes income using the effective interest method. At each reporting date, the effective yield is recalculated and used to recognize income until the next reporting date.

  NET REALIZED AND UNREALIZED GAINS

     Realized gains or losses are measured by the difference between the net proceeds from the sale and the cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the year, net of recoveries. Unrealized gains or losses reflect the change in portfolio investment values during the reporting period.

  DEFERRED FINANCING COSTS

     Financing costs are based on actual costs incurred in obtaining financing and are deferred and amortized as part of interest expense over the term of the related debt instrument.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The Company may use derivative financial instruments to reduce interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for trading purposes.

  CASH AND CASH EQUIVALENTS

     Cash and cash equivalents include cash in banks and all highly liquid investments with original maturities of three months or less.

  DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders are recorded on the record date.

  FEDERAL AND STATE INCOME TAXES

     With the exception of Advisers, the Predecessor Companies qualified as regulated investment companies ("RIC") or a real estate investment trust ("REIT"); however, Advisers was a corporation

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED subject to federal and state income taxes. Income tax expense reported on the consolidated statement of operations relates to the operations of Advisers for all periods presented.

     The Company and its wholly owned subsidiaries intend to comply with the requirements of the Code that are applicable to RICs and REITs. The Company and its wholly owned subsidiaries intend to distribute annually all of their taxable income to shareholders; therefore, the Company has made no provision for income taxes.

  PER SHARE INFORMATION

     Basic earnings per share is calculated using the weighted average number of shares outstanding for the period presented. Diluted earnings per share reflects the potential dilution that could occur if options to issue common stock were exercised into common stock. Earnings per share is computed after subtracting dividends on Preferred Shares.

  USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 4. PORTFOLIO

     The Company's lending operations are conducted in three primary areas: mezzanine finance, commercial real estate finance, and SBA Section 7(a) guaranteed lending.

  MEZZANINE FINANCE

     Mezzanine investments are generally structured as loans that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, warrants or options to purchase a portion of the portfolio company's equity at a nominal price. Such an investment would typically have a maturity of five to ten years, with interest-only payments in the early years and payments of both principal and interest in the later years, although loan maturities and principal amortization schedules vary.

     Equity investments consist primarily of securities issued by privately owned companies and may be subject to restrictions on their resale or otherwise illiquid. Equity securities generally do not produce a current return, but are held for investment appreciation and ultimate gain on sale.

     At September 30, 1999, December 31, 1998 and 1997, approximately 97 percent, 98 percent and 98 percent, respectively, of the Company's mezzanine loan portfolio was composed of fixed interest rate loans. The weighted average yield (at value) on the mezzanine portfolio at September 30, 1999, December 31, 1998 and 1997 was 14.0 percent, 14.6 percent, and 12.6 percent, respectively. At September 30, 1999, December 31, 1998 and 1997, mezzanine loans and debt securities with a cost basis of $35,911,000, $20,977,000 and $13,661,000, respectively, were not accruing interest.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 4. PORTFOLIO, CONTINUED
     The geographic and industry composition of the mezzanine portfolio at September 30, 1999, December 31, 1998 and 1997 was as follows:

                                                              1999       1998       1997
                                                              ----       ----       ----
GEOGRAPHIC REGION
Mid-Atlantic................................................   26%        28%        29%
Midwest.....................................................   25         27         17
Southeast...................................................   20         23         27
West........................................................   13         11         13
Northeast...................................................   11          4          8
International...............................................    5          7          6
                                                              ---        ---        ---
          Total.............................................  100%       100%       100%
                                                              ===        ===        ===

INDUSTRY
Business Services...........................................   26%        11%         7%
Consumer Products...........................................   20         25         25
Telecommunications..........................................   14         14          7
Industrial Products.........................................   14          8          9
Education...................................................    6          8          1
Broadcasting................................................    6          9         23
Retail......................................................    4          9         14
Other.......................................................   10         16         14
                                                              ---        ---        ---
          Total.............................................  100%       100%       100%
                                                              ===        ===        ===

  COMMERCIAL MORTGAGE-BACKED SECURITIES

     In December 1998, the Company purchased $67 million of Purchased Commercial Mortgage-Backed Securities ("Purchased CMBS") for $32 million. For the nine months ended September 30, 1999, the Company purchased for a price of $183.4 million, Purchased CMBS with a face value of $373.2 million. The bonds owned by the Company of non-investment grade and unrated tranches are junior in priority for payment of principal to the more senior tranches of the related commercial securitization. Cash flow from the underlying mortgages generally is allocated first to the senior tranches, with the most senior tranches having a priority right to the cash flow. Then, any remaining cash flow is allocated, generally, among the other tranches in order of their relative seniority. To the extent there are defaults and unrecoverable losses on the underlying mortgages resulting in reduced cash flows, the subordinate tranche will bear this loss first.

     As of September 30, 1999 and December 31, 1998, the estimated yield to maturity on the Purchased CMBS was approximately 14.2 percent and 15.0 percent, respectively. The Company's estimated returns on its Purchased CMBS are based upon a number of assumptions that are subject to certain business and economic uncertainties and contingencies. Examples include the timing and magnitude of credit losses on the mortgage loans underlying the Purchased CMBS that are a result of the general condition of the real estate market (including competition for tenants and their related credit quality) and changes in market rental rates. As these uncertainties and contingencies are difficult to predict and are subject to future events which may alter these assumptions, no assurance can be given that the anticipated yields to maturity, will be achieved.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 4. PORTFOLIO, CONTINUED
     On January 30, 1998, the Company in conjunction with Business Mortgage Investors, Inc. ("BMI"), a private REIT managed by the Company, completed a $310 million asset securitization, whereby bonds totaling $239 million were sold in three classes rated "AAA", "AA" and "A" by Standard & Poor's Rating Services and Fitch IBCA, Inc. in a private placement. The three bond classes sold had an aggregate weighted average interest rate of approximately 6.38 percent.

     To effect the securitization, the Company and BMI sold a pool of 97 commercial mortgage loans totaling $310 million to a special purpose, bankruptcy remote entity which transferred the assets to a trust which issued the bonds. The Company contributed approximately 95%, or $295 million, of the total assets securitized, and received cash proceeds, net of costs of approximately $223 million. The Company retained a trust certificate for its residual interest (the "Residual CMBS") in the loan pool sold, and will receive interest income from this Residual CMBS as well as the net spread of the interest earned on the loans sold less the interest paid on the bonds over the life of the bonds (the "Residual Securitization Spread").

     The Company accounted for the securitization in accordance with Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." As a result, the Company recorded a gain of $14.8 million net of the costs of the securitization and the cost of settlement of interest rate swaps. The gain arises from the difference between the carrying amount of the loans and the fair market value of the assets received (i.e., cash, Residual Securitization Spread, Residual CMBS and a servicing asset). As of September 30, 1999, the mortgage loan pool had an approximate weighted average stated interest rate of 9.4 percent. The value of the Residual CMBS was determined using a discount rate equal to the average interest rate of the underlying mortgage loans. The value of the Residual Securitization Spread was determined based on a constant prepayment rate of 7 percent and a discount rate of 14 percent.

     The geographic composition and the property types securing the commercial mortgage-backed securities at September 30, 1999 and December 31, 1998 were as follows:

                                                              1999       1998
                                                              ----       ----
GEOGRAPHIC REGION
West........................................................   29%        17%
Mid-Atlantic................................................   23         32
Midwest.....................................................   22         19
Southeast...................................................   21         25
Northeast...................................................    5          7
                                                              ---        ---
          Total.............................................  100%       100%
                                                              ===        ===
PROPERTY TYPE
Retail......................................................   33%        32%
Housing.....................................................   30         13
Office......................................................   20         21
Hospitality.................................................    8         23
Other.......................................................    9         11
                                                              ---        ---
          Total.............................................  100%       100%
                                                              ===        ===

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 4. PORTFOLIO, CONTINUED
  COMMERCIAL REAL ESTATE FINANCE

     The commercial mortgage loan portfolio contains loans that were originated by the Company or were purchased from the Resolution Trust Corporation, the Federal Deposit Insurance Corporation and other third party sellers including life insurance companies and banks.

     At September 30, 1999, December 31, 1998 and 1997, approximately 80 percent and 20 percent, 68 percent and 32 percent, and 73 percent and 27 percent of the Company's commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. The weighted average yield (at value) on the real estate portfolio as of September 30, 1999, December 31, 1998 and 1997 equaled 9.8 percent, 10.4 percent and 11.4 percent, respectively. As of September 30, 1999, December 31, 1998 and 1997, loans with a cost basis of $5,042,000, $5,443,000 and $11,987,000, respectively, were not accruing interest.

     The geographic composition and the property types securing the commercial mortgage loan portfolio at September 30, 1999, December 31, 1998 and 1997 were as follows:

                                                              1999       1998       1997
                                                              ----       ----       ----
GEOGRAPHIC REGION
Mid-Atlantic................................................   43%        37%        38%
Southeast...................................................   27         26         14
West........................................................   19         24         18
Midwest.....................................................    8          9         18
Northeast...................................................    3          4         12
                                                              ---        ---        ---
          Total.............................................  100%       100%       100%
                                                              ===        ===        ===

PROPERTY TYPE
Hospitality.................................................   35%        47%        34%
Office......................................................   31         20         32
Retail......................................................   13         14         17
Recreation..................................................   11          7          4
Other.......................................................   10         12         13
                                                              ---        ---        ---
          Total.............................................  100%       100%       100%
                                                              ===        ===        ===

  SBA SECTION 7(a) GUARANTEED LENDING

     The Company, through its wholly owned subsidiary, Allied SBLC, participates in the SBA's Section 7(a) Guaranteed Loan Program ("7(a) loans").

     Pursuant to Section 7(a) of the Small Business Act of 1958, the SBA will guarantee 80 percent of any qualified loan up to $100,000 regardless of maturity, and 75 percent of any such loan over $100,000 regardless of maturity, to a maximum guarantee of $750,000 for any one borrower. SBA regulations define qualified small businesses generally as businesses with no more than $5 million in annual sales or no more than 500 employees.

     The Company charges interest on the 7(a) loans at a variable rate, typically 1.75 percent to 2.75 percent above the prime rate, as published in The Wall Street Journal or other financial newspaper, adjusted monthly. All loans are payable in equal monthly installments of principal and

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 4. PORTFOLIO, CONTINUED
interest from the date on which the loan was made to its maturity. At September 30, 1999, December 31, 1998 and 1997, approximately 98 percent, 96 percent and 92 percent, respectively of the Company's portfolio of 7(a) loans were variable interest rate loans.

     As permitted by SBA regulations, the Company sells to investors, without recourse, the guaranteed portion of its loans while retaining the right to service 100 percent of such loans.

     As of September 30, 1999, December 31, 1998 and 1997, 7(a) loans with a cost basis of $13,133,000, $11,227,000 and $4,346,000, respectively, were not accruing interest.

     The geographic and industry composition of the SBA 7(a) portfolio at September 30, 1999, December 31, 1998 and 1997 was as follows:

                                                              1999       1998       1997
                                                              ----       ----       ----
GEOGRAPHIC REGION
Midwest.....................................................   35%        34%        36%
Mid-Atlantic................................................   35         29         29
Southeast...................................................   15         16         18
West........................................................   10         14          7
Northeast...................................................    5          7         10
                                                              ---        ---        ---
          Total.............................................  100%       100%       100%
                                                              ===        ===        ===

INDUSTRY
Retail......................................................   40%        41%        37%
Hospitality.................................................   29         30         26
Consumer Products...........................................   12          6          7
Consumer Services...........................................    5          6          4
Business Services...........................................    4          4          6
Broadcasting................................................    3          4          8
Other.......................................................    7          9         12
                                                              ---        ---        ---
          Total.............................................  100%       100%       100%
                                                              ===        ===        ===

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 5. DEBT

     At September 30, 1999, December 31, 1998 and 1997, the Company had the following credit facilities:

                                       1999                     1998                     1997
                                -------------------      -------------------      -------------------
                                FACILITY    AMOUNT       FACILITY    AMOUNT       FACILITY    AMOUNT
                                 AMOUNT     DRAWN         AMOUNT     DRAWN         AMOUNT     DRAWN
                                --------   --------      --------   --------      --------   --------
                                                           (IN THOUSANDS)
Debentures and notes payable:
     Master loan and security
       agreement..............  $250,000   $ 34,500      $250,000   $  6,000      $250,000   $ 23,116
     Unsecured long-term notes
       payable................   317,000    317,000       180,000    180,000            --         --
     SBA debentures...........    74,650     47,650        74,650     47,650        54,300     54,300
     OPIC loan................     5,700      5,700         5,700      5,700        20,000      8,700
     Master repurchase
       agreement..............        --         --       250,000         --       250,000    202,705
     Senior note payable......        --         --            --         --        20,000     20,000
                                --------   --------      --------   --------      --------   --------
          Total debentures and
            notes payable.....   647,350    404,850       760,350    239,350       594,300    308,821
                                --------   --------      --------   --------      --------   --------
Revolving lines of credit.....   340,000    133,000       200,000     95,000        80,000     38,842
                                --------   --------      --------   --------      --------   --------
          Total Debt..........  $987,350   $537,850      $960,350   $334,350      $674,300   $347,663
                                ========   ========      ========   ========      ========   ========

  MASTER LOAN AND SECURITY AGREEMENT

     The Company, and BMI, established a facility to borrow up to $250,000,000, of which $100,000,000 is committed, using commercial mortgage loans as collateral under the agreement. The Company pledges commercial mortgage loans as collateral for the facility such that the amount borrowed is approximately equal to 80 percent to 90 percent of the value of the collateral pledged. The agreement generally requires interest only payments with all principal due at maturity. Principal may be repaid at any time without penalty. The agreement bears interest at the one-month London Interbank Offer Rate ("LIBOR") plus 1.0 percent, or 6.4 percent, 6.6 percent and 6.7 percent, at September 30, 1999, December 31, 1998 and 1997, respectively. Average debt outstanding, maximum amount borrowed, and weighted average interest rate charged on this facility for the nine months ended September 30, 1999 and for the years ended December 31, 1998 and 1997 were $40,323,000, $21,932,000 and $17,899,000; $84,392,000,
$56,000,000 and $23,116,000; and 6.1 percent, 6.5 percent and 6.7 percent;
respectively. The agreement matured on October 7, 1999 and the Company, without BMI, extended the facility through October 30, 2000, with a total committed facility up to $100,000,000.

  UNSECURED LONG-TERM NOTES PAYABLE

     In June 1998 and May 1999 the Company issued unsecured long-term notes held by private institutional investors. The notes have terms of 5 or 7 years with an aggregate principal balance of $317,000,000. The weighted average interest rate on the notes is 7.3 percent and interest only is payable semi-annually until maturity. The notes may be prepaid in whole or in part together with an interest premium as stipulated in the note agreement.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 5. DEBT, CONTINUED
  SBA DEBENTURES

     At September 30, 1999, December 31, 1998 and 1997, the Company had drawn debentures totaling $47,650,000, $47,650,000 and $54,300,000, respectively, payable to the SBA at interest rates ranging from 6.9 percent to 9.6 percent. Scheduled maturity dates are as follows: 1999 -- $0; 2000 -- $17,300,000; 2001 -- $9,350,000; 2002 -- $0; 2003 -- $0; and $21,000,000 thereafter. The debentures require semi-annual interest-only payments with all principal due upon maturity. The SBA debentures are subject to prepayment penalties if paid prior to maturity.

  OVERSEAS PRIVATE INVESTMENT CORPORATION (OPIC) LOAN

     The Company has a loan agreement with OPIC to provide financing for international projects involving qualifying U.S. small businesses. Loans under this agreement bear interest at the U.S. Treasury rate plus 0.5 percent for the applicable period of the borrowing, or 6.6 percent, 6.6 percent and 6.8 percent at September 30, 1999, December 31, 1998 and 1997, respectively. In addition, OPIC is entitled to receive from the Company a contingent fee at maturity of the loan equal to 5 percent of the return generated by the OPIC-related investments in excess of 7 percent. There are no required principal payments until the OPIC loans mature in January 2006.

  REVOLVING LINES OF CREDIT

     In May 1999, the Company increased its unsecured revolving line of credit to $340,000,000 from $315,000,000. The facility bears interest at LIBOR plus
1.25 percent, or 6.6 percent and 6.9 percent at September 30, 1999 and December 31, 1998, respectively, and requires a commitment fee equal to 0.25 percent of the committed amount. The new line expires in March 2001. The line of credit requires monthly payments of interest and all principal is due upon its expiration.

     The average debt outstanding on the revolving lines were $83,253,000, $51,904,000 and $30,033,000 for the nine months ended September 30, 1999 and for the years ended December 31, 1998 and 1997, respectively. The maximum amount borrowed under these facilities and the weighted average interest rate for the nine months ended September 30, 1999 and for the years ended December 31, 1998 and 1997 were $174,000,000, $105,000,000 and $45,759,000, and 6.4 percent, 6.8 percent and 8.1 percent, respectively.

NOTE 6. INCOME TAXES

     For the years ended December 31, 1998, 1997 and 1996, the Company's effective tax rate was 1.0 percent, 2.3 percent and 3.5 percent, respectively. The Company incurred no income tax for the nine months ended September 30, 1999.

     For the year ended December 31, 1998, the Company incurred income tax expense of $787,000 which resulted from the realization of a taxable net built-in gain associated with property owned by Advisers prior to the Merger.

     For the years ended December 31, 1997 and 1996, the Company's income subject to federal and state taxes related to the income generated by the pre-Merger operations of Advisers. The income generated by the other Predecessor Companies is not subject to federal and state income taxes because these companies qualified as regulated investment companies or a real estate investment trust.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 7. PREFERRED STOCK

     Allied Investment has outstanding a total of 60,000 shares of $100 par value, 3 percent cumulative preferred stock and 10,000 shares of $100 par value, 4 percent redeemable cumulative preferred stock issued to the SBA pursuant to
Section 303(c) of the Small Business Investment Act of 1958, as amended. The 3 percent cumulative preferred stock does not have a required redemption date. Allied Investment has the option to redeem in whole or in part the preferred stock by paying the SBA the par value of such securities and any dividends accumulated and unpaid to the date of redemption. The 4 percent redeemable cumulative preferred stock has a required redemption date of June 4, 2005.

NOTE 8. SHAREHOLDERS' EQUITY

     During the nine months ended September 30, 1999, the Company sold 3,803,000 shares of its common stock through underwriters for net proceeds of $73,321,000, after costs of $3,608,000 which included a weighted average discount of 3.8 percent. In addition, the Company sold 1,604,119 shares of its common stock to an institutional investor in three transactions. The net proceeds from the transactions were $29,758,000, after costs of $1,169,000 which included a discount of 3.0 percent.

     In 1998, the Company sold 3,565,000 shares of its common stock through an underwriter for net proceeds of $56,776,000, after costs of $3,384,000 which included a 5.0 percent fee paid to the underwriter. In 1998, the Company also sold 801,959 shares of its common stock to an institutional investor in two transactions. The net proceeds from the transactions were $12,899,000, after costs of $677,000 which included a weighted average discount of 4.0 percent.

     In 1996, the Company completed two non-transferable subscription rights offerings to common shareholders. The Company issued 1,433,414 shares of common stock pursuant to these offerings raising net proceeds to the Company of $17,147,000, after costs including a 2.5 percent fee paid to eligible broker/dealers.

     In 1996, the Company also sold 400,000 shares of its common stock through an underwriter for net proceeds of $5,218,000.

     The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to the average of the closing sales prices reported for the Company's common stock for the five days on which trading in the shares takes place immediately prior to the dividend payment date. For the nine months ended September 30, 1999 and for the years ended December 31, 1998, 1997 and 1996 the Company issued 169,588, 241,482, 550,971 and 913,206 shares, respectively, at an average price per share of $19.80, $20.35, $15.67 and $13.13, respectively.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 9. EARNINGS PER COMMON SHARE

                                                                                            PER COMMON
                                                               INCOME        SHARES        SHARE AMOUNT
                                                              --------       -------       -------------
                                                               (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
(UNAUDITED)
Net increase in net assets resulting from operations...       $67,645
Less: Preferred stock dividends                                  (165)
                                                              -------
Income available to common shareholders................       $67,480
                                                              =======
BASIC EARNINGS PER COMMON SHARE........................                      59,077            $1.14
                                                                                               =====
Options outstanding to officers........................                         162
                                                                             ------
DILUTED EARNINGS PER COMMON SHARE......................                      59,239            $1.14
                                                                             ======            =====
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
  (UNAUDITED)
Net increase in net assets resulting from operations...       $61,448
Less: Preferred stock dividends........................          (165)
                                                              -------
Income available to common shareholders................       $61,283
                                                              =======
BASIC EARNINGS PER COMMON SHARE........................                      51,502            $1.19
                                                                                               =====
Options outstanding to officers........................                         210
                                                                             ------
DILUTED EARNINGS PER COMMON SHARE......................                      51,712            $1.19
                                                                             ======            =====
1998
Net increase in net assets resulting from operations...       $78,078
Less: Preferred stock dividends........................          (230)
                                                              -------
Income available to common shareholders................       $77,848
                                                              =======
BASIC EARNINGS PER COMMON SHARE........................                      51,941            $1.50
                                                                                               =====
Options outstanding to officers........................                          33
                                                                             ------
DILUTED EARNINGS PER COMMON SHARE......................                      51,974            $1.50
                                                                             ======            =====
1997
Net increase in net assets resulting from operations...       $61,304
Less: Preferred stock dividends........................          (220)
                                                              -------
Income available to common shareholders................       $61,084
                                                              =======
BASIC EARNINGS PER COMMON SHARE........................                      49,218            $1.24
                                                                                               =====
Options outstanding to officers........................                          33
                                                                             ------
DILUTED EARNINGS PER COMMON SHARE......................                      49,251            $1.24
                                                                             ======            =====
1996
Net increase in net assets resulting from operations...       $54,947
Less: Preferred stock dividends........................          (220)
                                                              -------
Income available to common shareholders................       $54,727
                                                              =======
BASIC EARNINGS PER COMMON SHARE........................                      46,172            $1.19
                                                                                               =====
Options outstanding to officers........................                         561
                                                                             ------
DILUTED EARNINGS PER COMMON SHARE......................                      46,733            $1.17
                                                                             ======            =====

     Basic earnings per common share was computed by dividing the net increase in net assets resulting from operations, after deducting preferred stock dividends, by the weighted average number of common shares outstanding each period.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 9. EARNINGS PER COMMON SHARE, CONTINUED
     Diluted earnings per common share was computed by dividing the net increase in net assets resulting from operations, after deducting preferred stock dividends, by the weighted average number of common shares outstanding plus common shares issuable upon assumed exercise of stock options outstanding each period.

NOTE 10. EMPLOYEE STOCK OWNERSHIP PLAN AND DEFERRED COMPENSATION PLAN

     The Company has an employee stock ownership plan ("ESOP"). Pursuant to the ESOP, the Company is obligated to contribute 5 percent of each eligible participant's total cash compensation for the year to a plan account on the participant's behalf, which vests over a two-year period. ESOP contributions are used to purchase shares of the Company's common stock.

     As of September 30, 1999, December 31, 1998 and 1997, the ESOP held 299,998 shares, 282,500 shares and 433,047 shares, respectively, of the Company's common stock, the majority of which had been allocated to participants' accounts. The plan is funded annually and the total ESOP contribution expense for the years ended December 31, 1998, 1997, and 1996 was $489,000, $351,000 and $1,018,000,
respectively, net of forfeitures of $4,000, $0 and $36,000, respectively.

     In October 1999, the Board of Directors amended the ESOP in order to begin the process of terminating the ESOP. It is expected that the Company will make a final contribution to each eligible participant's account for 1999. Participants will have the opportunity to roll their respective ESOP balances to the Company's 401(k) plan.

     The Company also has a deferred compensation plan (the "DC Plan"). Eligible participants in the DC Plan may elect to defer some of their compensation and have such compensation credited to a participant account. All amounts credited to a participant's account shall be credited solely for purposes of accounting and computation and remain assets of the Company and subject to the claims of the Company's general creditors. Amounts credited to participants under the DC Plan are at all times 100 percent vested and non-forfeitable except for amounts credited to participants' accounts related to the Formula Award (see Note 12). A participant's account shall become distributable upon his or her separation from service, retirement, disability, death, or at a future determined date. All DC Plan accounts will be distributed in the event of a change of control of the Company or in the event of the Company's insolvency. Amounts deferred by participants under the DC Plan are funded to a trust, the trustee of which administers the DC Plan on behalf of the Company.

NOTE 11. 401(k) PLAN

     In October 1999, the Company established a 401(k) plan, which will replace the existing ESOP. All employees who are at least 21 years of age have the opportunity to contribute pre-tax salary deferrals into the 401(k) Plan up to $10,500, and to direct the investment of these contributions. In addition, beginning in 2000, the Company expects to contribute to each eligible participant 5% of each participant's total cash compensation for the year, up to $170,000, to each participant's plan account on the participant's behalf, which would be fully vested at the time of contribution. This contribution would replace any contribution to the ESOP.

NOTE 12. STOCK OPTION PLAN

     In conjunction with the Merger, all stock option plans that existed for Allied Lending and the Predecessor Companies before the Merger ("Old Plans") were cancelled on December 31, 1997, and

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 12. STOCK OPTION PLAN, CONTINUED
at a special meeting of shareholders on November 26, 1997, the Company's shareholders approved a new stock option plan ("ACC Plan") for the Company to be effected post-Merger.

  THE ACC PLAN

     The purpose of the ACC Plan is to provide officers and non-officer directors of the Company with additional incentives. Options may be granted from time to time on up to 6,250,000 shares, which represents approximately 11 percent of the outstanding shares as of December 31, 1998.

     Options are exercisable at a price equal to the fair market value of the shares on the day the option is granted. Each option states the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted.

     All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of the Company for any cause other than death or total and permanent disability. If an optionee dies or becomes totally and permanently disabled before expiration of the options without fully exercising them, he or she or the executors or administrators or legatees or distributees of the estate shall, as may be provided at the time of the grant, have the right, within one year after the optionee's death or total and permanent disability, to exercise the options in whole or in part before the expiration of their term. In the event of a change of control of the Company, all outstanding options will become fully vested and exercisable as of the change of control. For the nine months ended September 30, 1999 and for the year ended December 31, 1998, the Company's compensation committee granted a total of 553,921 options and 5,189,944 options, respectively, to officers and non-officer directors of the Company under the ACC Plan. The options awarded to officers were generally non-qualified stock options that vest over a five-year period from the grant date. The stock options have been granted at the market price on the date of grant with a weighted average exercise price equal to $20.33 per share. At September 30, 1999, options for 1,460,111 shares were vested. 191,135 options were exercised and 149,611 options were cancelled during the nine months ended September 30, 1999. Options were exercised for 10,408 shares, and options were canceled for 65,638 shares during the year ended December 31, 1998.

  OLD PLAN ACTIVITY

     During 1997 and 1996, the Predecessor Companies granted 1,474,000 and 866,000 options, respectively, under the Old Plans at exercise prices ranging from $9.53 to $22.58 per share. Total shares issued pursuant to the exercise of stock options totaled 2,395,000 and 1,051,000 during 1997 and 1996, respectively.

  NOTES RECEIVABLE FROM THE SALE OF COMMON STOCK

     The Company provides loans to officers for the exercise of options. The loans have varying terms not exceeding ten years, bear interest at the applicable federal interest rate in effect at the date of issue and have been recorded as a reduction to shareholders' equity. As of September 30, 1999 and December 31, 1998, 1997 and 1996, the Company had outstanding loans to officers of $27,276,000, $23,735,000, $29,611,000 and $15,491,000, respectively. Officers with outstanding loans repaid principal of $255,000, $5,591,000, $6,534,000, and $2,199,000 for the nine months ended September 30, 1999 and for the years ended December 31, 1998, 1997 and 1996, respectively. The

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 12. STOCK OPTION PLAN, CONTINUED
Company recognized interest income from these loans of $1,115,000, $1,600,000, $1,031,000 and $529,000, respectively, during these same periods.

     The Company accounts for its stock options as required by the Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees," and no compensation cost has been recognized. Had compensation cost for the plan been determined consistent with SFAS No. 123 "Accounting for Stock Based Compensation," the Company's net increase in net assets resulting from operations and basic and diluted earnings per common share would have been reduced to the following pro forma amounts:

                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                 -----------------------------------------
                                                                   1998            1997            1996
                                                                 ---------       ---------       ---------
                                                                 (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Net increase in net assets resulting from operations:
     As reported..........................................        $78,078         $61,304         $54,947
     Pro forma............................................        $72,684         $60,656         $53,372
Basic earnings per common share:
     As reported..........................................        $  1.50         $  1.24         $  1.19
     Pro forma............................................        $  1.39         $  1.23         $  1.16
Diluted earnings per common share:
     As reported..........................................        $  1.50         $  1.24         $  1.17
     Pro forma............................................        $  1.39         $  1.23         $  1.14

     Pro forma expenses are based on the underlying value of the options granted by the Company and the Predecessor Companies. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model.

NOTE 13. FORMULA AWARD AND CUT-OFF AWARD

     The Formula Award was established to compensate employees from the point when their unvested options would cease to appreciate in value (the Merger announcement date), up until the time at which they would be able to receive option awards in ACC post-Merger. In the aggregate, the Formula Award equaled 6 percent of the difference between an amount equal to the combined aggregated market capitalizations of the Predecessor Companies as of the close of the market on the day before the Merger date (December 30, 1997), less an amount equal to the combined aggregate market capitalizations of Allied Lending and the Predecessor Companies as of the close of the market on the Merger announcement date. Advisers' compensation committee allocated the Formula Award to individual officers on December 30, 1997. The amount of the Formula Award as computed at December 30, 1997 was $18,994,000. This amount was contributed to the Company's deferred compensation trust under the DC Plan (see Note 10) and was used to purchase shares of the Company's stock (included in common stock held in deferred compensation trust). The Formula Award vests equally in three installments on December 31, 1998, 1999 and 2000; provided, however, that such Formula Award vests immediately upon a change in control of the Company. The Formula Award will be expensed in each year in which it vests. For the nine months ended September 30, 1999 and for the year ended December 31, 1998, $4,681,000 and $6,242,000, respectively was expensed as a result of the Formula Award. Vested Formula Awards are distributable to recipients at the Company's discretion, however, sale of the Company's stock by the recipients is restricted. Unvested Formula Awards are forfeited upon a recipient's separation from service and the related

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 13. FORMULA AWARD AND CUT-OFF AWARD, CONTINUED
Company stock is retired. For the nine months ended September 30, 1999 and for the year ended December 31, 1998, $61,000 and $270,000, respectively, of the Formula Award was forfeited.

     On January 4, 1999, the Company distributed shares of the Company's common stock with a value of $4,062,000 representing the portion of the Formula Award that vested on December 31, 1998.

     The Predecessor Companies' existing stock option plans were canceled and the Company established a cut-off dollar amount for all existing, but unvested options as of the date of the Merger (the "Cut-off Award"). The Cut-off Award is computed for each unvested option as of the Merger date. The Cut-off Award is equal to the difference between the market price on August 14, 1997 (the Merger announcement date) of the shares of stock underlying the option less the exercise price of the option. The Cut-off Award is payable for each unvested option upon the future vesting date of that option. The Cut-off Award was designed to cap the appreciated value in unvested options at the Merger announcement date, in order to set the foundation to balance option awards upon the Merger. The Cut-off Award approximates $2.9 million in the aggregate and is expensed as the Cut-off Award vests. For the nine months ended September 30, 1999 and for the year ended December 31, 1998, $507,000 and $807,000, respectively, of the Cut-off Award vested.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 14. DIVIDENDS AND DISTRIBUTIONS

     The Company's Board of Directors declared and the Company paid a $1.20 per common share dividend, or $71,800,000, for the nine months ended September 30, 1999.

     For the years ended December 31, 1998, 1997 and 1996, the Company declared the following distributions:

                                                    1998                 1997                 1996
                                               ---------------      ---------------      ---------------
                                                         TOTAL                TOTAL                TOTAL
                                                TOTAL     PER        TOTAL     PER        TOTAL     PER
                                               AMOUNT    SHARE      AMOUNT    SHARE      AMOUNT    SHARE
                                               -------   -----      -------   -----      -------   -----
                                                       (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
First quarter............................      $18,025   $0.35      $14,347   $0.30      $11,158   $0.25
Second quarter...........................       17,966    0.35       14,795    0.30       11,911    0.26
Third quarter............................       17,976    0.35       15,548    0.31       12,743    0.27
Fourth quarter...........................       19,444    0.35       31,022    0.61       13,678    0.29
Annual extra distribution................        1,676    0.03        1,118    0.02        7,908    0.16
Special undistributed earnings
  distribution...........................           --      --        8,848    0.17           --      --
                                               -------   -----      -------   -----      -------   -----
Total distributions to common
  shareholders...........................      $75,087   $1.43      $85,678   $1.71      $57,398   $1.23
                                               =======   =====      =======   =====      =======   =====

     For income tax purposes, distributions for 1998, 1997 and 1996 were comprised of the following:

                                                    1998                 1997                 1996
                                               ---------------      ---------------      ---------------
                                                         TOTAL                TOTAL                TOTAL
                                                TOTAL     PER        TOTAL     PER        TOTAL     PER
                                               AMOUNT    SHARE      AMOUNT    SHARE      AMOUNT    SHARE
                                               -------   -----      -------   -----      -------   -----
                                                       (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Ordinary income..........................      $49,397   $0.94      $39,356   $0.79      $41,563   $0.89
Long-term capital gains..................       25,690    0.49       31,037    0.62       15,835    0.34
Return of capital (tax)..................           --      --        6,437    0.13           --      --
                                               -------   -----      -------   -----      -------   -----
Total distributions before special
  distribution...........................       75,087    1.43       76,830    1.54       57,398    1.23
                                               -------   -----      -------   -----      -------   -----
Special undistributed earnings
  distribution...........................           --      --        8,848    0.17           --      --
Total distributions to common
  shareholders...........................      $75,087   $1.43      $85,678   $1.71      $57,398   $1.23
                                               =======   =====      =======   =====      =======   =====

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 14. DIVIDENDS AND DISTRIBUTIONS, CONTINUED
     The following table summarizes the differences between financial statement net income and taxable income for the years ended December 31, 1998, 1997 and 1996:

                                                               1998      1997      1996
                                                              -------   -------   -------
                                                                    (IN THOUSANDS)
Financial statement net income..............................  $78,078   $61,304   $54,947
Adjustments:
     Net unrealized (gains) losses..........................   (1,079)   (7,209)    7,412
     Amortization of discount...............................    2,207    (1,124)   (2,779)
     Net gain on securitization of commercial mortgage
       loans................................................  (14,812)       --        --
     Interest income from securitized commercial mortgage
       loans................................................    4,910        --        --
     Gains from disposition of portfolio assets.............    1,177    17,890       874
     Expenses not deductible for tax:
          Merger expenses...................................       --     5,159        --
          Formula award.....................................    6,242        --        --
          Other.............................................    1,393       853     2,306
     Other..................................................   (3,029)   (9,050)   (1,372)
     Income tax expense.....................................       --     1,444     1,945
                                                              -------   -------   -------
Taxable income..............................................  $75,087   $69,267   $63,333
                                                              =======   =======   =======

NOTE 15. CONCENTRATIONS OF CREDIT RISK

     The Company places its cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit. At September 30, 1999 and December 31, 1998 and 1997, cash and cash equivalents consisted of the following:

                                                SEPTEMBER 30,
                                                    1999         1998       1997
                                                -------------   -------   --------
                                                 (UNAUDITED)
                                                          (IN THOUSANDS)
Cash and cash equivalents.....................     $22,455      $31,833   $76,791
Less escrows held.............................      (7,079)      (6,758)   (6,354)
                                                   -------      -------   -------
Total.........................................     $15,376      $25,075   $70,437
                                                   =======      =======   =======

NOTE 16. SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

     For the nine months ended September 30, 1999 and for the years ended December 31, 1998, 1997 and 1996, the Company paid $16,707,000, $21,708,000,
$26,874,000 and $21,391,000, respectively, for interest and income taxes. During 1999, 1998, 1997 and 1996, the Company's non-cash financing activities totaled $7,250,000, $6,237,000, $48,207,000 and $22,361,000, respectively, related primarily to common stock issuances resulting from stock option exercises and dividend reinvestment shares issued. During 1999, 1998, 1997 and 1996, the Company's non-cash investing activities totaled $2,226,000, $1,265,000, $12,022,000 and $2,004,000, respectively.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 17. SELECTED QUARTERLY DATA (UNAUDITED)

  (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                          1998
                                                          -------------------------------------
                                                           QTR 1     QTR 2     QTR 3     QTR 4
                                                          -------   -------   -------   -------
Total interest and related portfolio income.............  $36,897   $21,321   $22,546   $25,974
Portfolio income before realized and unrealized gains...  $24,920   $ 9,148   $ 9,401   $11,776
Net increase in net assets resulting from operations....  $32,065   $14,476   $14,906   $16,631
Basic earnings per common share.........................  $  0.62   $  0.28   $  0.29   $  0.31
Diluted earnings per common share.......................  $  0.61   $  0.28   $  0.29   $  0.31

                                                                          1997
                                                          -------------------------------------
                                                           QTR 1     QTR 2     QTR 3     QTR 4
                                                          -------   -------   -------   -------
Total interest and related portfolio income.............  $21,399   $24,911   $25,111   $25,984
Portfolio income before realized and unrealized gains...  $11,968   $14,095   $12,093   $ 7,910
Net increase in net assets resulting from operations....  $12,646   $18,296   $17,146   $13,216
Basic earnings per common share.........................  $  0.27   $  0.37   $  0.35   $  0.25
Diluted earnings per common share.......................  $  0.27   $  0.37   $  0.35   $  0.25

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

                          CONSOLIDATING BALANCE SHEET

                                                                          DECEMBER 31, 1998
                                               ------------------------------------------------------------------------
                                                            ALLIED     ALLIED                              CONSOLIDATED
                                                 ACC      INVESTMENT    SBLC      OTHERS    ELIMINATIONS      TOTAL
                                               --------   ----------   -------   --------   ------------   ------------
                                                                            (IN THOUSANDS)
ASSETS
Portfolio at value:
     Mezzanine loans and debt securities.....  $264,968    $ 74,195    $    --   $     --    $      --       $339,163
     Commercial mortgage loans...............   206,463          --         --     26,723           --        233,186
     Commercial mortgage-backed securities...    32,221          --         --     81,453           --        113,674
     Small Business Administration 7(a)
       loans.................................        --          --     56,285         --           --         56,285
     Equity interests in portfolio
       companies.............................    27,641      21,750         --         --           --         49,391
     Investments in subsidiaries.............   159,945          --         --       (335)    (159,610)            --
     Other portfolio assets..................       277          --         50      8,248           --          8,575
                                               --------    --------    -------   --------    ---------       --------
         Total portfolio at value............   691,515      95,945     56,335    116,089     (159,610)       800,274
                                               --------    --------    -------   --------    ---------       --------
Cash and cash equivalents....................     5,308      15,068      2,776      1,923           --         25,075
Intercompany notes and receivables...........    90,194       1,824         90         --      (92,108)            --
Other assets.................................    16,822       1,932      9,360      2,734         (118)        30,730
                                               --------    --------    -------   --------    ---------       --------
         Total assets........................  $803,839    $114,769    $68,561   $120,746    $(251,836)      $856,079
                                               ========    ========    =======   ========    =========       ========
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Debentures and notes payable............  $191,700    $ 47,650    $    --   $     --    $      --       $239,350
     Revolving lines of credit...............    95,000          --         --         --           --         95,000
     Accounts payable and other
       liabilities...........................    25,003         858      1,655        396           --         27,912
     Dividends and distributions payable.....     1,700       5,085      5,594         --      (10,679)         1,700
     Intercompany notes and payables.........     5,319          98     46,116     30,001      (81,534)            --
                                               --------    --------    -------   --------    ---------       --------
                                                318,722      53,691     53,365     30,397      (92,213)       363,962
                                               --------    --------    -------   --------    ---------       --------
Commitments and contingencies
Preferred stock issued to Small Business
  Administration.............................        --       7,000         --         --           --          7,000
Shareholders' equity:
     Common stock............................         6          --         --          1           (1)             6
     Additional paid-in capital..............   526,824      38,604     17,563     82,294     (138,461)       526,824
     Common stock held in deferred
       compensation trust....................   (19,431)         --         --         --           --        (19,431)
     Notes receivable from sale of common
       stock.................................   (23,735)         --         --         --           --        (23,735)
     Net unrealized appreciation
       (depreciation) on portfolio...........     2,380       1,486     (2,072)    (1,503)       2,089          2,380
     Undistributed (distributions in excess
       of) earnings..........................      (927)     13,988       (295)     9,557      (23,250)          (927)
                                               --------    --------    -------   --------    ---------       --------
         Total shareholders' equity..........   485,117      54,078     15,196     90,349     (159,623)       485,117
                                               --------    --------    -------   --------    ---------       --------
         Total liabilities and shareholders'
           equity............................  $803,839    $114,769    $68,561   $120,746    $(251,836)      $856,079
                                               ========    ========    =======   ========    =========       ========

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

                     CONSOLIDATING STATEMENT OF OPERATIONS

                                                   FOR THE YEAR ENDED DECEMBER 31, 1998
                                  -----------------------------------------------------------------------
                                               ALLIED     ALLIED                             CONSOLIDATED
                                    ACC      INVESTMENT    SBLC     OTHERS    ELIMINATIONS      TOTAL
                                  --------   ----------   -------   -------   ------------   ------------
                                                              (IN THOUSANDS)
Interest and related portfolio
income:
      Interest..................  $ 51,247    $11,836     $ 6,257   $10,581     $     --       $ 79,921
      Intercompany interest
        income..................     4,846         --          --        --       (4,846)            --
      Net premiums from loan
        dispositions............     2,920        240       2,789        --           --          5,949
      Net gain on securitization
        of commercial mortgage
        loans...................        --         --          --    14,812           --         14,812
      Income from investments in
        wholly owned
        subsidiaries............    48,873         --          --        --      (48,873)            --
      Investment advisory fees
        and other income........     4,343          9         837       867           --          6,056
                                  --------    -------     -------   -------     --------       --------
          Total interest and
            related portfolio
            income..............   112,229     12,085       9,883    26,260      (53,719)       106,738
                                  --------    -------     -------   -------     --------       --------
Expenses:
      Interest on
        indebtedness............    15,092      4,651         711       240           --         20,694
      Intercompany interest on
        indebtedness............        --        503       2,693     1,643       (4,839)            --
      Salaries and employee
        benefits................    11,829         --          --        --           --         11,829
      General and
        administrative..........     9,417        437         944     1,123           --         11,921
                                  --------    -------     -------   -------     --------       --------
          Total operating
            expenses............    36,338      5,591       4,348     3,006       (4,839)        44,444
                                  --------    -------     -------   -------     --------       --------
      Formula and cut-off
        awards..................     7,049         --          --        --           --          7,049
                                  --------    -------     -------   -------     --------       --------
Portfolio income before realized
  and unrealized gains
  (losses)......................    68,842      6,494       5,535    23,254      (48,880)        55,245
                                  --------    -------     -------   -------     --------       --------
Net realized and unrealized
  gains:
      Net realized gains
        (losses)................     8,156     10,407         (39)    4,017           --         22,541
      Net unrealized gains
        (losses)................       956     (3,502)     (1,679)   (1,377)       6,681          1,079
                                  --------    -------     -------   -------     --------       --------
          Total net realized and
            unrealized gains
            (losses)............     9,112      6,905      (1,718)    2,640        6,681         23,620
                                  --------    -------     -------   -------     --------       --------
Income before minority interests
  and income taxes..............    77,954     13,399       3,817    25,894      (42,199)        78,865
                                  --------    -------     -------   -------     --------       --------
Minority interests..............        --         --          --        --           --             --
Income tax expense..............        --         --          --       787           --            787
                                  --------    -------     -------   -------     --------       --------
Net increase in net assets
  resulting from operations.....  $ 77,954    $13,399     $ 3,817   $25,107     $(42,199)      $ 78,078
                                  ========    =======     =======   =======     ========       ========

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

                     CONSOLIDATING STATEMENT OF CASH FLOWS

                                                               FOR THE YEAR ENDED DECEMBER 31, 1998
                                            --------------------------------------------------------------------------
                                                          ALLIED      ALLIED                              CONSOLIDATED
                                               ACC      INVESTMENT     SBLC      OTHERS    ELIMINATIONS      TOTAL
                                            ---------   ----------   --------   --------   ------------   ------------
                                                                          (IN THOUSANDS)
Cash flows from operating activities:
    Net increase in net assets resulting
      from operations.....................  $  77,954    $ 13,399    $  3,817   $ 25,107     $(42,199)     $  78,078
    Adjustments
      Net unrealized (gains) losses.......       (956)      3,502       1,679      1,377       (6,681)        (1,079)
      Net gain on securitization of
        commercial mortgage loans.........         --          --          --    (14,812)          --        (14,812)
      Depreciation and amortization.......        702          --          --         --           --            702
      Amortization of loan discounts and
        fees..............................     (4,741)       (583)       (708)        --           --         (6,032)
      Changes in other assets and
        liabilities.......................      3,267         908      (2,329)    10,152           --         11,998
                                            ---------    --------    --------   --------     --------      ---------
        Net cash provided by operating
          activities......................     76,226      17,226       2,459     21,824      (48,880)        68,855
                                            ---------    --------    --------   --------     --------      ---------
Cash flows from investing activities:
      Investments in small business
        concerns..........................   (426,797)    (18,870)    (57,725)   (25,333)       4,195       (524,530)
      Collections of investment
        principal.........................    112,535      21,210       4,183        153           --        138,081
      Proceeds from loan sales............     44,063          --      36,950         --           --         81,013
      Proceeds from securitization of
        commercial mortgage loans.........    223,401          --          --         --           --        223,401
      Net (purchase) redemption of U.S.
        government securities.............         --      11,091          --         --           --         11,091
      Collections (advances) under
        intercompany notes................    (42,170)    (19,756)     34,458     27,468           --             --
      Collections of notes receivable from
        sale of common stock..............      5,591          --          --         --           --          5,591
      Other investing activities..........     (2,539)         --          --         --           --         (2,539)
                                            ---------    --------    --------   --------     --------      ---------
        Net cash (used in) provided by
          investing activities............    (85,916)     (6,325)     17,866      2,288        4,195        (67,892)
                                            ---------    --------    --------   --------     --------      ---------
Cash flows from financing activities:
      Sale of common stock................     69,896          --          --         --           --         69,896
      Purchase of common stock by deferred
        compensation trust................    (19,431)         --          --         --           --        (19,431)
      Purchase of common stock of
        subsidiaries......................     (5,000)         --       5,000         --           --             --
      Common dividends and distributions
        paid..............................    (69,536)         --          --         --           --        (69,536)
      Special undistributed earnings
        distribution paid.................     (8,848)         --          --         --           --         (8,848)
      Dividends paid to parent company....         --     (22,204)     (5,594)   (16,887)      44,685             --
      Preferred stock dividends...........         --        (450)         --         --           --           (450)
      Net payments on debentures and notes
        payable...........................    (53,871)    (15,600)         --         --           --        (69,471)
      Net borrowings under revolving lines
        of credit.........................     74,706          --     (18,548)        --           --         56,158
      Other financing activities..........      1,124          --          --     (5,767)          --         (4,643)
                                            ---------    --------    --------   --------     --------      ---------
        Net cash used in financing
          activities......................    (10,960)    (38,254)    (19,142)   (22,654)      44,685        (46,325)
                                            ---------    --------    --------   --------     --------      ---------
Net (decrease) increase in cash and cash
  equivalents.............................    (20,650)    (27,353)      1,183      1,458           --        (45,362)
                                            ---------    --------    --------   --------     --------      ---------
Cash and cash equivalents at beginning of
  year....................................     25,958      42,421       1,593        465           --         70,437
                                            ---------    --------    --------   --------     --------      ---------
Cash and cash equivalents at end of
  year....................................  $   5,308    $ 15,068    $  2,776   $  1,923     $     --      $  25,075
                                            =========    ========    ========   ========     ========      =========

  The accompanying notes are an integral part of these consolidated financial statements.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF ALLIED CAPITAL CORPORATION AND
SUBSIDIARIES:

     We have audited the consolidated balance sheet of Allied Capital Corporation and subsidiaries as of December 31, 1998 and 1997, including the consolidated statement of investments as of December 31, 1998, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 1998. These consolidated financial statements and supplementary consolidating financial information referred to below are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and supplementary consolidating financial information referred to below based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. These procedures included physical counts of investments. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Allied Capital Corporation and subsidiaries as of December 31, 1998 and 1997, and the consolidated results of their operations, changes in net assets and cash flows for each of the three years in the period then ended in conformity with generally accepted accounting principles.

     As discussed in Note 3, the consolidated financial statements include investments valued at $800,274,000 as of December 31, 1998 and $697,021,000 as of December 31, 1997, (93 percent and 86 percent, respectively, of total assets) whose values have been estimated by the board of directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the board of directors in arriving at its estimate of value of such investments and have inspected the underlying documentation, and in the circumstances we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, the board of directors' estimate of values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

     Our audit was made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary consolidating balance sheet and related consolidating statements of operations and cash flows are presented for purposes of additional analysis and are not a required part of the basic financial statements. This information has been subjected to the auditing procedures applied in our audit of the basic consolidated financial statements and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ Arthur Anderson

Vienna, Virginia
February 18, 1999

                           ALLIED CAPITAL CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION
                               NOVEMBER 19, 1999

                           -------------------------

     This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the prospectus dated November 19, 1999 relating to this offering and the accompanying prospectus supplement, if any. You can obtain a copy of the prospectus by calling Allied Capital Corporation at 1-888-818-5298 and asking for Investor Relations. Terms not defined herein have the same meaning as given to them in the prospectus.

                               TABLE OF CONTENTS

                                                               PAGE IN THE       LOCATION
                                                                STATEMENT       OF RELATED
                                                              OF ADDITIONAL   DISCLOSURE IN
                                                               INFORMATION    THE PROSPECTUS
                                                              -------------   --------------
General Information and History.............................       B-2         1;12;36
Investment Objective and Policies...........................       B-2         1;12;36
Management..................................................       B-2            53
     Compensation of Executive Officers and Directors.......       B-2            56
     Compensation of Directors..............................       B-3            56
     Stock Option Awards....................................       B-4            56
     Formula Award and Cut-Off Award........................       B-4            56
     Committees of the Board of Directors...................       B-6           N/A
Control Persons and Principal Holders of Securities.........       B-7           N/A
Investment Advisory Services................................       B-8            53
Safekeeping, Transfer and Dividend Paying Agent and
  Registrar.................................................       B-8            69
Accounting Services.........................................       B-8            69
Brokerage Allocation and Other Practices....................       B-8           N/A
Tax Status..................................................       B-9            59

                           -------------------------

                        GENERAL INFORMATION AND HISTORY

     This SAI contains information with respect to Allied Capital Corporation (the "Company"). The Company changed its name from "Allied Capital Lending Corporation" to "Allied Capital Corporation," effective upon the merger, which was consummated on December 31, 1997. The Company is a registered investment adviser. The Company was initially organized as a corporation in the District of Columbia in 1976 and was reincorporated in the state of Maryland in 1990.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Company is to achieve current income and capital gains. The Company seeks to achieve its investment objective by lending to and investing primarily in private, growing businesses in a variety of industries and in diverse geographic locations primarily in the United States. We focus on investments in three primary areas: mezzanine finance, commercial real estate finance and SBA 7(a) lending. Our investment portfolio consists primarily of small and middle-market subordinated loans with equity features, small and middle-market commercial mortgage loans, commercial mortgage-backed securities, and small senior loans. At September 30, 1999, our investment portfolio totaled $1,103.7 million. A discussion of the selected financial data, supplementary financial information and management's discussion and analysis of financial condition and results of operations is included in the prospectus. In addition to its core lending business, the Company also provides advisory services to private investment funds.

                                   MANAGEMENT

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

     Under Commission rules applicable to BDCs, we are required to set forth certain information regarding the compensation of certain executive officers and directors. The following table sets forth compensation paid by the Company in all capacities during the year ended December 31, 1998, to the directors and the three highest paid executive officers of the Company (collectively, the "Compensated Persons").

                               COMPENSATION TABLE

                                                                                   PENSION OR
                                             AGGREGATE         SECURITIES      RETIREMENT BENEFITS   DIRECTORS FEES
                                         COMPENSATION FROM     UNDERLYING      ACCRUED AS PART OF     PAID BY THE
           NAME AND POSITION              THE COMPANY(1)     OPTIONS/SARS(4)    COMPANY EXPENSES       COMPANY(5)
           -----------------             -----------------   ---------------   -------------------   --------------
William L. Walton, Chairman and Chief
Executive Officer(2)*..................     $2,158,599           754,188              $ --              $17,667
Joan M. Sweeney, Managing
  Director(2)..........................      1,178,920           374,275                --                    0
G. Cabell Williams III, Managing
  Director(2)..........................        896,873           278,403                --                    0
Brooks H. Browne, Director.............         10,500                --                --               10,500
John D. Firestone, Director............         11,500                --                --               11,500
Anthony T. Garcia, Director............         12,500                --                --               12,500
Lawrence I. Hebert, Director...........          8,500                --                --                8,500
John I. Leahy, Director................         17,167                --                --               17,167
Robert E. Long, Director...............         18,667                --                --               18,667
Warren K. Montouri, Director...........         15,667                --                --               15,667
Guy T. Steuart II, Director............         11,000                --                --               11,000
T. Murray Toomey, Director.............          7,500                --                --                7,500
Laura W. van Roijen, Director..........          8,500                --                --                8,500
George C. Williams, Jr. Director,
  Chairman Emeritus(3)*................        626,206           151,395                --               18,167

-------------------------
 *  Interested persons of the Company, as defined in the 1940 Act.
(1) There were no perquisites paid by the Company in excess of the lesser of $50,000 or 10% of the Compensated Person's total salary and bonus for the year.
(2) The following table provides detail for 1998 as to the aggregate compensation of the three highest paid executive officers of the Company.

                                                      VESTED                                 DEFERRED
                                                     FORMULA     CUT-OFF        ESOP       COMPENSATION   DIRECTORS
                               SALARY     BONUS       AWARD       AWARD     CONTRIBUTION   CONTRIBUTION     FEES
                              --------   --------   ----------   --------   ------------   ------------   ---------
      Mr. Walton............  $351,517   $525,000   $1,056,683   $170,156      $8,000        $29,576       $17,667
      Ms. Sweeney...........   222,191    275,000      619,154     38,965       8,000         15,610            --
      G. Cabell Williams
        III.................   225,327    275,000      287,523     88,257       8,000         12,766            --

   The Formula Award, which totaled approximately $19 million in the aggregate, vests in three equal installments on December 31, 1998, 1999, and 2000, and will be expensed for financial reporting purposes similarly. The amount of the Formula Award expensed in 1998 for financial reporting purposes for Mr. Walton, Ms. Sweeney and Mr. Williams was $1,472,451, $862,761 and $400,664, respectively. The amount expensed was based on the value of the Formula Award contribution to the deferred compensation plan in January 1998. On January 4, 1999, the first vested installment of the Formula Award was generally distributed to participants at the market value of the Company's common stock on that day. The distribution amount for Mr. Walton, Ms. Sweeney and Mr. Williams was $1,056,683, $619,154 and $287,523, respectively. The Company distributed the vested shares to brokerage accounts for the participants that restrict the sale of the vested shares.

   The Cut-Off Award, which totaled $2.9 million in the aggregate, will be paid to individuals on the respective vesting date of any options under the Old Plans which were canceled in connection with the merger. See "-- Cut-Off Award and Formula Award."

(3) In addition to director's fees, Mr. Williams received $144,000 in consulting fees, $32,686 in Cut-Off Award and $431,353 in vested Formula Award. The amount of the Formula Award expensed in 1998 for Mr. Williams was $601,068.
(4) See "Stock Option Awards" for terms of options granted in 1998. The Company does not maintain a restricted stock plan or a long-term incentive plan.
(5) Consists only of directors' fees paid by the Company during 1998. Such fees are also included in the column titled "Aggregate Compensation from the Company."

COMPENSATION OF DIRECTORS

     During the first quarter of 1998, each director received a fee of $1,000 for each meeting of the board of directors or any separate committee meeting attended, and $500 for each committee meeting attended on the same day as a board of directors meeting. Beginning in April 1998, each director received $1,000 for each board or committee meeting attended, except with respect to the members of the executive committee, who each received an annual retainer of $10,000 in lieu of fees paid for each executive committee meeting attended. For 1998, this annual retainer was prorated. Non-officer directors are eligible for stock option awards under the Company's current stock option plan pursuant to an exemptive order from the Commission, which was granted on September 8, 1999. On that date, each incumbent director received options to purchase 10,000 shares, and will receive options to purchase 5,000 shares each year thereafter. See
"-- Stock Option Awards" and "Management -- Compensation Plans -- Stock Option Plan" in the prospectus.

STOCK OPTION AWARDS

     The following table sets forth the details relating to option grants in 1998 to the Company's Compensated Persons and the potential realizable value of each grant, as prescribed to be calculated by the Commission.

                           OPTION GRANTS DURING 1998

                                                                                POTENTIAL REALIZABLE
                                                                              VALUE AT ASSUMED ANNUAL
                            NUMBER OF     PERCENT                                     RATES OF
                            SECURITIES    OF TOTAL    EXERCISE                   STOCK APPRECIATION
                            UNDERLYING    OPTIONS      PRICE                    OVER 10-YEAR TERM(3)
                             OPTIONS      GRANTED       PER      EXPIRATION   ------------------------
           NAME             GRANTED(1)   IN 1998(2)    SHARE        DATE          5%           10%
           ----             ----------   ----------   --------   ----------   ----------   -----------
William L. Walton.........   659,188       12.7%      $21.375      1/8/08     $8,861,216   $22,456,060
                              95,000         1.8      $17.875     12/8/08     $1,067,942   $ 2,706,374
Joan M. Sweeney...........   319,275         6.2      $21.375      1/8/08     $4,291,893   $10,876,500
                              55,000         1.1      $17.875     12/8/08     $  618,282   $ 1,566,848
G. Cabell Williams III....   223,403         4.3      $21.375      1/8/08     $3,003,122   $ 7,610,501
                              55,000         1.1      $17.875     12/8/08     $  618,282   $ 1,566,848
George C. Williams,
  Jr. ....................   141,395         2.7      $21.375      1/8/08     $1,900,720   $ 4,816,797
                              10,000         0.2      $17.875     12/8/08     $  112,415   $   284,881

-------------------------
(1) Options granted in 1998 generally vest in six equal installments beginning on the date of grant, with full vesting occurring on the fifth anniversary of the grant date or change of control of the Company.

(2) In 1998, the Company granted options to purchase a total of 5,189,944 shares.

(3) Potential realizable value is calculated on 1998 options granted, and is net of the option exercise price but before any tax liabilities that may be incurred. These amounts represent certain assumed rates of appreciation, as mandated by the Commission. Actual gains, if any, or stock option exercises are dependent on the future performance of the shares, overall market conditions, and the continued employment by the Company of the option holder. The potential realizable value will not necessarily be realized.

FORMULA AWARD AND CUT-OFF AWARD

     As discussed in the prospectus, prior to the merger options had been granted under the Old Plans to various employees of Advisers, who were also officers of the predecessor companies. In preparation for the merger, the compensation committee of Advisers, in conjunction with the compensation committee of the other predecessor companies, determined that the five Old Plans should be terminated upon the merger, so that the new merged Company would be able to develop a new plan that would incent all officers and directors with a single equity security. The existence of the Old Plans had resulted in certain inequities in option grants among the various officers of the predecessor companies simply because of the differences in the underlying equity securities.

     To balance stock option awards among employees, and to account for the deviations caused by the existence of five plans by five different publicly traded stocks, two special awards were developed to be granted in lieu of options under the Old Plans that were foregone upon the merger and the cancellation of the Old Plans.

     Formula Award. The Formula Award was designed to compensate officers from the point when their unvested options ceased to appreciate in value pursuant to the Cut-Off Award (i.e., August 14, 1997) up until the time at which they would be able to receive option awards in the Company after the merger became effective. In the aggregate, the Formula Award equaled six percent (6%) of the difference between the combined aggregate market capitalizations of the predecessor companies as of the close of the market on December 30, 1997, and the combined aggregate market capitalizations of the predecessor companies on August 14, 1997. In total, the combined aggregate market capitalization of the predecessor companies increased by $319 million from August 14, 1997 to December 30, 1997, and the aggregate Formula Award was approximately $19 million.

     The Formula Award was designed as a long-term incentive compensation program to be a replacement for canceled stock options and to balance share ownership among key officers for past and prospective service. The terms of the Formula Award required that the award be contributed to the Company's deferred compensation plan, and be used to purchase shares of the Company in the open market.

     The Formula Award vests and accrues equally over a three-year period, on the anniversary of the merger date (December 31, 1997), and vests automatically in the event of a change of control of the Company. If an officer terminates employment with the Company prior to the vesting of any part of the Formula Award, that amount will be forfeited to the Company. Assuming all officers meet the vesting requirement, the Company will accrue the Formula Award over the three-year period in equal amounts of approximately $6.4 million, less any forfeitures. For the year ended December 31, 1998, $6.2 million, net of forfeitures of $0.3 million, was expensed for the Formula Award. The following table indicates the Formula Award for each Compensated Person, and the related vesting schedule.

               FORMULA AWARD RECIPIENT                     1998         1999         2000
               -----------------------                  ----------   ----------   ----------
William L. Walton.....................................  $1,472,451   $1,472,451   $1,472,451
Joan M. Sweeney.......................................     862,761      862,761      862,761
G. Cabell Williams III................................     400,664      400,664      400,664
George C. Williams, Jr................................     601,068      601,068      601,068

     On January 4, 1999, the portion of the Formula Award that vested on December 31, 1998 was generally distributed to participants in the form of shares of the Company's common stock. These shares are held in restricted accounts at a brokerage firm.

     Cut-Off Award. The Cut-Off Award established a cut-off dollar amount as of the date of the announcement of the merger (August 14, 1997) that was computed for all outstanding, but unvested options that were canceled as of the date of the merger. The Cut-Off Award was designed to cap the appreciated value in unvested options as of the merger announcement date in order to set the foundation to balance option awards upon the merger. The Cut-Off Award, in the aggregate, was computed to be $2.9 million, and is equal to the difference between the market price of the shares of stock underlying the canceled options under the Old Plans at August 14, 1997, less the exercise prices of the options. The Cut-Off Award is payable for each canceled option as the canceled options would have vested and will vest automatically in the event of a change of control. The Cut-Off Award is only payable if the award recipient is employed by the Company on the future vesting date. The following table indicates the Cut-Off Award for each Compensated Person, and the related vesting schedule.

                CUT-OFF AWARD
                  RECIPIENT                       1998       1999       2000      2001      2002
----------------------------------------------  --------   --------   --------   -------   -------
William L. Walton.............................  $170,157   $170,157   $170,157   $     0   $     0
Joan M. Sweeney...............................    38,964     37,678     36,602     2,026         0
G. Cabell Williams III........................    88,257     46,802     39,677    21,152    18,916
George C. Williams, Jr........................    32,686      4,688     52,373         0         0

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's board of directors has established an Executive Committee, an Audit Committee, a Nominating Committee and a Compensation Committee.

     The Executive Committee has and may exercise those rights, powers and authority of the board of directors as the board of directors may from time to time grant to it, except where action by the board of directors is required by statute, an order of the Commission or the Company's charter or bylaws. In addition, the Executive Committee is authorized to approve all investments over $10 million, or any investment that possesses unusual risk/reward characteristics. The Executive Committee consists of Messrs. Walton, Leahy, Long, Montouri, and Williams. The Executive Committee met sixteen times during 1998.

     The Audit Committee recommends the selection of independent public accountants for the Company, reviews with such independent public accountants the planning, scope and results of their audit of the Company's financial statements and the fees for services performed, reviews with the independent public accountants the adequacy of internal control systems, reviews the annual financial statements and receives the Company's audit reports and financial statements. The Audit Committee consists of Messrs. Browne, Leahy and Steuart. The Audit Committee met twice during 1998.

     The Compensation Committee determines the compensation for the Company's executive officers and the amount of salary and bonus to be included in the compensation package for each of the Company's officers and employees. In addition, the Compensation Committee approves stock option grants for the Company's officers under the Company's Stock Option Plan. The Compensation Committee consists of Messrs. Browne, Long, Firestone and Garcia. The Compensation Committee met four times during 1998.

     The Nominating Committee recommends candidates for election as directors. The Nominating Committee consists of Messrs. Walton, Hebert, Toomey and Steuart, and Ms. van Roijen. The Nominating Committee met once in 1998.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of November 5, 1999, there were no persons that owned 25% or more of the Company's outstanding voting securities, and no person would be deemed to control the Company, as such term is defined in the 1940 Act.

     The following table sets forth, at November 5, 1999, the beneficial ownership of the shareholders owning 5% or more of the common stock outstanding as well as each current director, the Chief Executive Officer, the Company's executive officers, and the executive officers and directors as a group. The address for each director and executive officer is 1919 Pennsylvania Avenue, NW, Washington, DC 20006. Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power.

                       NAME OF                           NUMBER OF SHARES         PERCENTAGE OF
                   BENEFICIAL OWNER                     OWNED BENEFICIALLY          CLASS (1)
------------------------------------------------------  ------------------        -------------
Wallace R. Weitz and Company 1125 South 103rd Street
Omaha, NE 68124                                             3,167,000                   5.1%
DIRECTORS:
  William L. Walton...................................        812,952(2,3)              1.3%
  Brooks H. Browne....................................         50,168                      *
  John D. Firestone...................................         30,876                      *
  Anthony T. Garcia...................................         62,507                      *
  Lawrence I. Hebert..................................         26,800                      *
  John I. Leahy.......................................         26,818                      *
  Robert E. Long......................................         19,796                      *
  Warren K. Montouri..................................        216,182                      *
  Guy T. Steuart II...................................        328,180(4)                   *
  T. Murray Toomey, Esq. .............................         42,666(5)                   *
  Laura W. van Roijen.................................         38,412                      *
  George C. Williams, Jr..............................        381,944                      *
EXECUTIVE OFFICERS:
  Philip A. McNeill...................................        197,741(2)                   *
  Penni F. Roll.......................................         73,721(2)                   *
  John M. Scheurer....................................        372,294(2)                   *
  Joan M. Sweeney.....................................        321,409(2)                   *
  G. Cabell Williams III..............................        749,514(2,3)              1.2%
  All directors and executive officers as a group
     (17 in number)...................................      3,390,301(6)                5.5%

-------------------------
 *  Less than 1%

(1) Based on a total of 62,491,777 shares of the Company's common stock issued and outstanding on November 5, 1999 and shares of the Company's common stock issuable upon the exercise of immediately exercisable stock options held by each individual executive officer and non-officer director.

(2) Share ownership for the following directors and executive officers includes:

                                                                             OPTIONS
                                                                           EXERCISABLE     ALLOCATED
                                                               OWNED     WITHIN 60 DAYS     TO ESOP
                                                              DIRECTLY   OF NOV. 5, 1999    ACCOUNT
                                                              --------   ---------------   ---------
Mr. Walton..................................................  277,400        235,564           874
Mr. Williams, Jr............................................  284,346         97,598            --
Mr. McNeill.................................................  112,337        118,344         8,727
Ms. Roll....................................................   49,884         24,551         3,453
Mr. Scheurer................................................  235,267        124,043        22,151
Ms. Sweeney.................................................  196,355        124,759         9,462
Mr. Williams III............................................  365,998         92,802        69,675

    In addition, the beneficial ownership of each non-officer director includes exercisable options to purchase 10,000 shares.

(3) Includes 299,988 shares held by the ESOP, of which Messrs. Walton and Williams III are co-trustees. Participants in the ESOP may direct the voting of these shares; however, if a participant does not direct the voting, the co-trustees of the ESOP will vote the shares on behalf of the participants. Messrs. Walton and Williams III disclaim beneficial ownership of such shares. As of November 5, 1999, substantially all shares held in the ESOP had been allocated.

(4) Includes 276,691 shares held by a corporation for which Mr. Steuart serves as an executive officer.

(5) Shares are held by a trust for the benefit of Mr. Toomey and his wife.

(6) Includes a total of 917,661 shares underlying stock options exercisable within 60 days of November 5, 1999, which are assumed to be outstanding for the purpose of calculating the group's percentage ownership, and 299,988 shares held by the ESOP.

                          INVESTMENT ADVISORY SERVICES

     The Company is internally managed and therefore has not entered into any advisory agreement with, nor pays advisory fees to, an outside investment adviser. The Company is a registered investment adviser under the Advisers Act and provides advisory services to other entities. The Company currently has 88 investment and other portfolio management professionals, who manage the investments of the Company as well as the investments of other managed entities, as well as 36 other professional employees and staff. For our mezzanine and CMBS transactions, our investment decisions are made by an investment committee, which is composed of senior investment professionals of the Company. For Allied Capital Express transactions, a committee comprised of small business and real estate lenders meet to approve all loans. In addition, in certain instances where risk/return characteristics warrant and for every transaction larger than $10 million, the executive committee of the board of directors must also approve the transaction. See "Management" in the prospectus.

         SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

     The investments of the Company and its subsidiaries are held in safekeeping by Riggs Bank N.A. ("Riggs") at 808 17th Street, N.W., Washington, D.C. 20006. LaSalle National Bank, located at 25 Northwest Point Boulevard, Suite 800, Elk Grove Village, Illinois 60007, serves as the trustee and custodian with respect to assets of the Company held for securitization purposes. American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005 acts as the Company's transfer, dividend paying and reinvestment plan agent and registrar.

                              ACCOUNTING SERVICES

     Arthur Andersen LLP ("Andersen") has served as the independent accountant to the Company since December 31, 1997. Prior to the year ended December 31, 1997, Allied Lending's financial statements were audited by Matthews, Carter and Boyce, P.C., or its predecessor ("Matthews"). On December 12, 1997, Matthews resigned, effective upon the consummation of the merger, and Andersen was engaged and continues as the independent accountants of the Company. The decision to change accountants was recommended by the Company's Audit Committee and was approved by the board of directors of the Company.

     For the year ended December 31, 1996, and up to the date of resignation of Matthews, there were no disagreements with Matthews on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Matthews, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The independent accountants' report on the 1996 financial statements did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. Each of Andersen and Matthews has advised the Company that neither it nor any present member or associate of the relevant firm has any financial interest, direct or indirect, in the Company or its subsidiaries.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     Since the Company generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers in the normal course of business.

                                   TAX STATUS

     The following discussion is a general summary of the material federal income tax considerations applicable to the Company and to an investment in the common stock and does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this SAI and all of which are subject to change. You should consult your own tax advisor with respect to tax considerations which pertain to your purchase of common stock.

     This summary assumes that the investors in the Company hold shares as capital assets. This summary does not discuss all aspects of federal income taxation relevant to holders of the common stock in light of particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including dealers in securities and financial institutions. This summary does not discuss any aspects of foreign, state or local tax laws.

     The Company. The Company has elected for each taxable year to be treated as a "regulated investment company" or "RIC" under Subchapter M of the Code and intends to continue to maintain that status. If the Company qualifies as a RIC and distributes to stockholders in a timely manner at least 90% of its "investment company taxable income," as defined in the Code (i.e., net investment income, including accrued original issue discount, and net short-term capital gains) (the "90% Distribution Requirement") each year, it will not be subject to federal income tax on the portion of its investment company taxable income and net capital gains (net long-term capital gain in excess of net short-term capital loss) it distributes to stockholders. In addition, if the Company distributes in a timely manner 98% of its capital gain net income for each one-year period ending on December 31, and distributes 98% of its net ordinary income for each calendar year (as well as any income not distributed in prior years), it will not be subject to the 4% nondeductible federal excise tax imposed with respect to certain undistributed income of RICs. The Company generally endeavors to distribute to stockholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that such Company will not incur income and excise taxes on its earnings.

     In order to qualify as a RIC for federal income tax purposes, the Company must, among other things: (a) continue to qualify as a BDC under the 1940 Act,
(b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities, or other income derived with respect to its business of investing in such stock or securities (the "90% Income Test"); and (c) diversify its holdings so that at the end of each quarter of the taxable year
(i) at least 50% of the value of the Company's assets consists of cash, cash items, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the Company's assets or 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of the Company's assets is invested in the securities of one issuer (other than U.S. government securities or securities of other RICs) or of two or more issuers that are controlled (as determined under applicable Code rules) by the Company and are engaged in the same or similar or related trades or businesses. The failure of one or more of the Company's subsidiaries to continue to qualify as RICs could adversely affect the Company's ability to satisfy the foregoing diversification requirements.

     If the Company acquires or is deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, it must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the relevant entity in the same taxable year and to make distributions accordingly.

     Although it does not presently expect to do so, the Company is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, the Company is not permitted to make distributions to stockholders while the Company's debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. Moreover, the Company's ability to dispose of assets to meet its distribution requirements may be limited by other requirements relating to its status as a RIC, including the diversification requirements. If the Company disposes of assets in order to meet distribution requirements, the Company may make such dispositions at times which, from an investment standpoint, are not advantageous.

     If the Company fails to satisfy the 90% Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, it will be subject to tax in that year on all of its taxable income, regardless of whether it makes any distributions to its stockholders. In that case, all of the Company's distributions to its stockholders will be characterized as ordinary income (to the extent of the Company's current and accumulated earnings and profits). In contrast, as is explained below, if the Company qualifies as a RIC, a portion of its distributions may be characterized as long-term capital gain in the hands of stockholders.

     U.S. Stockholders. Other than distributions properly designated as "capital gain dividends" as is described below, dividends to U.S. Stockholders (as defined below) of the investment company taxable income of the Company will be taxable as ordinary income to stockholders to the extent of the Company's current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. A "U.S. Stockholder" is a stockholder who is (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created in or organized under the laws of the United States or any political subdivision thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source, or (iv) a trust subject to the supervision of a court within the United States and the control of a United States person. Distributions of the Company's net capital gain properly designated by the Company as "capital gain dividends" will be taxable to stockholders as a long-term capital gain regardless of the stockholder's holding period for his or her shares. Distributions in excess of the Company's earnings and profits will first reduce the adjusted tax basis of the stockholder's shares and, after the adjusted basis is reduced to zero, will constitute capital gains to the stockholder. For a summary of the tax rates applicable to capital gains, including capital gains dividends, see discussion below.

     To the extent that the Company retains any net capital gain, it may designate such retained gain as "deemed distributions" and pay a tax thereon for the benefit of its stockholders. In that event, the stockholders will be required to report their share of retained net capital gain on their tax returns as if it had been distributed to them and report a credit, or claim or refund for the tax paid thereon by the Company. The amount of the deemed distribution net of such tax will be added to the stockholder's cost basis for his or her shares. Since the Company expects to pay tax on net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid will exceed the amount of tax that such stockholders would be required to pay on net capital gain. Stockholders who are not subject to federal income tax or tax on capital gains should be able to file a Form 990T or an income tax return on the appropriate form that allows them to recover the taxes paid on their behalf.

     Any dividend declared by the Company in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the stockholders on December 31 of the year in which the dividend was declared.

     You should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, you may be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your shares.

     You may recognize taxable gain or loss if you sell or exchange your shares. Any gain arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or exchange of shares generally will be a capital gain or loss. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your shares for more than one year; otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received with respect to such shares and, for this purpose, the special rules of Section 246(c)(3) and (4) of the Code generally apply in determining the holding period of shares. It is unclear how any such long-term capital loss offsets capital gains taxable at different rates. All or a portion of any loss realized upon a taxable disposition of shares of the Company may be disallowed if other shares of the Company are purchased (under a DRIP plan or otherwise) within 30 days before or after the disposition.

     In general, net capital gain derived from an investment in the Company (the excess of net long-term capital gain over net short-term capital loss) of non-corporate taxpayers currently is subject to a maximum federal income tax rate of 20% (subject to reduction in certain situations) while other income may be taxed at rates as high as 39.6%. Capital gains derived from the disposition of assets held for more than one year generally are subject to federal income tax at the rate of 20%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

     The Company will send to each of its stockholders, as promptly as possible after the end of each fiscal year, a notice detailing, on a per share and per distribution basis, the amounts includible in such stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a stockholder's particular situation. The Company's ordinary income dividends to its corporate shareholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that the Company has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Company are not eligible for the dividends received deduction.

     Non-U.S. Stockholders. A Stockholder that is not a U.S. Stockholder (a "Non-U.S. Stockholder") generally is subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Company (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such stockholder. Accordingly, investment in the Company is likely to be appropriate for a Non-U.S. Stockholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such United States withholding tax.

     Non-effectively connected capital gain dividends and gains realized from the sale of stock will not be subject to United States federal income tax in the case of (i) a Non-U.S. Stockholder that is a corporation and (ii) a Non-U.S. Stockholder that is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Stockholders may nonetheless be subject to backup withholding on capital gain dividends and gross proceeds paid to them upon the sale of their stock. See "Backup Withholding" below.

     If income from the Company or gains realized from the sale of stock are effectively connected with a Non-U.S. Stockholder's United States trade or business, then such amounts will be subject to United States federal income tax at the tax rates applicable to United States persons. Non-U.S.

Stockholders that are corporations may be also subject to an additional "branch profits tax" with respect to income from the Company that is effectively connected with a United States trade or business.

     The United States Treasury Department recently issued Treasury regulations generally effective for payments made after December 31, 1999 concerning the withholding of tax and information reporting for certain amounts paid to nonresident alien individuals and foreign corporations (the "Final Withholding Regulations"). Among other things, the Final Withholding Regulations may require Non-U.S. Stockholders to furnish new certification of their foreign status not later than December 31, 1999. Prospective investors should consult their tax advisors concerning the applicability and effect of the Final Withholding Regulations on an investment in stock.

     The tax consequences to a Non-U.S. Stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. An applicable tax treaty may reduce the rate or the scope of U.S. taxation imposed on the income of an eligible Non-U.S. Stockholder. Non-U.S. Stockholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their tax advisors with respect to the tax implications of purchasing, holding and disposing of stock.

     Backup Withholding. The Company may be required to withhold United States federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate stockholders. This tax may be withheld from dividends if (i) the stockholder fails to furnish the Company with its correct taxpayer identification number, (ii) the IRS notifies the Company that the stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the stockholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

     The Company may be required to report annually to the IRS and to each Non-U.S. Stockholder the amount of dividends paid to such stockholder and the amount, if any, of tax withheld pursuant to the backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the Non-U.S. Stockholder's country of residence.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be refunded or credited against such stockholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

     YOU SHOULD CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE COMPANY, INCLUDING THE POSSIBLE EFFECT OF ANY PENDING LEGISLATION OR PROPOSED REGULATION.

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                                1,625,000 SHARES

[ALLIED CAPITAL LOGO]      ALLIED CAPITAL CORPORATION

                                  COMMON STOCK

                       ----------------------------------
                             PROSPECTUS SUPPLEMENT
                       ----------------------------------

                              MERRILL LYNCH & CO.

                                 MARCH 7, 2000

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